UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                REX ENERGY CORPORATION

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Rex Energy Corporation

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 8, 2013

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Rex Energy Corporation (the “Company”) will be held on May 8, 2013 at the Hampton Inn & Suites at Williamsburg Square, State College, Pennsylvania 16803 at 11:00 a.m., local time (the “Annual Meeting”). The Annual Meeting will be held for the following purposes:

1.	To elect six directors nominated by the Company’s Board of Directors to serve until the 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To consider a non-binding “say on pay” vote regarding the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in this proxy statement;

4.	To approve the Company’s Amended and Restated 2007 Long-Term Incentive Plan; and

5.	The transaction of any other business as may properly come before the Annual Meeting.

Enclosed with this Notice is a Proxy Statement, proxy card and business reply postage-paid envelope. The accompanying Proxy Statement contains information regarding the matters that you will be asked to consider and vote on at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 8, 2013. The Proxy Statement and 2012 Annual Report to Stockholders are available at www.edocumentview.com/REXX.

The Board of Directors has fixed the close of business on March 22, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any reconvened meeting after any adjournment or postponement of the meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, if you are unable to attend in person and wish to have your shares voted, YOU MAY VOTE BY TELEPHONE, THE INTERNET OR BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors,

Jennifer L. McDonough

Vice President, General Counsel and Secretary

State College, Pennsylvania

April 8, 2013

REX ENERGY CORPORATION

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

PROXY STATEMENT

Annual Meeting of Stockholders

We are furnishing this Proxy Statement to you on behalf of the Board of Directors (the “Board”) of Rex Energy Corporation, a Delaware corporation (the “Company”), to solicit proxies for use at our 2013 Annual Meeting of Stockholders (the “Annual Meeting”) or any reconvened meeting after any adjournment or postponement of the meeting. The Annual Meeting is scheduled to be held on Thursday, May 8, 2013 at Hampton Inn & Suites at Williamsburg Square, State College, Pennsylvania 16803 at 11:00 a.m., local time. The Company’s telephone number is (814) 278-7267, and our mailing address is 476 Rolling Ridge Drive, Suite 300, State College, Pennsylvania 16801. Unless otherwise indicated or the context otherwise requires, references to “we”, “us” or “our” refer collectively to the Company and its subsidiaries.

This proxy statement is dated April 8, 2013. We are first mailing this proxy statement and the enclosed proxy card on or about April 8, 2013.

QUESTIONS AND ANSWERS

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held at Hampton Inn & Suites at Williamsburg Square, State College, Pennsylvania 16803 on May 8, 2013 at 11:00 a.m., local time.

What matters will be voted on at the Annual Meeting?

You are being asked to vote on the following matters:

•	election of six directors that the Board nominated to serve until the 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

•	ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

•

consideration of a non-binding “say on pay” vote regarding the compensation of our named executive officers, as this Proxy Statement describes in Compensation Discussion and Analysis, the executive compensation tables and the accompanying narrative disclosures; and

•	approval of the Company’s Amended and Restated 2007 Long-Term Incentive Plan.

Who is entitled to vote at the meeting?

Our Board has set March 22, 2013 as the record date for the Annual Meeting (the “Record Date”). Stockholders of record as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any reconvened meeting after any postponement or adjournment of the meeting.

How many shares can vote?

As of the Record Date, we had outstanding 53,225,107 shares of common stock, which constitute our only outstanding voting securities. Each stockholder is entitled to one vote for each share of common stock held as of the Record Date.

What constitutes a quorum?

A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the Annual Meeting is a majority of the outstanding shares as of the Record Date, present in person or represented by proxy. Abstentions and broker non-votes, which are described in more detail below, are counted as shares present at the Annual Meeting for purposes of determining whether a quorum exists.

What is the difference between holding shares as a “registered stockholder” and as a “beneficial owner”?

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Registered Stockholder: A registered stockholder holds shares registered directly in the stockholder’s name with the Company’s transfer agent. As a registered stockholder, you have the right to provide your voting proxy directly to the Company or to vote in person at the Annual Meeting.

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Beneficial Owners: If you hold your shares through a bank, broker or other nominee, you are the “beneficial owner” of shares held in “street name”, and your bank, broker or other nominee which is considered, with respect to those shares, the stockholder of record, is forwarding these proxy materials to you. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote by completing the instructions that your bank, broker or other nominee provided to you. However, since you are not a registered stockholder, you may not vote these shares in person at the Annual Meeting unless you obtain a valid proxy from your bank, broker or other nominee (who is a registered stockholder), giving you the right to vote the shares.

What is a broker non-vote?

Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (1) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (2) the bank, broker or other nominee lacks discretionary voting power to vote the shares. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of the shares.

The proposal to elect six directors, the proposal to consider a non-binding “say on pay” vote regarding the Company’s executive compensation and the proposal to approve the Company’s Amended and Restated Long-Term Incentive Plan are each considered a non-routine matter on which banks, brokers and other nominees are not allowed to vote unless they have received voting instructions from the beneficial owner of the shares. Your bank, broker or other nominee will send you instructions on how you can instruct them to vote on this proposal. If you do not provide voting instructions, your bank, broker or other nominee will not vote your shares on this proposal.

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 is considered a routine matter on which banks, brokers and other nominees may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Your bank, broker or other nominee will send you instructions on how you can instruct them to vote on this proposal. If you do not provide voting instructions, your bank, broker or other nominee will have discretionary authority to vote your shares with respect to this proposal.

How many votes are needed for approval of each proposal?

•	Election of directors

The election of each of the directors requires the affirmative “FOR” vote of a plurality of the shares of our common stock present in person or represented by proxy at the Annual Meeting. You may vote “FOR” or “WITHHOLD” with respect to election of directors. As the election of directors is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Therefore, although there may be broker non-votes on this proposal, only votes “FOR” or “WITHHOLD” are counted in determining whether a plurality has been cast in favor of a director. Broker non-votes, if any, will not affect the outcome on the election of directors.

•	Ratification of independent registered public accounting firm

The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative “FOR” vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting. Abstentions will have the effect of a vote “AGAINST” this proposal and broker non-votes, if any, will have no effect on the vote.

•	Consideration of non-binding “say on pay” vote

The vote regarding compensation of the Company’s named executive officers, as described in the Compensation, Discussion and Analysis, executive compensation tables and accompanying narrative disclosures contained in this proxy statement requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. The vote is advisory and non-binding in nature but our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. As this vote on compensation is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Abstentions will have the effect of a vote “AGAINST” this proposal and broker non-votes, if any, will not affect the outcome of the vote.

•	Approval of Amended and Restated 2007 Long-Term Incentive Plan

The vote regarding the approval of the Company’s Amended and Restated 2007 Long-Term Incentive Plan requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. As this vote on the Amended and Restated 2007 Long-Term Incentive Plan is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Abstentions will have the effect of a vote “AGAINST” this proposal and broker non-votes, if any, will have no effect on the vote.

How does the Board recommend I vote on the proposals?

The Board unanimously recommends that you vote your shares as follows:

•	“FOR” the election of the Board’s six director nominees;

•	“FOR” the ratification of the appointment of KPMG LLP;

•	“FOR” the resolution regarding the compensation of the Company’s named executive officers; and

•	“FOR” the approval of the Company’s Amended and Restated 2007 Long-Term Incentive Plan.

Are there any other matters to be addressed at the Annual Meeting?

We know of no other matters to be presented for stockholder action at the Annual Meeting, but if other matters are brought before the Annual Meeting or at any reconvened meeting after any adjournment or postponement of the meeting, the officers named in your proxy intend to take such action as in their judgment is in the best interest of the Company and its stockholders.

How do I cast my vote?

If you are a registered stockholder, you may vote in person at the Annual Meeting. However, to ensure that your shares are represented at the Annual Meeting, you are recommended to vote promptly by proxy by taking any of the following steps, even if you plan to attend the Annual Meeting in person:

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By Mail: Mark your vote, sign and date your proxy card and return it in the pre-addressed postage-paid envelope that we have provided. If you received more than one proxy card (which means that you have shares in more than one account), you must mark, sign, date and return each proxy card or use an alternative voting method. Any proxy card that you mail must actually be received prior to the Annual Meeting;

•	By Telephone: Call the toll-free telephone number shown on your proxy card and follow the instructions; or

•	By Internet: Visit the web site shown on your proxy card and follow the instructions. Internet voting is available 24 hours a day.

•	If you vote by telephone or internet, your voting instructions must be received by 1:00 a.m., Eastern Daylight Savings Time, on May 8, 2013.

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If you are not a registered stockholder, but instead hold your shares in “street name” through a bank, broker or other nominee, please follow the instructions from your bank, broker or other nominee describing how to vote your shares.

How will my proxy be voted?

All properly executed proxies, unless revoked as described below, will be voted at the Annual Meeting or any reconvened meeting after any adjournments or postponements of the meeting in accordance with your directions on the proxy. With respect to the election of directors, you may vote “FOR” all nominees, “WITHHOLD” your vote for all nominees, or “WITHHOLD” your vote as to one or more specific nominees. If a properly executed proxy does not provide instructions, the shares of common stock represented by your proxy will be voted:

•	“FOR” the election of the Board’s six director nominees to serve until the Company’s 2014 Annual Meeting;

•	“FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

•	“FOR” the resolution regarding the compensation of the Company’s named executive officers;

•	“FOR” the approval of the Company’s Amended and Restated 2007 Long-Term Incentive Plan; and

•	at the discretion of the proxy holders with regard to any other matter that is properly presented at the Annual Meeting.

Can I revoke my proxy?

Yes. If you hold your shares as the registered stockholder, you may revoke your proxy at any time prior to the vote at the Annual Meeting by:

•	delivering a written notice revoking your proxy to the attention of the Company’s Secretary at the address above;

•	delivering a new proxy bearing a date after the date of the proxy that you are revoking;

•	voting later by telephone (prior to 1:00 a.m., Eastern Daylight Savings Time on May 8, 2013), if you previously voted by telephone;

•	voting later by the internet (prior to 1:00 a.m., Eastern Daylight Savings Time on May 8, 2013), if you previously voted by the internet; or

•	voting in person at the Annual Meeting.

Attending the Annual Meeting alone will not revoke your proxy. If you are not a registered stockholder, but instead hold your shares in “street name” through a bank, broker or other nominee, the above-described options for revoking your proxy do not apply. Instead, you will need to follow the instructions that your bank, broker or other nominee provided to revoke your proxy and submit new voting instructions.

Where can I find the voting results of the meeting?

The preliminary voting results will be announced at the Annual Meeting. The Company will publish final voting results of the Annual Meeting in a Current Report on Form 8-K within four business days after the Annual Meeting.

Who is soliciting this proxy? Who will bear the cost?

The Board is soliciting this proxy. We will bear the cost of the solicitation. In addition to the use of mail, our directors, officers and employees, without additional compensation, may solicit proxies by personal interview, telephone, telegram, electronic mail or otherwise. We may also make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock that those owners hold of record. We will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

What does it mean if I get more than one proxy card or set of instructions from a bank, broker or other nominee?

Your shares may be registered in more than one account. You should vote each proxy card you receive and follow each set of instructions from your bank, broker or other nominee.

Who can help answer your questions?

If you have any questions about any of the proposals to be presented at the Annual Meeting or how to submit your proxy card, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact our Investor Relations Department by telephone at (814) 278-7267 or by mail at the Company’s current address at 476 Rolling Ridge Drive, Suite 300, State College, Pennsylvania 16801. We are moving the Company’s headquarters in April 2013, however, and from and after April 22, 2013, the Company’s address will be: Rex Energy Corporation, 366 Walker Drive, State College, Pennsylvania 16801. In addition, information regarding the Annual Meeting is available via the internet at www.edocumentview.com/REXX.

YOUR VOTE IS IMPORTANT. IF YOU ARE A REGISTERED STOCKHOLDER, YOU MAY VOTE BY TELEPHONE, INTERNET OR BY COMPLETING, SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ARE A BENEFICIAL OWNER, PLEASE FOLLOW THE VOTING INSTRUCTIONS OF YOUR BANK, BROKER OR OTHER NOMINEE PROVIDED WITH THIS PROXY STATEMENT AS PROMPTLY AS POSSIBLE.

PROPOSAL ONE: ELECTION OF DIRECTORS

Each of our current directors serves a term that expires at the Annual Meeting. Upon recommendation of the Nominating and Governance Committee, the Board has nominated incumbent directors Lance T. Shaner, Thomas C. Stabley, John W. Higbee, John A. Lombardi, Eric L. Mattson and John J. Zak to be elected by our stockholders entitled to vote at the Annual Meeting. The director nominees, if elected, will serve until the 2014 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, or their earlier resignation or removal. Messrs. Shaner, Higbee, Lombardi, Mattson, Stabley and Zak have each indicated a willingness to serve as a director if elected.

If any director nominee becomes unable or unwilling to stand for election as a director, which is not currently anticipated, it is intended that the shares represented by proxies will be voted for the election of such other person or persons as the Board may nominate.

When considering whether director nominees have the experience, qualifications, attributes and skills to enable the Board to effectively satisfy its oversight responsibilities in light of the Company’s business and structure, the Board and the Nominating and Governance Committee focused primarily on the information discussed in each of the directors’ individual biographies set forth below. We have also provided additional information about each nominee to further illustrate the specific traits and characteristics that the Nominating and Governance Committee believes qualify these individuals to serve as directors of our Company.

The Board unanimously recommends a vote “FOR” the election of each of the Board’s six director nominees listed below.

Name	Age	Position
Lance T. Shaner	59	Chairman
Thomas C. Stabley	42	Chief Executive Officer and Director
John W. Higbee	70	Director; Chairman of Compensation Committee
John A. Lombardi	47	Director; Chairman of Audit Committee
Eric L. Mattson	61	Director
John J. Zak	52	Director; Chairman of Nominating and Corporate Governance Committee

Lance T. Shaner has been Chairman and a director of the Company since March 2007. Mr. Shaner founded our predecessor company, PennTex Resources, L.P., in 1996, and co-founded and served as an officer of all of the Rex Energy affiliated companies before our initial public offering in July 2007. From March 2004 to September 2006, Mr. Shaner served as the Chief Executive Officer and Chairman of our wholly owned subsidiary, Rex Energy Operating Corp. Since its inception in 1984, Mr. Shaner has served as Chairman and Chief Executive Officer of Shaner Hotels, a privately held hotel company. Mr. Shaner is also the Chairman and Chief Executive Officer of Shaner Growth Fund I LLC, Shaner Growth Fund II, LLC, a private mortgage REIT, and Shaner Capital L.P., a company formed to make preferred equity investments in small to mid-size companies. Mr. Shaner is also the Chairman of the Board of Shaner Italia, a holding company that has developed the Renaissance II Ciocco Resort and Conference Center in Tuscany, Italy. Mr. Shaner previously served on the Board of Directors of C-Cor Incorporated, a publicly traded company providing integrated network solutions, from October 2003 to October 2005. Previously, Mr. Shaner developed and operated a major television cable company in Western New York and Pennsylvania. Mr. Shaner received his Bachelor of Arts degree in History from Alfred University.

Qualifications. Mr. Shaner has extensive business experience as founder, Chairman and Chief Executive Officer of Shaner Hotels and related companies. His previous employment with the Company and its predecessors, and his role as a founder of the Company, provide him with a strong understanding of our industry and the challenges of managing a dynamically growing, complex organization such as ours. Mr. Shaner has strong executive leadership skills gleaned from his roles as Chief Executive Officer for a variety of organizations and service on the boards of both public and private companies. He brings a deep understanding of the financial markets, capital raising and other major corporate transactions to our Board and, as our Chairman, provides valuable insight and strategic guidance to our management.

Thomas C. Stabley has been Chief Executive Officer and a director of the Company since October 2011. Mr. Stabley was a co-founder of the Company in 2004 and served as the Chief Financial Officer until October 2011, when he assumed the dual role of Chief Executive Officer and Chief Financial Officer, until relinquishing the Chief Financial Officer role in June 2012. Prior to joining the Company, Mr. Stabley served as Vice President of Accounting for Shaner Hotels, a privately held hotel company, from January 1998 to March 2004. Mr. Stabley holds a Bachelor of Science degree in Accounting from the University of Pittsburgh.

Qualifications. In his capacity as Chief Executive Officer and director, Mr. Stabley serves as a critical liaison between the Board and management. His intimate knowledge of the strategic and growth priorities and day-to-day workings of our business enables him to provide the Board with essential insight and perspective. Mr. Stabley brings over fifteen years of expertise in capital markets, financial reporting, corporate finance and strategic planning to his roles as our Chief Executive Officer and a director on our Board.

John W. Higbee has been a director of the Company since October 2007. Mr. Higbee was a partner of Arthur Andersen LLP for over twenty years until his retirement in 2001 and served in various management positions, including as the head of the Pittsburgh, Pennsylvania audit practice from 1982 until 1998. Since 2003, Mr. Higbee has served as an independent business consultant to several companies regarding public accounting matters, including Sarbanes-Oxley Act compliance. From September 2004 until August 2006, Mr. Higbee was the Vice President and Chief Financial Officer of the Fullington Auto Bus Company, a privately held company engaged in inter and intra city bus transportation. From February 2004 until March 2006, Mr. Higbee was a director and Chairman of the Audit Committee of World Health Alternatives, Inc., a publicly traded company that provided healthcare staffing services to hospitals and other healthcare facilities. From October 2001 to November 2006, Mr. Higbee was a director of Rent-Way, Inc., a publicly traded company that was engaged in the rental-purchase business. Mr. Higbee served on the Audit and Finance committees of Rent-Way’s Board of Directors, becoming the Chairman of the Audit Committee in December 2003. Mr. Higbee received a Bachelor of Science in Accounting from The Pennsylvania State University and is a certified public accountant.

Qualifications. Mr. Higbee brings more than thirty years of financial and accounting experience to our Board, including extensive service in the public accounting industry and in a variety of executive financial leadership roles for public and private companies. His previous service as a Chief Financial Officer and director of several publicly traded companies has given him a strong understanding of financial reporting, internal controls and procedures and risk management. Mr. Higbee has been designated by our Board as an “audit committee financial expert.”

John A. Lombardi has been a director of the Company since April 2007. Since March 2008, Mr. Lombardi has been a principal at the accounting firm of Hill, Barth & King LLC in its Erie, Pennsylvania office. From February 2007 until March 2008, Mr. Lombardi was self-employed as an accounting and financial reporting consultant. Mr. Lombardi was the Senior Vice President and Chief Financial Officer for Rent-Way, Inc., a publicly traded furniture and electronics rent-to-own company, from December 2005 to February 2007 when Rent-A-Center, Inc. acquired Rent-Way. He was Vice President, Corporate Controller and Chief Accounting Officer of Rent-Way, Inc. from April 2001 to December 2005. Mr. Lombardi is a certified public accountant, a certified insolvency and reorganization accountant and a certified fraud examiner. Mr. Lombardi holds a Bachelor of Science degree from Gannon University.

Qualifications. As a certified public account and a former Chief Financial Officer of a publicly traded company, Mr. Lombardi brings significant experience, expertise and background in financial and accounting matters to our Board. He has extensive knowledge of public company finance, internal controls and procedures and risk management that enables him to provide insight and guidance to our Board in these areas. Mr. Lombardi has been designated by our Board as an “audit committee financial expert” and he currently serves as the Chairman of our Audit Committee.

Eric L. Mattson has been a director of the Company since April 2010. He currently serves as the Chief Financial Officer of Select Energy Services, LLC, a privately held oil service company located in Houston, Texas. From 2003 to 2007, Mr. Mattson served as Senior Vice President and Chief Financial Officer of VeriCenter, Inc., a private provider of managed hosting services. From November 2002 until October 2003, Mr. Mattson worked as an independent consultant. From September 1999 until November 2002, Mr. Mattson was the Chief Financial Officer of Netrail, Inc., a private internet backbone and broadband service provider. From July 1993 until May 1999, Mr. Mattson served as Senior Vice President and Chief Financial Officer of Baker Hughes Incorporated, a publicly traded provider of products and services to the oil, gas and processing industries. Since March 1995, Mr. Mattson has been a member of the Board of Directors of National Oilwell Varco, Inc., a publicly traded oil service and manufacturing company, and also serves as a member of its audit committee. Mr. Mattson received his Bachelor of Science degree in Economics and an M.B.A. from The Pennsylvania State University.

Qualifications. Mr. Mattson has extensive experience as a Chief Financial Officer for a variety of organizations, both public and private. He brings strong executive leadership skills and a deep understanding of strategic planning, financial reporting and risk management to our Board, as well as significant experience gained from serving on the board of another public company in our industry. His knowledge of the oil and gas industry as well as the financial and capital markets enables him to provide critical insight to the Board. Mr. Mattson has been designated by our Board as an “audit committee financial expert.”

John J. Zak has been a director of the Company since November 2010. Mr. Zak has been a partner in the law firm of Hodgson Russ LLP since 1990, concentrating his practice in U.S. securities regulation and compliance, mergers and acquisitions, and corporate law and governance. Mr. Zak has twenty five years of experience in North American capital markets, regularly counseling U.S. and Canadian businesses on U.S. securities and corporate law matters. He is a member of the New York State Bar Association and the American Bar Association. Mr. Zak received his Bachelor of Arts degree from the State University of New York at Buffalo and his J.D. from Cornell Law School.

Qualifications. Mr. Zak has extensive experience in providing strategic counsel and legal advice to public and private companies engaged in major corporate and capital raising transactions and securities offerings. He also brings strong leadership skills and a deep understanding of public company governance, mergers and acquisitions, and executive compensation arrangements to our Board. His expertise in corporate law and governance, securities regulation and compliance enable him to provide our Board and our Nominating and Governance Committee, of which he is the Chair, with valuable insight and perspective.

THE BOARD, ITS COMMITTEES AND ITS COMPENSATION

The Board

Our Board currently consists of six directors. Under our corporate governance guidelines, the Board represents the stockholders’ interest in perpetuating a successful business and optimizing long-term financial returns in a manner consistent with applicable legal requirements and ethical considerations. The Board is responsible for identifying and taking reasonable action to help assure that we are managed in a way designed to achieve this result. Consistent with the importance of the Board’s responsibilities, each director is expected to be familiar with the Company’s business and public disclosures, to review in advance of Board meetings all related materials distributed to the Board and to attend and participate in meetings of the Board and meetings of any committee of which the director is a member.

In 2012, the Board held 12 meetings, including regularly scheduled and special meetings. In 2012, each director attended more than seventy-five percent (75%) of the total number of meetings of the Board and the committees on which he served. It is the Company’s policy that, to the extent reasonably practicable, Board members should attend stockholder meetings. All of the directors then serving on the Board attended our 2012 Annual Meeting of Stockholders.

Director Independence

As part of the Company’s corporate governance practices, and in accordance with NASDAQ rules, the Board has established a policy requiring a majority of the members of the Board to be independent. For a director to be independent, the Board must determine, among other things, that the director does not have any direct or indirect material relationship with the Company. The guidelines for determining director independence are set forth in our Corporate Governance Policy, which is publicly available on our website at www.rexenergy.com under the “Corporate Governance” link under the “Investor Relations” tab. Our Corporate Governance Policy conforms to the independence requirements of the NASDAQ corporate governance standards. Applying these independence standards, the Board has determined that John W. Higbee, John A. Lombardi, Eric L. Mattson and John J. Zak are all independent directors.

Board Committees

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each of which is described below. Each committee operates under a written charter that the Board adopted. All of the charters are publicly available on our website at www.rexenergy.com under the “Corporate Governance” link under the “Investor Relations” tab. You may also obtain a copy of our charters upon written request to our Investor Relations Department at our principal executive offices.

It is the role of the Nominating and Governance Committee to recommend to the Board candidates to serve on the committees. The Board elects committee members annually and they serve until their successors are elected and qualified or until their earlier death, retirement, resignation or removal. The table below sets forth the current composition of the Board committees.

	Nominating and Governance Committee	Compensation Committee	Audit Committee
John W. Higbee	Member	Chair	Member

John A. Lombardi	Member	Member	Chair

Eric L. Mattson	—	—	Member

John J. Zak	Chair	Member	—

On a periodic basis, the Board reviews the composition of the Board committees and discusses the need or desire for changes or additions to the committees.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of the Company’s financial statements. Pursuant to its charter, the functions and responsibilities of the Audit Committee include:

•	selecting and hiring (subject to ratification by our stockholders) the independent public accountants to audit our financial statements;

•	establishing the scope of, and overseeing, the annual audit;

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assisting the Board in fulfilling its oversight responsibility to the stockholders, the investment community and others relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence and the performance of our internal audit function;

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overseeing our system of disclosure controls and procedures and system of internal controls regarding financial, accounting, legal compliance and ethics that management and the Board have established; and

•	maintaining free and open communication between the committee and our independent auditors, the internal accounting function and management of our company.

The Audit Committee consists of Messrs. Higbee, Lombardi and Mattson. The Board has determined that all members of the Audit Committee meet the independence criteria prescribed by the applicable regulations and rules of the Securities and Exchange Commission (the “SEC”) and are “independent directors” within the meaning of applicable NASDAQ listing standards. In addition, the Board has determined that Messrs. Higbee, Lombardi and Mattson each:

(i)	meet NASDAQ’s financial literacy requirements;

(ii)	qualify as “audit committee financial experts” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC; and

(iii)	meet NASDAQ’s financial sophistication requirements.

In 2012, the Audit Committee held 10 meetings, including regularly scheduled and special meetings.

Compensation Committee

The Compensation Committee establishes our company’s policies and administers our compensation program with respect to our executive officers. Based on periodic evaluation, the Compensation Committee also makes recommendations to the Board regarding director compensation and our company’s employee benefits program. Pursuant to our charter, the functions and responsibilities of the Compensation Committee include:

•	determining compensation for the Company’s executive officers, including our Chief Executive Officer;

•	assisting in developing and reviewing the annual performance goals and objectives of our executive officers, including our Chief Executive Officer;

•	assessing the adequacy and competitiveness of our executive compensation program;

•	administering our incentive compensation program and other equity-based compensation plans;

•	reviewing and recommending compensation for our non-employee directors;

•	preparing the Compensation Committee report to be included in our annual proxy statement; and

•	reviewing and evaluating the adequacy of the Compensation Committee charter on an annual basis.

The Compensation Committee has directed the design and implementation of our executive compensation program. Our Compensation Committee is authorized to retain advisors with respect to compensation matters. The Compensation Committee periodically consults with our human resources department and outside advisers and may use customized and non-customized data that compensation consultants provide in connection with its decisions with respect to executive compensation matters.

In 2012, the Compensation Committee engaged the services of Pay Governance LLC (“Pay Governance”) and management engaged the services of Effective Compensation Incorporated (“ECI”), each of which is an independent compensation consultant. ECI provided non-customized information regarding the total direct compensation paid to management and other employees of companies with revenues up to $150 million participating in ECI’s 2011 and 2012 Oil and Gas E&P Industry Compensation Surveys. Pay Governance provided customized information that consisted of developing a peer group of natural gas exploration and production companies of relevant size to gather data that could be used by the Compensation Committee to review executive officer and non-employee director compensation, providing market compensation information for the chief executive officer and chief operating officer positions, and conducting a review of the Company’s long-term incentive program relative to industry practices. Neither Pay Governance nor ECI provided any additional services to the Company.

The Compensation Committee has reviewed the nature of the relationship between itself and both compensation consultants, including all personal and business relationships between the committee members, the compensation consultants and the individuals who provided advice to the Compensation Committee. Based on its review, the Compensation Committee did not identify any conflicts of interest in the engagement of either ECI or Pay Governance as a compensation consultant.

The Compensation Committee consists of Messrs. Higbee, Lombardi and Zak. None of the individuals serving on the Compensation Committee has ever been an officer or employee of the Company. The Board has determined that all members of the Compensation Committee satisfy the applicable independence requirements of the NASDAQ listing standards in effect as of the date of this proxy statement. Additionally, all of the members of the Compensation Committee qualify as “non-employee directors” for purposes of SEC requirements, and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. In 2012, the Compensation Committee held five meetings, including regularly scheduled and special meetings.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee (1) has ever been employed by us, as an officer or otherwise, or (2) has or had any relationship with us in 2012 requiring disclosure pursuant to SEC rules. Additionally, in 2012, none of our executive officers served as a member of the compensation or similar committee or as a member of the board of directors of any other entity of which an executive officer of that entity served on the Compensation Committee or Board.

Nominating and Governance Committee

The Nominating and Governance Committee nominates candidates to serve on the Board. The Nominating and Governance Committee is also responsible for monitoring a process to assess director, board and committee effectiveness, developing and implementing our corporate governance guidelines and otherwise taking a leadership role in shaping the corporate governance of our company. Pursuant to its charter, the responsibilities and duties of the Nominating and Governance Committee include:

•	assisting the Board in developing and annually reevaluating a set of specific criteria for Board membership;

•	assessing the size and composition of the Board and its committees and identifying qualities, skills and areas of expertise that will help to strengthen and balance the Board;

•	evaluating each new director candidate and each incumbent director prior to recommending that the Board nominate or re-nominate any such individual for election or reelection;

•

assisting the Board in developing, periodically reassessing and annually evaluating the cooperation of each member of the Board in complying with initial orientation guidelines and continuing education guidelines;

•	reviewing the performance and composition of each committee of the Board and recommending any appropriate changes;

•	recommending committee members to the Board; and

•	reviewing the adequacy of the charters of each committee of the Board, including the Nominating and Corporate Governance Committee charter, on an annual basis.

The Nominating and Governance Committee consists of Messrs. Higbee, Lombardi and Zak. In 2012, the Nominating and Governance Committee held four meetings, including regularly scheduled and special meetings.

Director Compensation in 2012

Each non-employee director receives a monthly retainer in the amount of $6,000 per month in lieu of all other non-employee director fees pursuant to the Company’s director compensation plan. In May 2012, the Compensation Committee engaged Pay Governance to examine its director compensation against its peer group. In late 2012, following the recommendation of Pay Governance to increase non-employee director equity compensation to better align with the peer group, the Board amended the director compensation plan to provide that each non-employee director is eligible to receive an annual equity grant of time-based restricted stock and phantom stock valued at $100,000 on the grant date and vesting ratably in one-third increments starting on the first anniversary of the grant date. Awards are made in December of the year preceding the year of service on the Board by a non-employee director.

In December 2012, the Compensation Committee approved awards of three-year, ratably vesting time-based restricted stock and phantom stock for each of the non-employee directors. The awards are split sixty percent restricted stock and forty percent phantom stock. The phantom stock is payable in cash upon vesting. Awards of phantom stock were included to allow the non-employee directors, for whom the Company does not withhold taxes, to meet their tax obligations if and when the awards vest. Phantom stock and restricted stock are subject to the same vesting requirements and phantom stock will vest only if and when the underlying restricted stock vests.

The following table sets forth certain information regarding the compensation earned by our non-employee directors during 2012:

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Total
Lance T. Shaner	$72,000	$100,000	$172,000
John A. Lombardi	$72,000	$100,000	$172,000
John W. Higbee	$72,000	$100,000	$172,000
Eric L. Mattson	$72,000	$100,000	$172,000
John J. Zak	$72,000	$100,000	$172,000

(1)

Represents the grant date fair value of awards granted during the indicated year, as determined in accordance with ASC Topic 718. Please see the discussion of the assumptions made in the valuation of these awards in Note 17, Employee Benefit and Equity Plans, to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)

On December 12, 2012, we granted 4,942 shares of restricted stock and 3,295 shares of phantom stock to each of our non-employee directors. The shares of restricted stock and phantom stock are time-based and vest ratably over a three-year period, commencing on the one year anniversary of the date of grant. The Company did not grant any stock options or performance-based restricted stock to non-employee directors during fiscal year 2012. The following table sets forth the aggregate number of shares of restricted stock, performance-based restricted stock, phantom stock and options outstanding at December 31, 2012 for each non-employee director.

Name	Number of Restricted Stock Awards Outstanding at Year-End	Number of Performance- Based Restricted Stock Awards Outstanding at Year-End	Number of Phantom Stock Awards Outstanding at Year-End	Number of Option Awards Outstanding at Year-End
Lance T. Shaner	7,153	7,081	9,490	22,734
John A. Lombardi	7,153	7,081	9,490	97,734
John W. Higbee	7,153	7,081	9,490	47,734
Eric L. Mattson	7,153	7,081	9,490	7,387
John J. Zak	7,153	7,081	9,490	—

CORPORATE GOVERNANCE

The Board has established corporate governance practices designed to serve the best interests of our Company and our stockholders. In this regard, the Board has, among other things, adopted:

•	a corporate governance policy;

•	a code of ethics for directors, officers and employees;

•	procedures regarding stockholder communications with the Board and its committees; and

•	written charters for the Board’s Audit, Compensation and Nominating and Governance Committees.

The Board reviews and modifies our policies and procedures as necessary to comply with any new requirements of the SEC or NASDAQ, and periodically to reflect evolving standards in corporate governance.

Corporate Governance Policy

The Board has adopted a Corporate Governance Policy that sets out our Company’s policies regarding, among other things, the Board’s composition, leadership, committees, meeting procedures, the compensation and responsibilities of our directors and the responsibilities of management. A copy of this Corporate Governance Policy is published in the “Corporate Governance” section of the “Investor Relations” section of our website at www.rexenergy.com.

Code of Ethics for Directors, Officers and Employees

The Board has adopted a Code of Ethics for Directors, Officers and Employees (the “Code of Ethics”). The purpose of the Code of Ethics is to focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and to help enhance and formalize our culture of integrity, honesty and accountability. A copy of the Code of Ethics is published in the “Corporate Governance” section of the “Investor Relations” section of our website at www.rexenergy.com. We intend to make all required disclosures concerning any amendments to, or waivers from, the Code of Ethics on our website.

Stockholder Communications with the Board

The Company encourages any stockholder who desires to communicate with the Board with respect to the stockholder’s views and concerns to do so by writing to the Secretary of the Company, who will assure that the Chairman of the Nominating and Governance Committee receives the correspondence. The Company’s current address is: Rex Energy Corporation, 476 Rolling Ridge Drive, Suite 300, State College, Pennsylvania 16801. We are moving the Company’s headquarters in April 2013, however, and from and after April 22, 2013, the Company’s address will be: Rex Energy Corporation, 366 Walker Drive, State College, Pennsylvania 16801.

Board Leadership Structure

Our Corporate Governance Policy provides that the Board has the flexibility to decide whether it is in the best interests of the Company to separate the roles of Chief Executive Officer and Chairman. We currently have a separate Chairman and Chief Executive Officer. Lance T. Shaner serves as our Chairman, and Thomas C. Stabley serves as our Chief Executive Officer. The Board has determined that having a separate Chairman is in the best interest of our stockholders at this time. This structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. Separating these positions allows our Chief

Executive Officer to focus on our day-to-day business, while allowing our Chairman to focus on the general policy for the Company and to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. The Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. The Board believes, due to the continued leadership and experience provided by these two individuals, that having separate positions is the appropriate leadership structure for the Company at this time.

Board’s Role in Risk Oversight

The Board is actively involved in oversight of risks that could affect the Company. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.

The Board oversees the Company’s management of commodity price risk through regular reviews of the Company’s derivatives strategy with executive management and oversight of the Company’s policy that limits the Company’s authority to enter into derivative commodity price instruments to a specified level of production, above which management must seek Board approval. Our Board also receives regular reports from Thomas C. Stabley, our Chief Executive Officer and a director, and other members of our senior management who supervise various aspects of our business, including operations, finance, compliance, investor relations and safety and environmental matters and also receives regular reports from members of our senior management on risk management.

The Audit Committee of the Board is charged by its charter with the responsibility to review and evaluate the Company’s policies and practices with respect to risk assessment and risk management, including the Company’s major financial risk exposures and steps taken by management to monitor and control these exposures and the Company’s litigation management and insurance management processes. The Audit Committee regularly updates the Board about the Committee’s activities and makes appropriate recommendations. Additionally, at certain Audit Committee meetings, management presents one or more particular areas of risk, either independently as a result of its assessment of materiality or at the request of the Audit Committee. In carrying out its duties and responsibilities, the Audit Committee is tasked with designing its policies and procedures to be flexible and to ensure that the corporate accounting, financial reporting and disclosure practices of the Company are appropriately tailored for the Company’s specific business and financial risks. The Audit Committee also regularly inquires as to whether the independent or internal auditors have any concerns regarding the possibility of significant accounting or reporting risks or exposures, the appropriateness and quality of significant accounting treatments and whether there has been any aggressive creativity in any such treatments. The Audit Committee works with management in addressing its policies, strengths and weaknesses in each area presented or separately assessed.

In addition to the formal compliance program, the Board and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into overall corporate strategy and day-to-day business operations.

Director Nominations and Qualifications

The Nominating and Governance Committee selects and evaluates candidates for nomination as directors in accordance with the general criteria set forth in its charter, regardless of whether candidates are recommended to the Nominating and Governance Committee by the Board, stockholders or a third party consultant. Pursuant to the committee charter, each director should be an individual of the highest character and integrity, be free of any conflict of interest that would violate applicable law or regulation or interfere with the responsibilities of a director, and be able to devote sufficient time to the affairs of the Company to develop and maintain a sufficient knowledge of the Company and its industry, to review and analyze reports and other information important to

Board and committee responsibilities, and to prepare for and attend Board and committee meetings. In addition, the Nominating and Governance Committee periodically re-evaluates and modifies as necessary specific criteria that should be represented by the members of the Board. In carrying out its function to nominate candidates for election to our board, the Nominating and Governance Committee considers the mix of skills, experience, character, commitment and diversity – diversity being broadly construed to mean a variety of opinions, perspectives, experiences and backgrounds, as well as other differentiating characteristics – all in the context of the requirements of our Board at that point in time.

PROPOSAL TWO: RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The Company is asking stockholders to ratify this appointment. Although the Company is not required to obtain stockholder ratification of the appointment of KPMG, the Board considers the selection of an independent registered public accounting firm to be an important matter to stockholders and considers a proposal for stockholders to ratify such appointment to be an opportunity for stockholders to provide input to the Audit Committee and the Board on a key corporate governance issue. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain KPMG. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our stockholders.

On March 21, 2011, the Audit Committee dismissed Malin, Bergquist & Company, LLP (“MB&C”) as our independent registered public accounting firm. By written consent effective March 23, 2011, the Audit Committee approved the appointment of KPMG as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2011. In 2012, the Audit Committee retained KPMG as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2012.

The audit reports of MB&C on our consolidated financial statements for the years ended December 31, 2010 and December 31, 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2010 and December 31, 2009, and through March 21, 2011, there were no disagreements with MB&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MB&C, would have caused MB&C to make reference thereto in its reports on the financial statements for such periods. During this time, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2010 and 2009, and in connection with our joint ventures with WPX Energy San Juan, LLC (formerly known as Williams Production Company, LLC), Williams Production Appalachia and Sumitomo Corporation, we consulted with KPMG regarding the application of ASC 932, Extractive Industries – Oil and Gas, with respect to the treatment of amounts paid to us from our joint venture partners in addition to the proper treatment of carried interests. In connection with the formation of our less-than-wholly owned subsidiaries Keystone Midstream Services, LLC and Water Solutions Holdings, LLC, we consulted with KPMG regarding the application of ASC 323, Investments – Equity Method and Joint Ventures, and ASC 810, Consolidation, with respect to the determination of primary beneficiaries, the accounting for variable interest entities, and the application of the equity method of accounting and consolidation guidance. Decisions regarding the accounting treatment of these items were made by us with consideration given to the interpretive guidance provided by KPMG related to the application of applicable accounting principles and our accounting for the above mentioned matters was consistent with the views provided by KPMG. We also consulted with MB&C regarding the above mentioned matters and our accounting for these matters was consistent with the views provided by MB&C.

Except for the consultations described in the preceding paragraph, during the fiscal years ended December 31, 2010 and 2009 and through March 23, 2011, we did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us by KPMG that KPMG concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the appointment of KPMG.

Representatives of KPMG are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if they so desire. They will also be available to answer questions.

The Board unanimously recommends a vote “FOR” the proposal to ratify KPMG LLP as our independent registered public accounting firm.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Audit-Related Fees

The following table summarizes the aggregate fees billed to us during the fiscal years ended December 31, 2012 and December 31, 2011 by KPMG and MB&C ($ in thousands).

	Year Ended December 31,
	2012	2011
Audit fees(1)	$795	$684
Audit-related fees(2)	—	5
Tax fees(3)	271	392
All other fees	—	—

	$1,066	$1,081

(1)

Audit fees consist of amounts billed for professional services for the audit of our annual financial statements, for the review of the financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements and private placements, including (among other things) filings of registration statements, for the years ended December 31, 2012 and December 31, 2011.

(2)

Audit-related fees shown in the table above consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations in connection with attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and our change in registered public accountants during 2011.

(3)	Tax fees consist of amounts billed for tax compliance and consultation services, including the preparation of state and federal tax returns.

Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and non-audit services provided to the Company by its independent registered public accounting firm (except for items exempt from pre-approval requirements under applicable laws and rules). The Audit Committee has considered whether the non-audit services provided by KPMG were compatible with maintaining KPMG’s independence and determined that the nature and substance of any non-audit services did not impair the status of KPMG as the Company’s independent registered public accounting firm.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors provides assistance to the Board in, among other matters, fulfilling its responsibility relating to the accounting and reporting practices of the Company, the adequacy of the Company’s financial controls and the quality and integrity of the financial statements of the Company.

In connection with its review of the audited financial statements appearing in the Company’s Annual Report on Form 10-K for fiscal year 2012, the Committee:

•	discussed these financial statements with the Company’s management and KPMG, the Company’s independent registered public accounting firm;

•

discussed with KPMG those matters required to be discussed under Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications); and

•

received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with KPMG their independence.

Based on the review and discussions referred to above, the Committee recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2012, as filed with the SEC.

The Committee has selected and engaged KPMG as the Company’s independent registered public accounting firm to audit and report to the Company’s stockholders on the Company’s financial statements for fiscal year 2013.

This report is submitted by the members of the Audit Committee.

John A. Lombardi (Chair)

John W. Higbee

Eric L. Mattson

EXECUTIVE OFFICERS

The following sets forth certain information regarding executive officers of the Company. The biography for Thomas C. Stabley, who is both a director and an executive officer of the Company, may be found above in the biographical information included for each of the nominated directors.

Name	Age	Position with the Company
Thomas C. Stabley	42	Chief Executive Officer
Patrick M. McKinney	53	President and Chief Operating Officer
Michael L. Hodges	34	Chief Financial Officer
Curtis J. Walker	31	Chief Accounting Officer
David E. Pratt	61	Senior Vice President, Exploration Manager
Christina K. Marshall	42	Senior Vice President, Human Resources and Administration
F. Scott Hodges	44	Senior Vice President, Land
Jennifer L. McDonough	41	Vice President, General Counsel and Secretary

Patrick M. McKinney was named President and Chief Operating Officer in October 2011. Mr. McKinney joined the Company as Executive Vice President and Chief Operating Officer in May 2010. Prior to joining the Company, Mr. McKinney served as Senior Vice President, Engineering and Operations of Cano Petroleum (an energy company), which he joined in 2006. Before 2006, Mr. McKinney was Strategic Worldwide Portfolio Manager for Pioneer Natural Resources (an independent exploration and production company) where he was responsible for capital spending and resource recovery determinations related to exploration and development in Canada, Argentina, Tunisia, Alaska, West Africa and Pioneer’s domestic projects. Previously, Mr. McKinney spent 20 years at Union Pacific Corporation (now Anadarko Petroleum Corp., an independent exploration and production company) and its E&P subsidiary, Union Pacific Resources (UPR). At UPR he held management positions of increasing responsibility within engineering, operations, strategic planning and corporate finance. Mr. McKinney has a deep understanding of the development of oil and gas reserves, particularly oil and gas reserves from unconventional and secondary and tertiary sources, with focus on managing finding and development costs. Mr. McKinney has extensive experience in the evaluation and reporting of oil and gas reserves, evaluation of acquisition and divestiture opportunities and management and development of technical human capital. Mr. McKinney holds a Bachelor of Science degree in Petroleum Engineering from the University of Wyoming and a M.B.A. from Pepperdine University.

Michael L. Hodges joined the Company as Chief Financial Officer in June 2012. Prior to that, Mr. Hodges served as E&P Controller of SandRidge Energy, Inc. (an independent exploration and production company) since July 2011 and in a number of financial positions with increasing levels of responsibility, including Special Projects Manager (2007), Assistant Controller, Services and Administration (2008-2009), and E&P Assistant Controller (2011). Additionally, Mr. Hodges was engaged by SandRidge Energy, Inc., as an independent consultant from 2009-2010 to lead the accounting transition and integration team during the merger of Arena Resources, Inc. and SandRidge Energy, Inc. Prior to his career at SandRidge Energy, Inc., Mr. Hodges held several financial positions with increasing levels of responsibility at Chesapeake Energy Corporation (an independent exploration and production company) from 2001-2007, culminating with the position of Financial Reporting Manager. Mr. Hodges has more than 10 years of experience in financial reporting, capital markets and corporate finance with the oil and gas industry. He holds a Bachelor of Business Administration degree in Finance from the University of Oklahoma and is a certified public accountant.

Curtis J. Walker was promoted to Chief Accounting Officer in May 2012. Mr. Walker previously served as Vice President, Accounting of Rex Energy since November 2009. Mr. Walker joined the Company in 2007 and served in a number of financial positions with increasing responsibility, including Director of Accounting, before being promoted to Vice President, Accounting. Throughout his tenure with the Company he has been responsible for significant financial and internal control activities, including those relating to financial planning and reporting, accounting, budgeting and forecasting, procurement, credit facility and risk management. Prior to joining Rex Energy, Mr. Walker was with YRC Worldwide (a publicly traded Fortune 500 trucking and transportation company) from 2003 to 2007. During his time with YRC Worldwide, Mr. Walker served as a Staff Accountant, Senior Financial Analyst and Assistant Controller. Mr. Walker serves as the Company’s principal accounting officer. He holds a Bachelor of Science degree in Accounting and a Masters of Business Administration, both from Shippensburg University.

David E. Pratt has served as Senior Vice President, Exploration Manager of the Company since October 2010. Prior to that, he served as the Company’s Vice President, Exploration Manager from April 2008 to September 2010. Before joining Rex Energy, Mr. Pratt was a geologist for the New York State Department of Environmental Conservation, Bureau of Oil and Gas Regulation beginning in November 1999. Earlier in his career, Mr. Pratt spent over eight years as a regional exploration and development geologist for Cabot Oil and Gas Corporation (an independent exploration and production company) working in its Appalachian Basin operations. Mr. Pratt received his Bachelor of Science degree in Geology from the State University of New York at Albany and a Master’s degree in Geology from Rice University.

Christina K. Marshall has served as Senior Vice President, Human Resources and Administration since October 2011. Prior to her promotion, she served as Vice President, Human Resources, and has been with the Company since May 2009. Her current responsibilities include developing the human capital and executing the talent management strategies of the company. Prior to joining Rex Energy, Ms. Marshall served as Director of Human Resources at AccuWeather (a private company) from 2008 to 2009, and held positions in the human resources field at Omega National Bank from 2004 to 2008, The Pennsylvania State University in 2004 and Towers Perrin (now Towers Watson) from 1999 to 2003. Ms. Marshall holds a Bachelor of Science in Elementary Education and a Master of Science in Industrial Relations and Human Resources from The Pennsylvania State University. She also holds an accreditation as a Professional in Human Resources, which was awarded to her by the HR Certification Institute.

F. Scott Hodges has served as Senior Vice President, Land since October 2011. Prior to his promotion, he served as Vice President, Land from June 2010 through September 2011. He is responsible for the acquisition and management of oil and gas, mineral and surface rights necessary for the continued growth of the Company. Prior to joining Rex Energy, Mr. Hodges served in several management positions of increasing responsibility for Consol Energy (a publicly traded diversified energy producer), which he joined in 1997, culminating with the position of Regional Land Manager.

Jennifer L. McDonough has served as Vice President, General Counsel and Secretary since April 2011. Before joining Rex Energy, Ms. McDonough spent six years with Kennametal Inc. (a manufacturer and provider of engineered products and solutions) as Assistant General Counsel and Assistant Secretary. From 2001 to 2005, Ms. McDonough was with Morgan, Lewis & Bockius, LLP, an international law firm, where she concentrated her practice on business and finance matters, mergers and acquisitions, securities, and corporate governance. Ms. McDonough holds a B.S. in Psychology from the University of Pittsburgh and a J.D. from Duquesne University.

COMPENSATION DISCUSSION AND ANALYSIS

This section of the proxy statement provides an overview and discussion of our compensation program and policies for our executive officers. The compensation program for our executive officers is designed and administered under the direction of our Compensation Committee, which is comprised of three independent directors. Our “named executive officers” for fiscal year 2012 were

(a)	Thomas C. Stabley, who is our Chief Executive Officer;

(b)	Michael L. Hodges, who is our Chief Financial Officer;

(c)	Patrick M. McKinney, who is our President and Chief Operating Officer;

(d)	F. Scott Hodges, who is our Senior Vice President, Land; and

(e)	Jennifer L. McDonough, who is our Vice President, General Counsel and Secretary.

Fiscal year 2012 saw an addition to our executive leadership team. In June 2012, Michael L. Hodges joined the Company and replaced Thomas C. Stabley as Chief Financial Officer. Mr. Stabley previously served as both Chief Executive Officer and Chief Financial Officer.

Compensation Objectives and Philosophies

Our Compensation Committee has developed formal objectives and philosophies for executive compensation. Our executive compensation program was developed in accordance with these objectives and philosophies.

The following are the executive compensation objectives established by our Compensation Committee:

•	attract and retain talented and experienced executives in the highly competitive oil and gas labor market;

•	motivate and reward executives whose knowledge, skills and performance are critical to our success;

•	align the interests of our executives and stockholders by motivating executives to increase stockholder value and rewarding executives when stockholder value increases;

•

provide a competitive compensation package that is weighted heavily towards pay for performance and in which total compensation is primarily determined by company and individual results and the creation of shareholder value;

•	ensure fairness among the executive management team by recognizing the contributions each executive makes to our success;

•	foster a shared commitment among our executives by coordinating company and individual goals; and

•	compensate our executives in a manner designed to meet our long-term objectives.

Compensation Process

The Compensation Committee is responsible for evaluating and determining the compensation of our Chief Executive Officer and evaluating and approving the compensation of our other executives, including the named executive officers. The Compensation Committee reviews our compensation objectives and philosophies and our executive compensation program at least annually to determine if our program is effective in achieving those objectives and philosophies. Each year, the Compensation Committee evaluates and approves the individual elements of total compensation to be paid to our executives, including our named executive officers. The Compensation Committee may examine and consider our performance during the previous year in establishing the current year’s compensation.

In addition, the Compensation Committee solicits and receives the input of our Chief Executive Officer as to the compensation of our executives, including our named executive officers, other than with respect to his own compensation. Our Chief Executive Officer annually reviews the performance of each executive with the Compensation Committee and makes recommendations to the Compensation Committee regarding various elements of compensation for each executive. The Compensation Committee may also review data that our human resources department compiles or that we obtain from third party sources, such as compensation consultants, with respect to the executive compensation policies of our peer group and industry practices.

To attract and retain talented and experienced executives whose knowledge, skills and performance are critical to our success, the Compensation Committee believes that we should compensate our executives each year relative to market pay levels and the internal pay levels of our executive officers. In determining compensation changes for our executives, including our named executive officers, we may take into account market pay levels within our industry to determine the competitive landscape for executive talent as well as responsible market pay practices. The Compensation Committee exercises its discretion when making compensation decisions regarding our executives and considers the following factors, among others that circumstances may suggest from time to time:

•	the executive’s contributions and performance;

•	the executive’s roles and responsibilities, including the executive’s tenure in such role;

•	the Company’s need for the executive’s skills;

•	the executive’s experience and management responsibilities;

•	market levels of compensation for positions comparable to the executive’s position;

•	the executive’s prior compensation amount and mix; and

•	the executive’s potential and readiness to contribute in the executive’s current role.

The Compensation Committee has not given any particular weight to any of these factors, but may consider them as appropriate. All pay elements are cash-based except for the long-term equity incentive program, which may be an equity-based or cash award or a combination of both. We believe that a substantial portion of each named executive officer’s compensation should be performance-based.

The Compensation Committee recognizes that there may be instances where the accounting treatment of an item may have a disproportionate or distortive impact on our financial results in any given year. Accordingly, the Compensation Committee uses its discretion in evaluating our financial performance and its impact on our annual incentive compensation and our long-term incentive compensation, and may exclude certain accounting measures and unusual or extraordinary items in determining whether a financial performance level or target has been met when doing so is consistent with our compensation objectives.

In connection with its 2012 Annual Meeting of Stockholders, the stockholders were given an opportunity to approve, by an advisory (non-binding) vote, the compensation of the Company’s named executive officers for 2012 (the “Advisory Vote”). The Advisory Vote resulted in over 99% of stockholders voting to approve such compensation. The Compensation Committee considered the results of the Advisory Vote in determining compensation policies and decisions of the Company. The Advisory Vote affected the Company’s executive compensation policies and decisions by reaffirming the Compensation Committee’s objectives and philosophies of executive compensation. The Compensation Committee intends to continue to use these objectives and philosophies in making future compensation decisions.

The Compensation Committee reviewed compensation packages for Messrs. Stabley and McKinney in October 2011 in connection with their promotions to Chief Executive Officer and President and Chief Operating Officer, respectively, using competitive market data from Effective Compensation Inc. (“ECI”), a compensation consultant engaged by management, and internally-generated data. The adjustments approved by the Committee for Messrs. Stabley and McKinney were effective immediately and remained effective until October 2012, when the Committee completed its next review for these two executives. For all other executive officers, compensation evaluations for 2012 were made over the course of several meetings in September through December 2011 and decisions finalized in February 2012 using only ECI and internally-generated data.

In 2012, the Compensation Committee engaged Pay Governance, an independent compensation consultant, to develop a peer group from which data could be used by the Compensation Committee in reviewing the Company’s executive officer compensation. The principles upon which Pay Governance developed the Company’s peer group consisted of obtaining a sufficiently large sample size of companies, companies with revenue, market capitalization, capital expenditures and employee size similar to the Company, companies in the oil and gas exploration and production industry and companies that are publicly traded so as to be able to gather comparable information generally and to accurately reflect the Company’s complexity and executive officer labor market. As a result of its research, Pay Governance recommended the following peer group:

Approach Resources, Inc.	GMX Resources Inc.	Penn Virginia Corporation

Callon Petroleum Co.	Goodrich Petroleum Corp.	PetroQuest Energy Inc.

Carrizo Oil & Gas Inc.	Halcón Resources Corporation	Rosetta Resources, Inc.

Comstock Resources Inc.	Magnum Hunter Resources Corp.	Swift Energy Co.

Crimson Exploration Inc.	Matador Resources Company	Warren Resources Inc.

Gastar Exploration, Ltd.	PDC Energy, Inc.

The Compensation Committee approved this peer group to provide it with data to evaluate the Company’s compensation plans, policies and programs.

In October 2012, the Compensation Committee used data from this peer group for the purpose of evaluating the 2013 compensation of Messrs. Stabley and McKinney, which evaluations resulted in increases in annual base salary commencing in October 2012 and increases in annual incentive compensation and long-term incentive opportunities for 2013. Data from this peer group was not used to determine the 2012 compensation of our other executive officers, but it was used by the Compensation Committee in December 2012 in connection with its review and evaluation of our executive officers’ compensation for 2013.

Elements of Our 2012 Executive Compensation Program

Overall, our executive compensation program is designed to be consistent with the objectives and philosophies described above. We have summarized the basic elements of our executive compensation program for 2012 below. A detailed description of the compensation that we paid to our named executive officers can be found below under “2012 Compensation Program” and in the compensation tables in the “Executive Compensation” portion of this proxy statement.

Elements of Compensation Program	Description	Key Objectives Promoted
Annual Cash Compensation

Base Salary	Fixed annual cash compensation paid periodically during the year	To attract and retain talented executives

Cash Bonus	Variable cash compensation based on individual and Company performance for a one-year period	To motivate and reward achievement of personal goals, and Company-wide or business unit strategic, financial or operating goals
Long-Term Incentives

2007 Long-Term Incentive Plan	Stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights and cash awards	To retain and motivate our executives over a longer term and align their interests with those of the Company’s stockholders.
Retirement Benefits

Retirement Savings Plan	A 401(k) retirement savings plan that enables executives to contribute a portion of their compensation with a discretionary Company matching contribution	Designed to be market competitive to attract and retain talented executives, given that most of our competitors provide a 401(k) plan
Employment and Severance Benefits

Employment Agreements	Agreements with certain of our named executive officers providing for minimum salary, incentive opportunities and severance benefits	Designed to enable the Company to attract and retain talented executives. Also intended to protect the Company’s interests through restrictive post-employment covenants, including non-competition and non-solicitation covenants (See also “Potential Payments Upon Change in Control”)

Executive Severance Policy	A policy that provides for severance payments and certain other benefits to designated executives whose employment is terminated as a result of position elimination, a restructuring of the Company or a reduction in force	Designed to enable the Company to attract and retain talented executives. Also intended to protect the Company’s interests through restrictive post-employment covenants, including non-competition and non-solicitation (See also “Potential Payments Upon Change in Control”)

Elements of Compensation Program	Description	Key Objectives Promoted

Executive Change in Control Policy	Provides payment of salary continuation and certain other benefits to designated executives whose employment with the Company is terminated as a direct result of a Change of Control of our Company	Designed to enable the Company to attract and retain talented executives. Also intended to protect the Company’s interests through restrictive post-employment covenants, including non-solicitation (See also “Potential Payments Upon Change in Control”)
Other Benefits and Perquisites

Health and Welfare Benefits	Medical, dental and vision care coverage, disability insurance and life insurance	Customary benefits that enable the Company to attract and retain executive officers as most companies of our size provide similar benefits

Perquisites	Includes use of mobile phones, automobile allowance, country club memberships for certain of our executives and use of company vehicles	To enhance our ability to attract and retain talented executives

2012 Compensation Program

Annual Base Salary

In 2011 and again in 2012, the Compensation Committee considered competitive market data that was provided by ECI. ECI provided information regarding the total direct compensation for companies participating in the 2011and 2012 ECI Oil & Gas Exploration and Production Compensation Surveys with revenues up to $150 million (in which we participated), including base salary increase trends. The Compensation Committee considered the competitive data in connection with its evaluation of compensation for all of the Company’s executives. The Committee also considered additional factors, including the role and responsibilities of each executive, the Chief Executive Officer’s annual performance evaluation of each executive and his recommendations for adjustments.

Following its review of the competitive and related data, the Compensation Committee approved base salary levels for each of the executives for 2012. The following table indicates the base salaries of our named executive officers as of December 31 of 2011 and 2012:

Name	2011 Base Salary	2012 Base Salary	Percentage Increase from 2011 to 2012
Thomas C. Stabley(1)	$335,000	$450,000	34.33%

Michael L. Hodges(2)	$—	$230,000	N/A

Patrick M. McKinney(1)	$325,000	$390,000	20.00%

F. Scott Hodges(1)	$210,000	$210,000	0.00%

Jennifer L. McDonough(3)	$215,000	$220,376	2.50%

(1)

2011 base salary levels for Messrs. Stabley, McKinney and Hodges became effective in connection with their promotions in October 2011 and, for Mr. Hodges, remained in effect for 2012. In October of 2012, the

Compensation Committee approved adjustments to base salary levels for Messrs. Stabley and McKinney, which became effective immediately and will remain in effect throughout 2013.

(2)	Mr. Hodges commenced employment in June 2012.

(3)	The Compensation Committee approved adjustments to Ms. McDonough’s base salary in February 2012.

Annual Incentive Compensation

In 2012, our executives were eligible for annual incentive compensation awards in the form of cash compensation. The target awards for our executives are set forth in the table below as follows:

Officer	Target Award as a % of Base Salary
Chief Executive Officer and Chief Operating Officer	60%
Chief Financial Officer	45%
Senior Vice Presidents	45%
Vice Presidents	35%

In December 2011, the Compensation Committee approved company-wide and regional financial and operational performance targets for purposes of the annual incentive compensation awards for 2012. Consistent with the design for 2011, for 2012, 65% of the executive’s annual incentive compensation was determined based on these targets, 10% was based upon the achievement of health, safety and environmental compliance goals, and the other 25% was determined based on the individual performance of the executive. The Compensation Committee also approved a threshold requirement that the Company needed to attain discretionary cash flow of $45 million before any annual incentive compensation could be paid.

The individual performance component of the annual incentive award includes an evaluation of the executive’s achievement of qualitative individual objectives that the Chief Executive Officer establishes for each executive at the beginning of each year, or, in the case of the Chief Executive Officer, the Board establishes for the Chief Executive Officer. The individual performance component of the annual incentive award includes, among other criteria, an assessment of the degree to which the executive:

•	demonstrates the ability to consistently exceed his or her expected job duties;

•	demonstrates the ability to consistently meet objectives timely;

•	demonstrates the ability to prevent health, safety and environmental problems within his or her area of responsibility;

•	contributes to business development activities such as acquisitions, sales, prospect development and joint ventures; and

•	directly contributes to activities that increase revenues or decrease expenses of the Company in amounts that exceed expected job performance.

The Compensation Committee may determine awards for the individual performance component above or below the target level taking into account the individual executive’s performance and the Company’s results of operations and financial position at the time of the award. Some of the qualitative objectives for the individual performance component are personal in nature, depending on the facts and circumstances applicable to each executive. As the qualitative personal objectives are by their nature not objectively quantifiable, the portion of the target award payable upon the achievement of the personal objectives reflects the Chief Executive Officer’s subjective determination (or, with respect to the Chief Executive Officer, the Board’s subjective determination).

The financial and operational performance targets approved by the Compensation Committee cover measures that the Compensation Committee believes are important to increasing revenues and profitability of the Company. The performance targets are based on Company-wide (for corporate executives) and regional (for business unit executives) plan objectives. The Compensation Committee believes that the performance targets are accurate indicators of the executives’ impact on our operational success and provide specific standards that motivate our executives to perform in our best interest and in our stockholders’ best interests.

For 2012, the following performance targets applied for the Company and for each region in which the Company operates:

Performance Target	Plan Objectives		Weight	Description
Net Production:
Corporate		24,995,369 MCFE	40%	Net Production for corporate executives and business unit operated production for business unit employees
Appalachian Region		12,877,475 MCFE
Illinois Region		700,081 BBLS

F&D Costs on Evaluated Properties:
Corporate		$1.05	15%	Actual finding and development costs per unit produced; calculated on a dollar per unit of production basis; based on evaluated properties (for Corporate and Appalachian Region only)
Appalachian Region		$0.54
Illinois Region	$	N/A

or

BBLs of Lawrence Field Injection:
Corporate		N/A	15%	Average quantity of water injected per day in specified secondary recovery operations (for Illinois Region only)
Appalachian Region		N/A
Illinois Region		105,000 BBLS/D

Lease Operating Expenses:
Corporate		$2.13	15%	Actual lift costs per unit produced; calculated on a dollar per unit of production basis
Appalachian Region		$1.41
Illinois Region		$31.57

Capital Expenditures (in millions):
Corporate		$220	20%	Actual capital expenditures per business unit for business unit employees and total Company capital expenditures for corporate employees
Appalachian Region		$127
Illinois Region		$29

G&A Costs (in millions):
Corporate		$21.5	10%	Actual cash general and administrative costs per business unit
Appalachian Region		$2.3
Illinois Region		$3.2

The measures approved by the Compensation Committee as performance targets for the annual incentive award plan in 2012 changed from those used in 2011. For 2012, the performance measures under the annual incentive award plan were designed to reflect measures that are strategically important to the Company as it continues to grow and expand. To determine performance against these financial and operational targets, the Company developed an overall performance rating based on the weighted average, as indicated in the table above, of the actual results (subject to any adjustments the Compensation Committee approved to account for matters such as the sale or purchase of assets, pipeline curtailments and similar matters) of each of these target measures. The Compensation Committee approved three achievement levels to be used as a guideline for the portion of the executive’s award attributable to the achievement of these targets. Straight-line interpolation is used to calculate payout values between any two of the three achievement levels. The following table illustrates the three achievement levels:

Achievement Level	% of Target Awarded	Description
Threshold	37.5% (50% of the 65% financial and operational performance component and 10% of the health, safety and environmental compliance component)	Achieving an 85% weighted average of the plan objectives
Target	75% (100% of the 65% financial and operational performance component and 10% of the health, safety and environmental compliance component)	Achieving a 100% weighted average of the plan objectives
Maximum	Up to 150% (Up to 150% of the 65% financial and operational performance component and 10% of the health, safety and environmental compliance component)	Achieving over 100% weighted average of plan objectives, with maximum awarded at or above 125% weighted average of the plan objectives

The cash amount that each named executive officer received for annual incentive compensation for 2012 is set forth in the Summary Compensation Table in the column “Non-Equity Incentive Plan Compensation.”

Long-Term Incentive Compensation

The Compensation Committee historically considered grants of long-term equity or incentive awards to our executives and all other participants under our 2007 Long-Term Incentive Plan early in each year, but has, since 2010, advanced its review of long-term incentive compensation to the December preceding such year. Under our 2007 Long-Term Incentive Plan, the Compensation Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units, or other equity or cash awards to participants in our long-term incentive program.

Each year the Compensation Committee reviews our long-term incentive program and establishes target long-term incentive opportunities for each of our executives based on survey data provided by management and ECI. Long term incentive opportunities may be dollar denominated or expressed as a percentage of base salary. The following table shows the target level long-term incentive opportunities set for our executive officers for 2012:

Officer	Target Award as a % of Base Salary
Chief Executive Officer	165%
President and Chief Operating Officer	165%
Chief Financial Officer	90%
Senior Vice Presidents	90%
Vice Presidents	67.5%

Our Compensation Committee also periodically reviews our long-term incentive program to evaluate its effectiveness in aligning the interests of our management with those of our stockholders and promoting the goals of the Company. As a result of those reviews, the Committee periodically adjusts the design of the long-term incentive program to reflect the changing needs of our Company, address trends in our industry, or otherwise to ensure the program’s effectiveness. In prior years, our long-term incentive program has consisted of awards of time-based stock options and restricted stock or performance-based restricted stock. For 2012, the Compensation Committee designed our long-term incentive program to comprise a combination of time-based and performance-based restricted stock, which are also subject to continuing service conditions (the “2012 LTI Program”). In moving to this design, the Compensation Committee sought to balance performance-based awards, which it believes appropriately align the interests of our executive officers with our stockholders by focusing on important performance measures that drive shareholder value, with time-based awards, which recognize the long-term commitment of our executives to the Company. For more information about the awards that each named executive officer received as long-term incentive compensation for 2012 or awards that are outstanding as of December 31, 2012, see “Executive Compensation – Grants of Plan-Based Awards” and “Executive Compensation – Outstanding Equity Awards at Fiscal Year-End” respectively.

2012 Long-Term Incentive Grants

In September 2011, the Compensation Committee commenced its overall review of executive compensation for 2012. The review process took place over several meetings between September 2011 and February 2012. In December, the Compensation Committee evaluated the 2011 long-term incentive program and also reviewed competitive long-term incentive award practices. Based on its review, the Compensation Committee decided to implement the portfolio approach of combined time-based and performance-based restricted stock awards.

The Committee granted awards to our named executive officers under the 2012 LTI Program on December 14, 2011 (except for Michael Hodges, who received his grant in June 2012 when he commenced his employment with us). In making the awards, the Compensation Committee established the long-term incentive target opportunity for each executive officer and participant in the program, then used the target value to determine the target number of restricted shares in the award (based on the grant date fair value of those shares). One-half of the total number of shares was awarded as time-based restricted stock and one-half of the total number of shares was awarded as performance-based restricted stock.

The time-based awards for the 2012 LTI Program will cliff vest subject to a three-year service requirement. As long as the executive remains continuously employed for three years following the grant date the shares will vest at 100%. There are no other metrics tied to vesting of these awards.

The performance-based awards for the 2012 LTI Program are tied to achievement of the Company’s exceeded case business plan for the three year performance period of 2012-2014. The shares are subject to forfeiture based on the Company’s level of achievement of two, equally weighted (50%) performance measures over the three-year performance period ending December 31, 2014: production (measured in barrels of oil equivalent or BOE) and discretionary cash flow per share (DCFPS). The Compensation Committee set an entry goal and target goal for each of the performance measures. The goals were designed such that the underlying shares are unlikely to vest if we simply meet our performance expectations; instead, the Company will have to exceed expected performance levels by designated amounts for the shares to begin to vest (this is the entry point), and full vesting requires even higher levels of performance (at or above the target goal). The performance measures are measured independently; if the Company does not reach at least the threshold level for each of the performance measures, all of the restricted shares under the awards will be forfeited. The Compensation Committee believed that these “stretch goals” based on our exceeded case business plan were appropriate given the change from all performance-based restricted stock, which we employed in our 2011 LTI Program, to the combination of time and service-based and performance-based restricted stock used in our 2012 LTI Program.

The following table presents the possible payouts for shares of restricted stock at different levels of performance:

2012 Performance Metrics	Achievement of Threshold Level	Achieve or Exceed Target Level
BOE	0%	50%
DCFPS	0%	50%
Total Payout (as a % of Target)	0%	100%

Forfeiture of shares at performance levels between threshold and target is determined based on straight-line interpolation. The performance shares will vest and be released to the awardee on March 1, 2015 if and only to the extent the Compensation Committee certifies that the performance levels for the awards have been satisfied and provided that the executive remains employed by the Company until the release date.

There are significant assumptions built into the achievement levels described above for the 2012 LTI Program, including assumptions regarding oil and gas pricing, capital budgets, lease operating expense, inflation and general and administrative expense growth. The Compensation Committee retains discretion to adjust the achievement levels when market conditions or other events occur during the performance period that were not anticipated in the design of the awards at grant.

2013 Long Term Incentive Grants

Over the course of several meetings between September and December 2012, the Compensation Committee conducted its annual review of executive compensation in preparation for 2013. The Committee was assisted by its independent compensation consultant, Pay Governance, which, among other information, provided market data on long-term incentive programs and input on the design of our program. Based on its review and the information provided by Pay Governance, for 2013 the Compensation Committee decided to maintain the portfolio approach of combined time-based and performance-based restricted stock awards that it had used in 2012 with certain adjustments to the performance-based portion of the program, which are described below (the “2013 LTI Program”).

For certain participants in the 2013 LTI Program, the Committee granted both time-based and performance-based restricted stock awards on December 12, 2012 and for others, the Committee granted only time-based restricted stock awards. Each of our executive officers were granted time-based restricted stock awards on December 12, 2012 but they did not receive performance-based awards at that time because our 2007 Long-Term Incentive Plan contains a limit on awards of full value shares. The Committee intends to grant awards of performance-based restricted stocks to each of our executives, including our named executive officers, following the 2013 Annual Meeting of Stockholders if our stockholders approve our Amended and Restated 2007 Long-Term Incentive Plan. The Compensation Committee did establish the long-term incentive target opportunity for each executive officer and participant in the program in December 2012, then used the target value to determine the target number of restricted shares in the award (based on the grant date fair value of those shares). For the named executive officers, one-half of the total number of shares was awarded as time-based restricted stock.

The time-based awards for the 2013 LTI Program will cliff vest subject to a three-year service requirement. As long as the executive remains continuously employed for three years following the grant date the shares will vest at 100%. There are no other metrics tied to vesting of these awards.

The performance-based awards for the 2013 LTI Program are tied to achievement of the Company’s exceeded case business plan for the three year performance period of 2013-2015. The shares are subject to forfeiture based on the Company’s level of achievement of two, equally weighted (50%) performance measures over the three-year performance period ending December 31, 2014: production (measured in barrels of oil equivalent or BOE) and total shareholder return. A more detailed description of these awards will be included in next year’s proxy statement.

Other Benefits and Perquisites

Our named executive officers are eligible to participate in various benefit plans generally available to all of our employees. Under these plans, our named executive officers are entitled to medical, dental and vision care coverage, disability insurance and life insurance. The Compensation Committee believes that our commitment to provide these benefits demonstrates our recognition that the health and well-being of our employees contribute directly to a productive and successful work life that enhances results for the Company and our stockholders. Our named executive officers are also eligible to participate in our 401(k) plan up to applicable Internal Revenue Code limits. In addition, Messrs. Stabley and McKinney both receive an annual car allowance of $6,000, paid in monthly installments, pursuant to their employment agreements, and the company pays $1,800 for a country club membership for each of Mr. Stabley, Mr. McKinney and Mr. M. Hodges. Due to the nature of his position, Mr. F. Scott Hodges is provided with a company vehicle for work and personal use. For additional information regarding benefits and perquisites, see “Executive Compensation – All Other Compensation” below.

Special Recognition, Attraction and Retention Awards

On a limited and selective basis, we sometimes pay additional compensation to our employees in the form of special recognition, attraction or retention awards. For example, we may provide a special award to an individual as an incentive to join our Company, to reimburse him/her for compensation he/she would forfeit by terminating previous employment, or to recognize contributions to a critical strategic initiative.

Employees at all levels of the Company are eligible to receive special awards. We may provide awards in the form of cash bonuses, equity awards, or via a mixture of cash and equity awards, in each case depending on the reason for the bonus. The amount of any special recognition or retention award depends on the reason it is being granted. The Compensation Committee must approve any special awards for our executives.

Stock Ownership Guidelines

The Board of Directors has approved stock ownership guidelines for our executive officers and directors. Pursuant to these guidelines, each executive officer and director must own, and maintain ownership of, shares of the Company’s common stock equal in value to a multiple of that person’s base salary or annual retainer, as the case may be. The multiples are as follows: Chief Executive Officer – 5 times; Executive Vice Presidents – 4 times (applies to the President and Chief Operating Officer and Chief Financial Officer); Senior Vice Presidents – 3 times; Vice Presidents – 2 times; and Outside Directors – 2 times. These ownership targets are applicable as of December 31 of the sixth full year in which the officer or director has actively participated in the Company’s long-term incentive award plan, and on an interim basis as of each December 31 in which the officer or director participates in the plan, until December 31 of such sixth full year. Failure to meet the required ownership targets permits the Compensation Committee at its discretion to cause the Company to pay some or all of the cash portion of an annual incentive award or annual retainer in the form of shares of Company common stock in lieu of a cash payment until the applicable target is met.

Tax Deductibility of Executive Compensation

Limitations on deductibility of compensation may occur under Section 162(m) of the Internal Revenue Code, which generally limits the tax deductibility of compensation paid by a public company to its Chief Executive Officer and certain other highly compensated executive officers to $1 million in the year the compensation becomes taxable to the executive officer. There is an exception to the limit on deductibility for performance based compensation that meets certain requirements.

Although deductibility of compensation is sometimes preferred, tax deductibility is not a primary objective of our compensation program. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers, which may result in limiting the deductibility of amounts of compensation from time to time.

Conclusion

We believe the compensation provided to our executive officers is reasonable and appropriate to facilitate the achievement of our short-term and long-term objectives. The compensation programs and policies that our Compensation Committee has designed effectively incentivize our executive officers on both a short-term and a long-term basis to perform at a level necessary to achieve these objectives. The various elements of compensation combine to align the best interests of our executive officers with our stockholders and our company in order to maximize stockholder value.

COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

John W. Higbee (Chair)

John A. Lombardi

John J. Zak

EXECUTIVE COMPENSATION

The following executive compensation tables and related information are intended to be read together with the more detailed disclosure regarding our executive compensation program presented under the caption “Compensation Discussion and Analysis” above.

Summary Compensation Table

The following table sets forth the total compensation awarded to, earned by, or paid to our named executive officers for all services rendered in all capacities to us in 2012:

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Thomas C. Stabley, Chief Executive Officer	2012	$373,500	$—	$575,000	$—	$191,157	$22,115	$1,161,772
	2011	266,992	—	717,622	—	201,784	20,705	1,207,103
	2010	230,192	—	415,803	150,000	102,911	33,078	931,984

Michael L. Hodges,(5) Chief Financial Officer	2012	115,003	—	407,000	—	63,850	30,023	615,876

Patrick M. McKinney, President and Chief Operating Officer	2012	343,750	—	500,000	—	168,197	21,740	1,033,687
	2011	281,731	—	701,121	426,500	195,761	18,101	1,623,214
	2010	153,846	—	450,000	150,000	111,375	143,552	1,008,773

F. Scott Hodges, Senior Vice President, Land	2012	210,000	—	145,000	—	78,246	16,104	449,350
	2011	186,526	—	189,003	—	74,902	12,396	462,827

Jennifer L. McDonough,(6) Vice President, General Counsel and Secretary	2012	219,549	12,500	145,000	—	67,467	12,967	457,483
	2011	140,577	72,450	306,376	26,176	41,283	37,348	624,213

(1)	Represents a sign-on bonus for 2011 and a deferred cash award for 2012.

(2)

Represents the grant date fair value of awards granted during the indicated year, as determined in accordance with ASC Topic 718. For performance-based restricted stock awards, grant date fair value is based on performance at target levels, which is the probable outcome of the performance conditions at the time of the grant. Please see the discussion of the assumptions made in the valuation of these awards in Note 17, Employee Benefit and Equity Plans, to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012. In 2012, the named executive officers received only time-based restricted stock awards. In 2011, the named executive officers received a combination of time-based restricted stock awards and performance-based restricted stock awards. The value of the stock awards granted in 2011 (assuming full vesting of the time-based awards and, for the performance-based awards, that the highest level of performance conditions will be achieved for the 3-year performance period) is as follows: Thomas C. Stabley, $1,646,284; Michael L. Hodges, $414,003; Patrick M. McKinney, $1,613,281; F. Scott Hodges, $378,006; and Jennifer L. McDonough, $290,262.

(3)

Represents cash incentive awards under our annual incentive program approved by the Compensation Committee for each of our named executive officers for the applicable calendar year. While these awards are based on performance criteria established by the Compensation Committee, the actual amounts awarded are not determined until February of the year following the calendar year being evaluated. These amounts were accrued for during the calendar year being evaluated on an estimated basis and then adjusted to reflect the actual amounts awarded. For further discussion about such amounts for the current fiscal year, see “Compensation Discussion and Analysis – 2012 Compensation Program – Annual Incentive Compensation.”

(4)	For 2012, represents the compensation as described under the caption “All Other Compensation” below.

(5)	Mr. Hodges commenced employment in June 2012. His base salary for 2012 reflects a pro-rated amount.

(6)	Ms. McDonough commenced employment in April 2011. Her base salary for 2011 reflects a pro-rated amount.

All Other Compensation

The following table provides information regarding each component of compensation for 2012 included in the All Other Compensation column in the Summary Compensation Table above.

Name	Company 401(k) Contributions(a)	Automobile- Related Expenses(b)	Moving Expenses	Other		Total

Thomas C. Stabley	$12,500	$6,000	$—	$3,615	(c)	$22,115

Michael L. Hodges	$1,300	$—	$26,023	$2,700	(d)	$30,023

Patrick M. McKinney	$12,500	$6,000	$—	$3,240	(d)	$21,740

F. Scott Hodges	$10,500	$3,864	$—	$1,740	(e)	$16,104

Jennifer L. McDonough	$10,977	$—	$—	$1,990	(f)	$12,967

(a)	Represents company contributions to our 401(k) plan.

(b)	Represents automobile allowance paid monthly for Messrs. Stabley and McKinney and personal use of a company vehicle for F. Scott Hodges.

(c)	Represents monthly mobile phone and data allowance, country club membership and wellness incentives earned and paid.

(d)	Represents monthly mobile phone and data allowance paid and country club membership.

(e)	Represents monthly mobile phone and data allowance paid.

(f)	Represents monthly mobile phone and data allowance paid and wellness incentives earned and paid.

Grants of Plan-Based Awards

The following table provides information about plan-based awards granted to the named executive officers during 2012 under our non-equity incentive plans and equity incentive plans. In this table, the annual incentive compensation program is abbreviated “AIC” and the long-term incentive program is abbreviated “LTI”.

Name	Type	Grant Date	Estimated Payout Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option Awards(2)
			Threshold	Target	Maximum
Thomas C. Stabley	AIC		$151,268	$224,100	$296,933
	LTI	12/12/2012				47,364	$575,000

Michael L. Hodges(3)	AIC		$34,932	$51,751	$68,571
	LTI	6/18/2012				40,430	$207,000
	LTI	12/12/2012				16,474	$200,000

Patrick M. McKinney	AIC		$139,219	$206,250	$273,281
	LTI	12/12/2012				41,186	$500,000

F. Scott Hodges	AIC		$63,788	$94,500	$125,213
	LTI	12/12/2012				11,944	$145,000

Jennifer L. McDonough	AIC		$51,868	$76,842	$101,816
	LTI	12/12/2012				11,944	$145,000

(1)

The estimated payout amounts are subject to an initial threshold requirement that the Company attain discretionary cash flow of $45 million. They assume that each individual will receive the full 25% of his or her bonus opportunity that is based on individual performance (this component may range from 0-25% of the annual incentive opportunity) and the full 10% based on health, safety and environmental compliance (which may range from 0-10%). For the remainder of the bonus opportunity, the estimated payout amounts reflect a range of 0% to 150% of the 65% component based on company-wide and regional financial and operational performance. The amounts presented in these columns reflect the amounts that could have been earned during 2012 based upon the level of achievement of the performance goals underlying these awards. Actual Annual Incentives earned for 2012 are included in the “Non-Equity Incentive Plan Compensation” column of the 2012 Summary Compensation Table.

(2)

Represents the grant date fair value of awards granted during 2012, as determined in accordance with ASC Topic 718, based on performance at target levels, which is the probable outcome of the performance conditions at the time of the grant. Please see the discussion of the assumptions made in the valuation of these awards in Note 17, Employee Benefit and Equity Plans, to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(3)	Mr. Hodges’ annual incentive opportunity was prorated to reflect his commencement of employment in June 2012.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding stock options, stock appreciation rights and restricted stock awards held by our named executive officers that were outstanding as of December 31, 2012.

	Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options – Exercisable		Number of Securities Underlying Unexercised Options – Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)(2)	Equity Incentive Plan Awards: Market or Payout Value or Unearned Shares, Units or Other Rights That Have Not Vested ($)
Thomas C. Stabley	2/19/08	20,500	(3)	—		13.56	2/18/2018	—	—	—	—
	11/22/10	12,760	(4)	6,379	(4)	12.50	11/21/2015	—	—	—	—
	3/25/10	—		—		—	—	—	—	36,378	473,642
	12/16/10	—		—		—	—	—	—	31,985	416,445
	10/10/11	—		—		—	—	—	—	25,000	325,500
	12/14/11	—		—		—	—	—	—	40,733	530,344
	12/14/11	—		—		—	—	40,733	530,344	—	—
	12/12/12	—		—		—	—	47,364	616,679	—	—
Michael L. Hodges	6/8/12	—		—		—	—	20,215	263,199	—	—
	6/8/12	—		—		—	—	—	—	20,215	263,199
	12/12/12	—		—		—	—	16,474	214,491	—	—
Patrick M. McKinney	10/11/10	12,350	(4)	6,176	(4)	13.01	10/10/2015	—	—	—	—
	10/11/10	50,000	(4)	—		13.19	10/9/2016	—	—	—	—
	5/10/10	—		—		—	—	—	—	36,916	480,646
	12/16/10	—		—		—	—	—	—	34,615	450,687
	10/10/11	—		—		—	—	—	—	25,000	325,500
	12/14/11	—		—		—	—	—	—	39,517	514,511
	12/14/11	—		—		—	—	39,517	514,511	—	—
	12/12/12	—		—		—	—	41,186	536,242	—	—
F. Scott Hodges	8/2/10	—		—		—	—	—	—	14,817	192,917
	11/22/10	—		—		—	—	—	—	21,038	273,915
	12/14/11	—		—		—	—	—	—	13,928	181,343
	12/14/11	—		—		—	—	13,928	181,343	—	—
	12/12/12	—		—		—	—	11,944	155,511	—	—
Jennifer L. McDonough	4/25/11	1,167	(4)	2,333	(4)	11.87	4/24/2016	—	—	—	—
	4/25/11	—		—		—	—	—	—	27,169	353,740
	12/14/11	—		—		—	—	—	—	10,695	139,249
	12/14/11	—		—		—	—	10,695	139,249	—	—
	12/12/12	—		—		—	—	11,944	155,511	—	—

(1)	The vesting dates for the above options to acquire our common stock, stock appreciation rights (“SAR”), and restricted stock are as follows:

Name	Type of Award	Vesting
Thomas C. Stabley	SAR	20,500 shares granted 2/19/08 vested in full on the third anniversary of the grant date.
	Stock Option	19,139 options granted 11/22/10 and vesting ratably in one-third increments on the first, second and third anniversary of the grant date.
	Restricted Stock	36,378 shares granted 3/25/10. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	31,985 shares granted 12/16/10. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.

Name	Type of Award	Vesting
	Restricted Stock	25,000 shares granted 10/10/11. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	40,733 shares granted 12/14/11. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	40,733 shares granted 12/14/11 vesting in full on the third anniversary of the grant date.
	Restricted Stock	47,364 shares granted 12/12/12 vesting in full on the third anniversary of the grant date.
Michael L. Hodges	Restricted Stock	20,215 shares granted 6/8/12. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	20,215 shares granted 6/8/12 vesting in full on the third anniversary of the grant date.
	Restricted Stock	16,474 shares granted 12/12/12 vesting in full on the third anniversary of the grant date.
Patrick M. McKinney	Stock Option	18,526 shares granted 10/11/10 and vesting ratably in one-third increments on the first, second and third anniversary of the grant date.
	Stock Option	50,000 shares granted 10/10/11 vesting in full on the third anniversary of the grant date.
	Restricted Stock	36,916 shares granted 5/10/10. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	34,615 granted 12/16/10. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	25,000 shares granted 10/10/11. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	39,517 shares granted 12/14/11. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	39,517 shares granted 12/14/11 vesting in full on the third anniversary of the grant date.
	Restricted Stock	41,186 shares granted 12/12/12 vesting in full on the third anniversary of the grant date.
F. Scott Hodges	Restricted Stock	14,817 shares granted 8/2/10. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	21,038 shares granted 11/22/10. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	13,928 shares granted 12/14/11. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	13,928 shares granted 12/14/11 vesting in full on the third anniversary of the grant date.
	Restricted Stock	11,944 shares granted 12/12/12 vesting in full on the third anniversary of the grant date.

Name	Type of Award	Vesting
Jennifer L. McDonough	Stock Option	3,500 shares granted 4/25/11 and vesting ratably in one-third increments on the first, second and third anniversary of the grant date.
	Restricted Stock	27,169 shares granted 4/25/11. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	10,695 shares granted 12/14/11. These shares are subject to both service and performance conditions over a three-year performance period. Shares will vest and become payable only if and to the extent both the performance and service conditions are met.
	Restricted Stock	10,695 shares granted 12/14/11 vesting in full on the third anniversary of the grant date.
	Restricted Stock	11,944 shares granted 12/12/12 vesting in full on the third anniversary of the grant date.

(2)	Represents restricted stock granted pursuant to our 2007 Long-Term Incentive Plan.

(3)	Represents stock appreciation rights granted pursuant to our 2007 Long-Term Incentive Plan.

(4)	Represents options to acquire common stock granted pursuant to our 2007 Long-Term Incentive Plan.

Option Exercises and Stock Vested In 2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)(2)

Thomas C. Stabley	—	—	42,000	431,760

Michael L. Hodges	—	—	—	—

Patrick M. McKinney	—	—	—	—

F. Scott Hodges	—	—	—	—

Jennifer L. McDonough	—	—	—	—

Notes to Option Exercises and Stock Vested in 2012 Table

(1)

These values represent the aggregate dollar amount realized upon vesting. The value is calculated by multiplying the number of shares of stock that vested by the market value of the shares on the vesting date ($10.28).

(2)

In connection with the vesting of restricted stock/unit awards, Mr. Stabley surrendered 12,882 shares to satisfy tax withholding requirements, which reduced the actual number of shares he received upon vesting to 21,118 and the actual value he received upon vesting to $299,033.

Employment Agreements

We have employment agreements with Thomas C. Stabley, our Chief Executive Officer, Patrick M. McKinney, our President and Chief Operating Officer, and Jennifer L. McDonough, our Vice President, General Counsel and Secretary. We have summarized the material terms of these agreements below.

General. The agreements require our executives to devote their full time, attention and energies to the Company’s business while they are employed.

Term. We entered into employment agreements with Mr. Stabley, who was then serving as our Executive Vice President and Chief Financial Officer, and with Mr. McKinney, who was then serving as our Executive Vice President and Chief Operating Officer effective October 1, 2010. Each of their employment agreements was amended on October 10, 2011 in connection with their promotions to Chief Executive Officer, in Mr. Stabley’s case, and to President and Chief Operating Officer, in Mr. McKinney’s case. We entered into an employment agreement with Ms. McDonough effective April 25, 2011 upon the commencement of her employment with the Company. The term of each employment agreement is automatically extended for successive one-year periods on their respective anniversary dates, unless either party provides 90 days’ advance written notice of non-renewal.

Compensation. The agreements provide for an initial base salary, which is reviewed annually by the Compensation Committee and may be adjusted from time to time by the Compensation Committee. The executives are eligible to participate in the Company’s annual incentive plan, equity and performance plans, and other compensation and benefits plans that are generally available to all executives of the Company.

Restrictive Covenants. The employment agreements provide that the executive must maintain the confidentiality of, and must not disclose any of, our confidential information or trade secrets in the event the executive terminates employment with the Company for any reason. The agreements also contain non-competition provisions that apply, subject to certain exceptions, upon termination of employment unless the Board waives these protections and non-solicitation and non-disparagement provisions that apply in all cases.

Termination. The executive officer’s employment may be terminated by either party at any time. Depending on the reason for termination, the executives may receive compensation upon termination as provided under the employment agreements. See “Potential Payments Upon Termination or Change in Control” below for a more detailed discussion.

Severance. The employment agreements provide for severance payments under certain termination conditions and subject to the executive’s having executed and not revoked a release of claims against the Company. See “Potential Payments Upon Termination or Change in Control” below for a more detailed discussion.

Change in Control. Under certain circumstances, the agreements provide for payments to each of Messrs. Stabley and Mr. McKinney if his employment is terminated after a change in control. Ms. McDonough’s agreement refers to the Company’s Executive Change in Control Policy for potential benefits if her employment is terminated in connection with or after a change in control. See “Potential Payments Upon Termination or Change in Control” below for a more detailed discussion.

Potential Payments Upon Termination or Change-In-Control

Overview

The employment agreements described above, certain of our executive compensation plans, our 2007 Long-Term Incentive Plan, and award agreements under the 2007 Long-Term Incentive Plan provide for compensation payable upon termination in specified circumstances. Under the employment agreements, the amount Mr. Stabley, Mr. McKinney, or Ms. McDonough would receive upon termination of employment depends on the reason for his or her termination, and, in Mr. Stabley’s and Mr. McKinney’s case, whether the termination is in connection with a change in control. The following discussion explains the programs and conditions under which our executives could potentially receive post-termination compensation.

Executive Severance Policy

In 2011, the Compensation Committee approved the Executive Severance Policy (the “Severance Policy”) to provide post-termination benefits to eligible participants under certain termination scenarios. The Severance Policy is applicable to Senior Vice Presidents, Vice Presidents, senior director and director-level management positions within the Company, as well as other executives whom the Company may designate from time to time with Compensation Committee approval. Pursuant to the Severance Policy, severance payments and certain other benefits will be made to participants whose employment with the Company is terminated as a result of the elimination of the participant’s position, a restructuring of the Company, or a reduction in force. The Severance Policy generally provides for severance benefits of salary continuation and partial COBRA reimbursements for nine months in the case of Senior Vice Presidents, six months in the case of Vice Presidents, four months in the case of senior directors and three months in the case of director-level management. To receive the severance benefits that the Severance Policy provides, the participant must execute a separation agreement that includes, among other things, a full and complete release of the Company from any obligation or liability to the participant, as well as non-competition and non-solicitation covenants. An executive is disqualified from receiving the severance benefits provided in the policy if the executive is terminated for cause, is terminated as a result of death, retirement, resignation or permanent disability, or if the executive is party to an agreement with the Company that provides severance benefits in the event of termination of employment or change of control.

Executive Change of Control Policy

Also in 2011, the Compensation Committee approved the designation of all Vice Presidents as participants under the Company Executive Change of Control Policy (the “Change of Control Policy”), which was adopted by the Board of Directors in February 2011. The Change of Control Policy is applicable to Executive Vice Presidents, Senior Vice Presidents, and Vice Presidents, as well as other executives whom the Company may designate from time to time with Compensation Committee approval. The stated purpose of the Change of Control Policy is to provide for the payment of salary continuation and certain other benefits to eligible participants whose employment is terminated following a change in control of the Company. The Change of Control Policy contains a double trigger; for benefits to become payable, it requires a termination of a participant’s employment without “cause” or by the participant for “good reason”, in either case as a “direct result” of a “change of control” of the Company (each term as defined in the Change of Control Policy).

The Change of Control Policy provides that each participant will be eligible to receive 18 months’ salary continuation and reduced COBRA premiums during the salary continuation period (if elected by the participant). If the participant’s employment is terminated after the end of a calendar year, but before payment of the annual bonus or pay-for-performance payments attributable to the immediately preceding year, the participant will remain eligible to receive such payment. A participant’s rights with respect to any equity incentive awards will continue to be governed by the applicable Company plan and the participant’s individual agreement governing the award.

As a condition to receiving benefits under the Change of Control Policy, the participant is required to execute a separation agreement and full release, which includes confidentiality, non-solicitation and non-disparagement provisions in favor of the Company. In addition, the participant is required to continue service with the Company pending the change of control. No participant will be eligible to receive any benefits under the Change of Control Policy if such participant (i) is terminated for “cause”, (ii) dies, retires prior to termination, resigns without “good reason” or suffers a permanent disability prior to termination, (iii) is not properly performing his or her duties as determined by the Company, or (iv) is party to an agreement with the Company providing severance benefits on a “change of control” or similar transaction.

Employment Agreements with Thomas C. Stabley and Patrick M. McKinney

Outside of a change in control context, Mr. Stabley and Mr. McKinney will each receive severance benefits under his employment agreement if his employment is involuntarily terminated by the Company without cause (as defined in the respective employment agreement) or if he terminates employment for good reason (as defined in the respective employment agreement), subject to him executing a release of claims. If such a termination occurs prior to a change in control or after 24 months following a change in control, the Company will pay the following severance benefits:

•	An amount equal to his monthly base salary payable in payroll installments for 12 months;

•	A prorated annual bonus for the year of termination based on the Company’s achievement of performance goals;

•	A lump sum equal to the annual cost of his basic life insurance; and

•	Reimbursement of COBRA premiums for 12 months after the date of termination, but reduced to the extent that similar coverage is available to him through a subsequent employer.

If his employment is terminated as described above upon, or within 24 months following, a change in control, the Company will provide the following severance benefits:

•	A lump sum equal to 24 months of his annual base salary;

•	A prorated annual bonus equal to his target annual bonus for the year of termination;

•	A lump sum equal to the cost of his basic life insurance for 24 months; and

•	Reimbursement of COBRA premiums for 24 months after the date of termination, but reduced to the extent that similar coverage is available to him through a subsequent employer.

If his employment is terminated upon his death or disability, the Company will pay a prorated target annual bonus for the year of termination. If his employment is terminated upon death, the Company will pay a lump sum equal to 90 days of his base salary.

Arrangements with Michael L. Hodges, F. Scott Hodges and Jennifer L. McDonough

Mr. M. Hodges, Mr. S. Hodges and Ms. McDonough are each eligible to receive benefits under the Company’s Executive Change of Control Policy and Mr. M. Hodges and Mr. S. Hodges are eligible to receive benefits under the Company’s Executive Severance Policy.

So long as Ms. McDonough is not eligible to receive benefits under the Company’s Executive Change of Control Policy, she will receive severance benefits if her employment is involuntarily terminated by the Company without cause (as defined in the employment agreement) or if she terminates employment for good reason (as defined in the employment agreement), subject to her executing a release of claims. If Mr. M. Hodges’ or Mr. S. Hodges’ employment is terminated for a reason covered by the Company’s Executive Severance Policy, or Ms. McDonough’s employment terminates as described in this paragraph, the Company will pay the following severance benefits:

•

For each of Mr. M. Hodges and Mr. S. Hodges, an amount equal to his monthly base salary payable in payroll installments for nine months. For Ms. McDonough, an amount equal to her monthly base salary payable in payroll installments for six months;

•

For each of Mr. M. Hodges and Mr. S. Hodges, if employment is terminated after the end of a calendar year but before annual bonus or pay-for-performance payments are distributed, he will be entitled to the annual bonus or pay-for-performance payment attributable to the immediately preceding calendar year, assuming for this purpose that all personal performance targets or goals were met. For Ms. McDonough, a prorated annual bonus for the year of termination based on the Company’s achievement of performance goals;

•	A lump sum equal to the cost of basic life insurance premiums for nine months for each of Mr. M. Hodges and Mr. S. Hodges and six months for Ms. McDonough; and

•

Reimbursement of COBRA premiums for nine months for each of Mr. M. Hodges and Mr. S. Hodges and six months for Ms. McDonough after the date of termination, but reduced to the extent that similar coverage is available to him or her through a subsequent employer.

In addition, if Ms. McDonough’s employment is terminated upon her death or disability, the Company will pay a prorated target annual bonus for the year of termination and any accrued but unpaid vested benefits. If her employment is terminated upon death, the Company will pay a lump sum equal to 90 days of her base salary.

2007 Long-Term Incentive Plan

Our Compensation Committee has granted awards to our executives under our 2007 Long-Term Incentive Plan. The 2007 Long-Term Incentive Plan, and the award agreements thereunder, provide for payments of awards in certain termination scenarios as more fully described below.

Change in Control under the 2007 Long-Term Incentive Plan. In general, and unless otherwise specified in the applicable award agreements at the time of grant, upon a change in control (as defined below):

•

All option and stock appreciation right awards will vest immediately and will be exercisable to the extent that their exercise or grant price, as adjusted under the terms of the 2007 Long-Term Incentive Plan, is less than the fair market value of a share of our common stock on the date of the change in control;

•

All awards denominated in shares of stock will be accelerated as of the date of the change in control and will be paid out within 30 days following the change in control (we are authorized to settle all or any portion of the value of the shares of stock in cash). (Certain of the award agreements under our long-term incentive programs limit the number of shares that will accelerate upon a change in control and are described in more detail below);

•	Awards denominated in cash will be paid to participants in cash within 30 days following the change in control;

•

Plan participants will have the earlier of (i) twelve months following such date or (ii) the expiration of the option or stock appreciation right term, to exercise any such option or stock appreciation right (except that the Compensation Committee may, in its discretion, limit the period during which vested options may be exercised to a period on or before a specified date or may require mandatory surrender of some or all outstanding options in exchange for a cash payment of specified value);

•	Restriction periods and other restriction on restricted stock or restricted stock units will lapse; and

•

Target payout opportunities attainable under all outstanding performance-based awards will be deemed to have been fully earned based on targeted performance being attained as of the effective date of the change in control.

2011 and 2012 Performance-Based LTI Awards. The award agreements for performance-based restricted stock granted under the Company’s long-term incentive program for the 2011-2013 performance cycle (the “2011 LTI Program”) provide that all restrictions on performance-based restricted stock awards (including the vesting schedule in that award) immediately lapse upon a change in control with respect to the greater of: (i) 50% of the maximum number of shares granted in the award agreement or (ii) the number of shares that would be awarded if the applicable performance goals and to the extent such performance goals were attained as of the effective date of the change in control. The award agreements for performance-based restricted stock granted under the Company’s long-term incentive program for the 2012-2014 performance cycle (the “2012 LTI Program”) provide that all restrictions on all of the shares of performance-based restricted stock (including the vesting schedule in that award) immediately lapse upon a change in control.

Termination other than due to a Change in Control. Outside of a change in control context, the 2007 Long-Term Incentive Plan, and the award agreements thereunder, provide for the exercise or forfeiture of stock options, stock appreciation rights and restricted stock or other awards depending upon the reason for the termination of the executive’s employment.

For stock-based awards (restricted stock and performance-based restricted stock), the award agreements provide that:

•

In the event of an executive’s termination of employment for any reason other than death or disability before his or her shares of restricted stock have vested, those shares will be forfeited and the executive will no longer have any rights of a stockholder with respect to those forfeited shares of restricted stock.

•

Except for performance-based awards under the 2011 LTI Program, in the event of the executive’s termination of employment due to death or disability before all of his or her shares of restricted stock have vested, all restrictions on time-based awards and on performance-based awards (including the vesting schedule in that award) immediately lapse upon the date of such termination of employment due to death or disability. For performance-based restricted stock awards granted under the 2011 LTI Program, in the event of the executive’s termination of employment due to death or disability before all of his or her shares of restricted stock have vested, all restrictions on performance stock awards (including the vesting schedule in that award) immediately lapse upon the date of such termination with respect to the greater of: (i) 50% of the maximum number of shares granted in the award agreement or (ii) the number of shares that would be awarded if the applicable performance goals and to the extent such performance goals were attained as of the date of such termination.

For stock appreciation rights and non-qualified stock options, the award agreements provide that:

•

Upon the date of the termination of the executive’s employment for any reason other than death, retirement or disability, the executive shall cease vesting in the stock appreciation right or non-qualified stock option, but during the ninety-day period following the executive’s termination of employment, the executive is entitled to exercise that portion of the stock appreciation right that has vested as of the date of the executive’s termination or to exercise the executive’s vested stock option in respect of the number of shares that the executive would have been entitled to purchase had the executive exercised the stock option on the date of such termination. If the executive should die within such ninety-day period, the executive’s representative may exercise the stock appreciation right or the stock option until the end of the original ninety-day time period.

•

Upon the death of the executive while employed by the Company, a vested stock appreciation right or stock option awarded to the executive may be exercised in full at any time prior to the earlier of the expiration date of the award or one year following the date of the executive’s death.

•

Upon the executive’s retirement, the executive shall have the right, at any time prior to the earlier of the expiration date of the award or one year following the date of the executive’s retirement, to exercise the stock appreciation right or stock option to the extent it was vested at the date of retirement.

•

Upon the executive’s termination due to a disability, the executive shall have the right, at any time prior to the earlier of the expiration date of the award or the one year following the date of the executive’s termination of employment due to a disability, to exercise the stock appreciation right or stock option in full.

Definition of “Change in Control”

Under both the 2007 Long-Term Incentive Plan and the employment agreements with each of Messrs. Stabley and McKinney and Ms. McDonough, a “change in control” generally means:

•

The Board is no longer comprised of a majority of incumbent directors, who are defined as directors who were directors on the effective date of the agreements and any successor to an incumbent director whose election, or nomination for election by our stockholders, was approved by the affirmative vote of at least two-thirds of the incumbent directors then on the Board; or

•	The Company is reorganized, merged or consolidated or the Company or any of our subsidiaries is sold, or all or substantially all of our assets are disposed of, unless:

(1)	all or substantially all of the individuals and entities who were the beneficial owners of our outstanding common stock immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the then outstanding shares of our common stock of the corporation resulting from such transaction in substantially the same proportions as their ownership immediately prior to such transaction of our outstanding common stock;

(2)	an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such transaction, except to the extent that such ownership existed prior to such transaction; and

(3)	at least a majority of the members of the board of directors of the corporation resulting from such transaction were incumbent directors of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such transaction; or

•

Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) acquires beneficial ownership of 30% or more of the then outstanding shares of our common stock, except for:

(1)	any acquisition directly from us;

(2)	any acquisition by us;

(3)	any acquisition by any employee benefit plan (or related trust) sponsored or maintained by us or any entity controlled by us; or

(4)	any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of the immediately preceding paragraph.

Termination and Change in Control Tables for 2012

The following tables summarize the compensation and other benefits that would have become payable to each named executive officer assuming his or her employment had terminated on December 31, 2012, given the named executive officer’s base salary as of that date, and giving effect to the closing price of the Company’s common stock on December 31, 2012, which was $13.02. In addition, the following tables summarize the compensation that would become payable to each named executive officer assuming that a change in control of the Company had occurred on December 31, 2012.

Due to the factors that may affect the amount of any benefits provided upon the events described below, any actual amounts paid or payable may be different than those shown in these tables. Factors that could affect these amounts include the date the termination event occurs, the base salary of an executive on the date of termination of employment and the price of our common stock when the termination event occurs. Please see the footnotes to the tables for additional information.

Thomas C. Stabley, Chief Executive Officer

			Change in Control
Executive Benefits and Payments Upon Termination	Death or Disability	Termination by Company Without Cause or by Executive for Good Reason	Termination by Company Without Cause or by Executive for Good Reason	No Termination
Severance(1)	$175,240	$450,000	$900,000	$—
Bonus(2)	450,000	450,000	450,000	—
Benefit Payments(3)	—	15,587	31,173
Value of Accelerated Awards	2,288,470	—	2,288,470	2,288,470
Estimated Gross-Up Payments Pursuant to Employment Agreement	—	—	1,629,981	—

Total	$2,913,711	$915,587	$5,299,624	$2,288,470

Michael L. Hodges, Chief Financial Officer

			Change in Control
Executive Benefits and Payments Upon Termination	Death or Disability	Termination by Company Without Cause or by Executive for Good Reason	Termination by Company Without Cause or by Executive for Good Reason	No Termination
Severance(1)	$—	$195,017	$390,000	$—
Bonus(2)	—	155,999	156,000	—
Benefit Payments(3)	—	11,690	23,380
Value of Accelerated Awards	740,890	—	740,890	740,890
Estimated Gross-Up Payments Pursuant to Employment Agreement	—	—	—	—

Total	$740,890	$362,706	$1,310,270	$740,890

Patrick M. McKinney, President and Chief Operating Officer

			Change in Control
Executive Benefits and Payments Upon Termination	Death or Disability	Termination by Company Without Cause or by Executive for Good Reason	Termination by Company Without Cause or by Executive for Good Reason	No Termination
Severance(1)	$135,000	$390,000	$780,000	$—
Bonus(2)	390,000	390,000	390,000	—
Benefit Payments(3)	—	15,764	31,528
Value of Accelerated Awards	2,193,736	—	2,193,736	2,193,736
Estimated Gross-Up Payments Pursuant to Employment Agreement	—	—	1,443,437	—

Total	$2,718,736	$795,764	$4,838,701	$2,193,736

F. Scott Hodges, Senior Vice President, Land

			Change in Control
Executive Benefits and Payments Upon Termination	Death or Disability	Termination by Company Without Cause or by Executive for Good Reason	Termination by Company Without Cause or by Executive for Good Reason	No Termination
Severance(1)	$—	$173,250	$346,500	$—
Bonus(2)	—	115,500	115,500	—
Benefit Payments(3)	—	11,668	23,337	—
Value of Accelerated Awards	985,028	—	985,028	985,028
Estimated Gross-Up Payments Pursuant to Employment Agreement	$—	—	—	—

Total	$985,028	$300,418	$1,470,365	$985,028

Jennifer L. McDonough, Vice President, General Counsel and Corporate Secretary

			Change in Control
Executive Benefits and Payments Upon Termination	Death or Disability	Termination by Company Without Cause or by Executive for Good Reason	Termination by Company Without Cause or by Executive for Good Reason	No Termination
Severance(1)	$84,866	$122,584	$367,752	$—
Bonus(2)	85,809	85,809	85,809	—
Benefit Payments(3)	—	7,866	23,599	—
Value of Accelerated Awards	613,555	—	613,555	613,555
Estimated Gross-Up Payments Pursuant to Employment Agreement	—	—	398,143	—

Total	$784,230	$216,259	$1,488,858	$613,555

(1)

Represents cash payments equal to the named executive officer’s annual base salary as of December 31, 2012 multiplied by the applicable multiple provided for in the named executive officer’s employment agreement or in the Executive Severance Policy, as applicable.

(2)	Represents target level cash bonus potential for one fiscal year determined as of December 31, 2012.

(3)

Represents the value of continuation of medical insurance, life insurance and other perquisites for a period of one year multiplied by the applicable multiple provided for in the named executed officer’s employment agreement or in the Executive Severance Policy, as applicable, assuming a five percent (5%) increase per year.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of the Company’s common stock for each of our current directors (including all nominees for director), for each of our named executive officers, all of our directors and executive officers as a group, and each of our known 5% stockholders. Beneficial ownership is determined in accordance with SEC rules and regulations. Unless otherwise indicated and subject to community property laws where applicable, we believe that each of the stockholders named in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, all stockholders set forth below have the same principal business address as the Company. Information in the table is as of March 27, 2013, and, in the case of institutional investors, is based on publicly available information as of that date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership**		Percent(1)
Lance T. Shaner	6,359,204	(2)	11.95%

Wellington Management Company, LLP	4,920,705		9.25%
280 Congress Street
Boston, Massachusetts 02110

Westwood Management Corporation (Texas)	3,425,443		6.44%
200 Crescent Court, Suite 1200
Dallas, Texas 75201

Goldman Sachs Asset Management, LP	2,914,714		5.48%
200 West Street
New York, New York 10282

Thomas C. Stabley	723,726	(3)	1.40%

Patrick M. McKinney	231,101	(4)	*

John A. Lombardi	118,505	(5)	*

John W. Higbee	82,995	(6)	*

F. Scott Hodges	80,155	(7)	*

Jennifer L. McDonough	63,087	(8)	*

Michael L. Hodges	59,904	(9)	*

Eric L. Mattson	29,158	(10)	*

John J. Zak	15,234	(11)	*
All executive officers and directors as a group (13 persons)	8,018,036		15.07%

*	Less than one percent (1%).

**	Pursuant to SEC rules, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power and as to which such person has the right to acquire such voting and/or investment power within 60 days.

(1)

Based on 53,218,758 shares of our common stock issued and outstanding as of March 27, 2013, which includes shares of our common stock beneficially owned by our executive officers and directors attributable to vested and exercisable stock options and stock options vesting and becoming exercisable within 60 days of March 27, 2013.

(2)

Represents (a) 4,979,338 shares held directly or in an individual brokerage account, (b) 20,271 shares issuable upon the exercise of stock options which will be vested and exercisable within 60 days of March 27, 2013, (c) 521,678 shares owned by Shaner Family Partner Limited Partnership for which Mr. Shaner disclaims beneficial ownership, (d) 39,229 shares owned by the Lance T. Shaner Irrevocable Grandchildren’s Trust II for which Mr. Shaner disclaims beneficial ownership, (e) 108,000 shares owned by the Shaner Family Foundation for which Mr. Shaner disclaims beneficial ownership, (f) 76,454 shares owned by The Lance T. Shaner 2009 Spousal Remainder Trust for which Mr. Shaner disclaims beneficial ownership, (g) 600,000 shares owned by Shaner Capital L.P. for which Mr. Shaner disclaims beneficial ownership and (h) 14,234 shares of restricted stock granted pursuant to our 2007 Long-Term Incentive Plan, which may not be transferred or sold until the vesting requirements have been satisfied. Mr. Shaner has pledged 4,143,451 shares of our common stock as security.

(3)

Represents (a) 503,790 shares held directly or in an individual brokerage account, (b) 4,866 shares held in a personal individual retirement account, (c) 202,310 shares of restricted stock granted pursuant to our 2007 Long-Term Incentive Plan, which may not be sold or transferred until the vesting requirements have been satisfied and (d) 12,760 shares issuable upon exercise of stock options which are vested and currently exercisable or which will be vested and exercisable within 60 days of March 27, 2013. Mr. Stabley has pledged 225,000 shares of our common stock as security.

(4)

Represents (a) 300 shares held in an individual brokerage account, (b) 1,700 shares held in a personal individual retirement account, (c) 216,751 shares of restricted stock granted pursuant to our 2007 Long-Term Incentive Plan, which may not be sold or transferred until the vesting requirements have been satisfied and (d) 12,350 shares issuable upon exercise of stock options which are vested and currently exercisable or which will be vested and exercisable within 60 days of March 27, 2013.

(5)

Represents (a) 9,000 shares held in an individual brokerage account, (b) 14,234 shares of restricted stock granted pursuant to our 2007 Long-Term Incentive Plan, which may not be sold or transferred until the vesting requirements have been satisfied and (c) 95,271 shares issuable upon exercise of stock options which are vested and currently exercisable or which will be vested and exercisable within 60 days of March 27, 2013.

(6)

Represents (a) 3,000 shares held in a personal individual retirement account, (b) 20,000 shares held jointly by John W. and Linda S. Higbee, (c) 490 shares held solely by Linda S. Higbee for which Mr. Higbee disclaims beneficial ownership, (d) 14,234 shares of restricted stock granted pursuant to our 2007 Long-Term Incentive Plan, which may not be sold or transferred until the vesting requirements have been satisfied and (e) 45,271 shares issuable upon exercise of stock options which are vested and currently exercisable or which will be vested and exercisable within 60 days of March 27, 2013.

(7)

Represents (a) 4,500 shares held in a personal individual retirement account, (b) 75,655 shares of restricted stock granted pursuant to our 2007 Long-Term Incentive Plan, which may not be sold or transferred until the vesting requirements have been satisfied.

(8)

Represents (a) 250 shares held in an individual brokerage account, (b) 60,503 shares of restricted stock granted pursuant to our 2007 Long-Term Incentive Plan, which may not be sold or transferred until the vesting requirements have been satisfied and (c) 2,334 shares issuable upon exercise of stock options which are vested and currently exercisable or which will be vested and exercisable within 60 days of March 27, 2013.

(9)

Represents (a) 3,000 shares held in a personal individual retirement account, (b) 56,904 shares of restricted stock granted pursuant to our 2007 Long-Term Incentive Plan, which may not be sold or transferred until the vesting requirements have been satisfied.

(10)

Represents (a) 10,000 shares held jointly by Eric L. and Wendy B. Mattson, (b) 14,234 shares of restricted stock granted pursuant to our 2007 Long-Term Incentive Plan, which may not be sold or transferred until vesting requirements have been satisfied and (c) 4,924 shares issuable upon exercise of stock options which are vested and currently exercisable or which will be vested and exercisable within 60 days of March 27, 2013.

(11)

Represents (a) 1,000 shares held jointly by John J. Zak and his spouse and (b) 14,234 shares of restricted stock granted pursuant to our 2007 Long-Term Incentive Plan, which may not be sold or transferred until vesting requirements have been satisfied.

EQUITY COMPENSATION PLANS

Our 2007 Long-Term Incentive Plan, which was originally adopted by our Board prior to our initial public offering, provides for the granting of stock options, stock appreciation rights and restricted stock awards and other types of awards to employees, non-employee directors and third party service providers. The exercise price for a stock option award under the 2007 Long-Term Incentive Plan is equal to the closing price of our common stock on the NASDAQ Global Select Market on the date of the grant. Grant practices and related information are generally described in the Compensation Discussion and Analysis section of this proxy statement. See Proposal Four in this proxy statement for information about the proposal to approve the Company’s Amended and Restated 2007 Long-Term Incentive Plan that our stockholders will vote on at the Annual Meeting.

Our 2007 Long-Term Incentive Plan is administered by our Compensation Committee. Among the Compensation Committee’s responsibilities are selecting participants to receive awards, determining the form, amount and other terms and conditions of awards, interpreting the provisions of the 2007 Long-Term Incentive Plan or any award agreement and adopting such rules, forms, instruments and guidelines for administering the 2007 Long-Term Incentive Plan as it deems necessary or proper. All actions, interpretations and determinations by the Compensation Committee are final and binding. The composition of the Compensation Committee is intended to permit the awards under the 2007 Long-Term Incentive Plan to qualify for exemption under Rule 16b-3 of the Exchange Act. In addition, the terms of the 2007 Long-Term Incentive Plan have been drafted such that awards under the 2007 Long-Term Incentive Plan, including annual incentive awards paid to executive officers subject to section 162(m) of the Code or covered employees, may satisfy the requirements of section 162(m) to permit the deduction by us of the associated expenses for federal income tax purposes. However, the deductibility of awards under Section 162(m) is conditioned upon the 2007 Long-Term Incentive Plan having been approved by our stockholders, among other things, and prior to this year, we have not re-submitted the plan to our stockholders for approval. Our Board has approved the Amended and Restated 2007 Long-Term Incentive Plan, which is further described under Proposal Four in this proxy statement. If the Amended and Restated 2007 Long-Term Incentive Plan is approved by our stockholders at the 2013 Annual Meeting, the approval will allow us to take such deductions, if desired, under section 162(m) for future awards made under this plan.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	502,253	$10.95	813,475	(1)

Total	502,253	$10.95	813,475

(1)

Represents shares of common stock available for issuance under our 2007 Long-Term Incentive Plan as of December 31, 2012. See Proposal Four “Approval of Amended and Restated 2007 Long-Term Incentive Plan” for additional information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Company Policies Regarding Related Party Transactions

We do not have a written approval policy for transactions between the Company and our executive officers and directors, but these transactions are subject to the limitations on conflicts of interest and related-party transactions found in our Code of Business Conduct and Ethics (the “Code”). Under the Code, executive officers and directors endeavor to avoid any actual, potential or apparent conflict of interest between their personal and professional relationships. Any proposed related transactions, however, may be approved in accordance with both applicable law and applicable NASDAQ rules. For approval, a committee of independent directors of the Board must approve any transaction that exceeds $5,000 or otherwise requires disclosure in the Company’s proxy statement pursuant to Item 404 of Regulation S-K.

Certain Relationships with Our Chairman

Aircraft Services

We have an oral month-to-month agreement with Charlie Brown Air Corp. (“Charlie Brown”), a New York corporation owned by Lance T. Shaner, our Chairman, regarding the use of two airplanes owned or managed on our behalf by Charlie Brown. Under our agreement with Charlie Brown, we pay a monthly fee for the right to use the airplanes equal to our percentage (based upon the total number of hours of use of the airplanes by us) of the monthly fixed costs for the airplanes, plus a variable per hour flight rate that ranges from $400 to $1,850 per hour. In September 2010, we purchased an undivided 50% interest in one of these airplanes, a Cessna model 550, from Charlie Brown for approximately $0.6 million. In April 2011, we purchased the remaining 50% interest in this aircraft for approximately $0.6 million. For the years ended December 31, 2011 and 2010, we paid Charlie Brown $0.2 million and $0.4 million, respectively, for the use of the aircrafts, including the variable per hour cost in addition to pilots fees, maintenance, hangar rental and other miscellaneous expenses. For the year ended December 31, 2012, the amounts paid to Charlie Brown were negligible.

We own a 25% membership interest in Charlie Brown Air II, LLC (“Charlie Brown II”). Shaner Hotel Group Limited Partnership, a Delaware limited partnership controlled by Lance T. Shaner (“Shaner Hotel”), and an unrelated third party each own 25% and 50%, respectively, in Charlie Brown II, which owns and operates an Eclipse 500 aircraft, which was purchased for approximately $1.7 million.

Charlie Brown II has a loan from Susquehanna Bank, formerly Graystone Bank, to purchase the aircraft that was originally $1.5 million at its inception in June 2007. The loan matures on June 21, 2017 and bears interest at a rate of LIBOR plus 2.5%. The loan required payments of interest only for the first three months of the loan. Thereafter, Charlie Brown II has been required to make monthly payments of principal and interest utilizing an amortization period of 180 months. The Company and Shaner Hotel each guarantee up to twenty five percent, or $0.4 million, of the principal balance of the loan. The balance of this loan as of December 31, 2012 and 2011 was approximately $1.3 million and $1.4 million, respectively. For the years ended December 31, 2012, 2011 and 2010, we paid Charlie Brown II approximately $0.2 million each year, respectively, for loan interest, services rendered and retainer fees.

The business affairs of Charlie Brown Air II, LLC are managed by three members, appointed by each of its three owners. We have designated Thomas C. Stabley, our Chief Executive Officer, as the manager representing our membership interest. Actions of the company must be approved by a majority of the interest percentages of the managers. Each manager votes in matters before the company in accordance with the membership interest percentage of the member that appointed the manager. Certain events, such as the sale by a member of its interest, the merger or consolidation of the company, the filing of bankruptcy, or the sale of the airplane owned by Charlie Brown Air II, LLC, require the written consent of all managers. The consent of managers is also required before the company may change or terminate the management agreement with Charlie Brown, incur any indebtedness, sell substantially all of the company’s assets or sell the airplane owned by the company. In the event that the members are unable to unanimously agree upon any of these matters within 10 days of the proposal of any such matter, an “impasse” may be declared, and the airplane will be sold by the company.

Office Rental

On June 27, 2012, we entered into an office lease agreement with Shaner Office Holdings, L.P., a limited partnership controlled by Lance T. Shaner. The office lease, which will replace our existing headquarters office lease in State College, Pennsylvania, calls for monthly rental payments in the amount of $35,000 beginning on April 1, 2013 and ending on December 31, 2017, with an annual Consumer Price Index (“CPI”) adjustment. The annual CPI adjustment is capped at 2.5%. The term of the lease may be extended for up to three five-year extensions or the property may be purchased outright by our exercise of a purchase option at the end of the five-year lease term.

PROPOSAL THREE: ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act, we are seeking advisory stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement. Stockholders are being asked to vote on the following advisory resolution:

Resolved, that the stockholders approve the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, the executive compensation tables, and accompanying narrative disclosures contained in the Company’s proxy statement for its 2013 annual meeting of stockholders.

The compensation of our executive officers is based on a design that ties a substantial percentage of an executive’s compensation to the attainment of financial and other performance measures that, the Board believes, promote the creation of long-term stockholder value and positions the Company for long-term success. As described more fully in the Compensation Discussion and Analysis, the mix of fixed and performance based compensation, the terms of the annual incentive award program and the terms of long-term incentive awards, as well as the terms of executives’ employment agreements, are all designed to enable the Company to attract and maintain top talent while, at the same time, creating a close relationship between performance and compensation. The Compensation Committee and the Board of Directors believe that the design of the program, and hence the compensation awarded to named executive officers under the current program, fulfills this objective.

Shareholders are urged to read the “COMPENSATION DISCUSSION AND ANALYSIS” section of this proxy statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.

The Board unanimously recommends a vote “FOR” approval of the resolution set forth above.

PROPOSAL FOUR: APPROVAL OF AMENDED AND

RESTATED 2007 LONG-TERM INCENTIVE PLAN

Overview and Key Changes

The Board of Directors has adopted, subject to stockholder approval, the Company’s Amended and Restated 2007 Long-Term Incentive Plan (the “Amended Plan”) that increases the total number of shares of the Company’s common stock available for issuance under the Company’s 2007 Long-Term Incentive Plan (the “Original Plan”) since its inception by 2,900,000 shares, from 3,079,470 under the Original Plan to 5,979,470 under the Amended Plan. The Amended Plan also removes the limit on full value share awards that may be made under the plan, amends the annual grant limits for our key employees, and implements limits on annual awards to non-employee members of our Board of Directors. The Amended Plan also makes a number of other changes intended to clarify and streamline the operation of the plan and to provide us with additional protections (such as subjecting plan awards to any “clawback” policy that we may have in effect from time to time and permitting amendments to be made to unvested awards as determined by the Compensation Committee). A copy of the Amended and Restated 2007 Long-Term Incentive Plan and the Original Plan is attached hereto as Appendix A. To the extent the summary description below differs from the Amended Plan attached as Appendix A, the text of the Amended Plan governs the terms and provisions of the Amended Plan.

Purpose of the Amended Plan

The purpose of the Amended Plan is to advance the best interests of the Company, its affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its affiliates with additional performance incentives and an opportunity to obtain or increase their interest in the Company, thereby encouraging them to continue their employment or affiliation with the Company or its affiliates.

Importance of the Amended Plan

Our Board of Directors has concluded that the adoption of the Amended Plan is necessary in order to maintain the availability of equity incentive awards for our key employees and other individuals who perform services for us by increasing the number of shares authorized for issuance under the Amended Plan. Long-term incentives are an essential component of our overall compensation for key employees and are intended to support talent attraction and retention, link pay and performance, drive the achievement of long-term business objectives and align participants’ interests with our stockholder interests. Because an insufficient number of shares remains available for future awards to key employees and other individuals that perform services for us (as described below), the Board of Directors is recommending that our stockholders approve the Amended Plan.

As of March 27, 2013, 815,687 shares of the Company’s common stock remain available for issuance under the Original Plan but of those shares, only 173,091 shares are able to be granted as full value shares. The Board of Directors believes that the Amended Plan is necessary because the limit in the Original Plan on the amount of full value shares that may be awarded restricts our Compensation Committee’s ability to continue to utilize its preferred design for our long term incentive program. Currently our long term incentive program comprises a combination of time-based and performance-based restricted stock awards, which are full value awards, and does not include awards of stock options or SARs. The number of shares that remains available for issuance to new and existing employees, directors and third party service providers as full value awards is not sufficient to promote the objectives of the Original Plan. The use of equity incentive awards such as those made available through the Amended Plan has been and continues to be an important component of the Company’s compensation and incentive philosophy. This philosophy emphasizes the alignment of compensation and incentives with stockholder interests, and the utilization of long-term equity incentives to increase the proportion of individual compensation that is dependent upon Company performance as the level of individual employee responsibility increases.

Share Information

The Amended Plan would increase by 2,900,000 the maximum number of shares of the Company’s common stock that may be issued under the Original Plan, subject to proportionate adjustment in the event of a stock split or other change in the common stock or capital structure of the Company. Currently, a maximum of 3,079,470 shares of common stock has been authorized for issuance under the Original Plan. As discussed above, as of March 27, 2013, 815,687 shares remain available for issuance under the Original Plan but of those shares, only 173,091 shares are able to be granted as full value shares. We currently use grants of time-based and performance-based restricted stock as part of our compensation plan to retain and motivate executives and employees over the long term, and align their interests with the interests of the Company’s stockholders. We also grant time-based restricted stock awards along with phantom stock awards to Board members on an annual basis as part of our director compensation package. These are all full value share awards. The number of remaining full value shares was insufficient to permit grants of performance-based restricted stocks to our executive officers for the 2013 LTI Program, and, as a result, those individuals have not received a portion of their intended long term incentive opportunity for 2013. The number of remaining full value shares is also insufficient to continue operating the Original Plan through 2013 for all other participants in our long term incentive programs. Based on the Company’s three-year average grant activity in 2010 through 2012, we believe that the number of additional shares to be reserved for issuance under the Amended Plan for which stockholder approval is being sought (along with shares currently available under the Original Plan and the removal of the 50% limitation on awards of full value shares) will be sufficient for approximately three and one-half years to five years following stockholder approval.

In developing our share request for the Amended Plan and analyzing the impact on our stockholders of utilizing equity, we considered our burn rate, dilution and overhang. The burn rate measures the Company’s historical annual equity expenditures under the Original Plan. Burn rate is calculated by dividing the number of shares subject to equity awards granted under equity incentive programs during the year by the weighted-average number of shares outstanding during the same period. For the three-year period of 2010 through 2012, our average burn rate was 1.6%. During this same period our burn rate for each individual year was 1.9% for 2010, 1.7% for 2011 and 1.0% for 2012.

Dilution is an annual measure of how much equity has been granted through equity awards as a percentage of common shares outstanding. Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the year by the number of shares outstanding at the end of the year. For the three-year period of 2010 through 2012, our average dilution was 3.9%. During this same period our dilution for each individual year was 3.7% for 2010, 4.3% for 2011 and 3.6% for 2012.

Overhang captures the total potential stockholder dilution from equity incentive programs rather than just the annual rate of dilution. Overhang is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by the number of shares outstanding at the end of the year. For the three-year period of 2010 through 2012, our average overhang was 6.5%. During this same period our overhang for each individual year was 6.9% for 2010, 6.9% for 2011 and 5.8% for 2012.

Based on an analysis of leading proxy advisory firms’ policies on equity-based compensation plans, our understanding of some of our largest institutional investors’ proxy voting guidelines on stock plan proposals and an understanding of the importance of long-term incentives in supporting the key objectives of our compensation program, management recommended, and the Board of Directors approved, among other changes, the proposed increase of 2,900,000 shares to the Amended Plan, which represented approximately 5.4% of the 53,218,758 shares of our common stock that were outstanding as of March 27, 2013 and a value of approximately $47.4 million based on the closing market price of our common stock on that date ($16.35).

Pay Governance assisted the Compensation Committee in analyzing the number of additional shares to be reserved for the Amended Plan. The Compensation Committee looked at several different potential approaches to increase the reserve: an approach that assumed every award granted transferred full value of a share (the “all full value” approach); a bifurcated approach that sets a limit on the maximum number of full value shares that could be granted (the “bifurcated reserve” approach); and an approach that placed no limit on the number of full value awards that could be granted but counted each full value share as 1.47 shares for purposes of reducing the number of shares reserved for issuance under the Amended Plan (the “fungible reserve” approach). The Compensation Committee selected the all full value approach as that approach included the fewest additional shares (2,900,000 versus 3,650,000 for the bifurcated reserve approach and 4,600,000 for the fungible reserve approach), the lowest potential dilutive effect on our stockholders (11.2% for the total increased reserve of 5,979,470 shares under the Amended Plan) and provided our Compensation Committee with the most flexibility to determine the appropriate design of our long-term incentive programs.

Summary of Material Terms of Amended Plan

The following summary of the material provisions of the Amended Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Amended Plan.

The Amended Plan provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance stock awards, performance unit awards, annual incentive awards, dividend equivalent rights, other stock-based awards and other cash-based awards. Directors, executive officers and other employees of us and our subsidiaries, as well as others performing consulting or advisory services for us, will be eligible for grants under the Amended Plan. The primary purpose of the Amended Plan is to enhance our ability to attract and retain highly qualified executive officers, directors, key employees, and other persons, and to motivate such persons to continue in our service and to expend maximum effort to improve our business results and earnings, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The Amended Plan is not a “qualified plan” within the meaning of section 401 of the Internal Revenue Code of 1986, as Amended (the “Code”), and is not intended to be subject to the Employee Retirement Income Security Act of 1974, as Amended (“ERISA”). The Amended Plan will become effective on May 8, 2013, if approved by our stockholders.

Administration. The Amended Plan provides for administration by the Compensation Committee. Among the Compensation Committee’s responsibilities are selecting participants to receive awards, determining the form, amount and other terms and conditions of awards, interpreting the provisions of the Amended Plan or any award agreement and adopting such rules, forms, instruments and guidelines for administering the Amended Plan as it deems necessary or proper. All actions, interpretations and determinations by the Compensation Committee are final and binding. The composition of the Compensation Committee is intended to permit the awards under the Amended Plan to qualify for exemption under Rule 16b-3 of the Exchange Act. In addition, certain awards under the Amended Plan, including stock options, stock appreciation rights, performance awards and annual incentive awards, paid to executive officers subject to section 162(m) of the Code, or covered employees, may be designed to satisfy the requirements of section 162(m) to permit the deduction by us of the associated expenses for Federal income tax purposes.

Shares Available. The Amended Plan increases the aggregate number of shares of our common stock available for issuance under the Amended Plan, subject to adjustments, from 3,079,470 to 5,979,470 (the “Aggregate Limit”). Pursuant to the terms of the Amended Plan and subject to possible adjustments provided for in the Amended Plan, the following annual award limits apply to awards under the Amended Plan: (i) for an eligible person other than a non-employee director, the maximum number of shares of stock for which each of stock options or stock appreciation rights may be granted under the Amended Plan is 10% of the Aggregate Limit, plus applicable amounts from the previous plan year pursuant to the Amended Plan; (ii) for a non-employee director, the maximum value of each of stock options or stock appreciation rights for which awards may be granted under the Amended Plan is $300,000; (iii) for an eligible person other than a non-employee director, the maximum number of shares of stock that may be granted for any award (a “full value award”) under which stock is issued other than an ISO (as defined below), a stock option that is not an ISO (a “NSO” as defined below), or a stock appreciation right is 10% of the Aggregate Limit, plus applicable amounts from the previous plan year pursuant to the Amended Plan; (iv) for a non-employee director, the maximum value of any full value awards is $300,000; (v) for an employee, the maximum number of shares of stock for which each of performance stock awards and performance unit awards payable in stock may be granted under the Amended Plan is 5% of the Aggregate Limit; and (vi) for an employee, the maximum value of each of performance unit awards or annual incentives payable in cash for which awards may be granted under the Amended Plan is $3,000,000. In the event that any outstanding award expires, is forfeited, cancelled or otherwise terminated without the issuance of shares of our common stock or is otherwise settled in cash, shares of our common stock allocable to such award, including the unexercised portion of such award, shall again become available for the purposes of the Amended Plan. If any award is exercised by tendering shares of our common stock to us, either as full or partial payment, in connection with the exercise of such award under the Amended Plan or to satisfy our withholding obligation with respect to an award, only the number of shares of our common stock issued net of such shares tendered will be deemed delivered for purposes of determining the maximum number of shares of our common stock then available for delivery under the Amended Plan.

In the event of a change in of our capital structure (as discussed in the Amended Plan), adjustments and other substitutions will be made to the Amended Plan, including adjustments to the maximum number of shares subject to the Amended Plan, the number and class of shares subject to awards and, if applicable, the exercise price.

Eligibility for Participation. Employees, directors, agents, representatives and independent contractors of, and consultants and advisors to, us or any of our subsidiaries and affiliates are eligible to participate in the Amended Plan. The selection of participants is within the sole discretion of the Compensation Committee.

Types of Awards. The Amended Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, performance stock awards, performance unit awards, annual incentive awards, dividend equivalent rights, other stock-based awards and other cash-based awards, which we refer to collectively as the “awards.” The Compensation Committee will determine the terms and conditions of each award, including the number of shares subject to the award, the vesting terms of the award, and the purchase or exercise price for each award if applicable. Awards may be made in assumption of or in substitution for outstanding awards previously granted by us or our affiliates, or a company acquired by us or with which we combine.

Award Agreements. Awards granted under the Amended Plan shall be evidenced by award agreements (which need not be identical) that provide additional terms, conditions, restrictions and/or limitations covering the grant of the award, including, without limitation, terms providing for the acceleration of exercisability or vesting of awards in the event of a change of control or conditions regarding the participant’s employment, as determined by the Compensation Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Amended Plan and any such agreement, the provisions of the Amended Plan shall prevail. Award Agreements may be accepted electronically or in any other manner that the Committee deems appropriate. Acceptance of an Award shall constitute agreement to its terms.

Stock Options. The Compensation Committee may grant incentive and non-qualified stock options to participants. Incentive stock options, or “ISOs,” are options to purchase shares of our common stock that are intended to qualify for special tax treatment under section 422 of the Code. Non-qualified stock options, or “NSOs,” are options to purchase shares of our common stock that do not qualify for such treatment. The exercise price of options granted under the Amended Plan may not be less than 100% of the fair market value of a share on the date of grant. In the case of an ISO, the exercise price cannot be less than 110% of the fair market value of a share on the date of grant if the recipient is a ten-percent stockholder of ours. The term of options may not exceed ten years. In the case of an ISO, the term may not exceed five years if the recipient is a ten-percent stockholder. The exercise price may be paid with cash or its equivalent, with previously acquired shares of our common stock, or by other means approved by the Compensation Committee, including by means of a broker-assisted exercise or by the election of the holder of the option that the Compensation Committee withhold shares of sufficient value upon the exercise of the option to pay for the price owed from the exercise of the options.

Stock Appreciation Rights. The Compensation Committee may, either alone or in connection with the grant of an option, grant stock appreciation rights to participants under the Amended Plan. Stock appreciation rights granted alone may be exercised at such times and subject to such terms and conditions as the Compensation Committee may impose. Stock appreciation rights that are granted in tandem with options may only be exercised upon the surrender of the right to purchase an equivalent number of shares of our common stock under the related options and may be exercised only with respect to the shares of common stock for which the related options are then exercisable. The term of stock appreciation rights granted under the Amended Plan cannot exceed ten years and the term of stock appreciation rights that are granted in tandem with ISOs will not extend beyond the expiration of the related ISO. A stock appreciation right entitles a participant to surrender any then exercisable portion of the stock appreciation right and, if applicable, the related option, in exchange for an amount equal to the product of (i) the excess of the fair market value of a share of our common stock on the date preceding the date of surrender over the fair market value of a share of our common stock on the date the stock appreciation right was issued, or, if the stock appreciation right is related to an option, the per share exercise price of the option, and (ii) the number of shares of our common stock subject to the stock appreciation right.

Restricted Stock. The Compensation Committee may grant awards of restricted stock under the Amended Plan, which, unless the Compensation Committee determines otherwise at the time of grant, carry full voting rights and other rights as a stockholder. Any dividends paid in shares of stock or the right to acquire stock will be added to and become part of the restricted stock; the Compensation Committee will determine in each case the treatment of dividends paid in cash that are attributable to the restricted stock pursuant to the Amended Plan (either by converting them to shares and adding them to the grant of restricted stock, or by holding them in cash until the underlying restricted shares become vested). At the option of the Compensation Committee, restricted shares may be evidenced either by an appropriately legended stock certificate held in escrow or by an electronic or manual book entry that will be sufficient in either case to bind holders of restricted stock to all provisions of the Amended Plan and the applicable award agreement. Unrestricted shares will be delivered when the restrictions lapse.

Restricted Stock Units. The Compensation Committee may grant restricted stock units under the Amended Plan, which represent the right of a participant to receive payment upon vesting or on any later date specified by the Compensation Committee. The amount of such payment is equal to the fair market value of a share of our common stock on the date the stock unit was granted, the vesting date, or such other date determined by the Compensation Committee at the time of grant. Payment under a restricted stock unit award will be made by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the restricted stock unit award payment is no longer subject to a substantial risk of forfeiture (as defined for purposes of section 409A of the Code) or at a time that is permissible under section 409A of the Code.

Performance Awards. The Compensation Committee may grant performance shares and performance units under the Amended Plan, which will be earned only if performance goals established for specified performance periods are met. Performance shares are shares of our common stock that vest based on the attainment of specified performance goals (and other restrictions as applicable) and which, unless the Compensation Committee determines otherwise at the time of grant, carry full voting rights and other rights as a stockholder. Performance units are denominated in shares of our common stock or a specified dollar amount and represent the right to receive: (i) in the case of share-denominated performance units, a payment in the amount of the fair market value on the date of grant, vesting or any other date specified by the Compensation Committee or (ii) in the case of dollar-denominated performance units, a specified dollar amount. Performance criteria must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met and may be used to measure our performance as a whole or the performance of a business unit, business segment or division, either individually, or alternatively in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Compensation Committee in an award agreement. The performance goals upon which the payment or vesting of an award to a covered employee that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code are limited to one or more of the following: earnings per share, adjusted earnings per share (as adjusted for non cash and nonrecurring charges, and extraordinary, one-time, or unusual items), total shareholder return, CAGR, cash return on capitalization, increased revenue, increased EBITDAX, adjusted EBITDAX (as adjusted for non cash and nonrecurring charges, and extraordinary, one-time, or unusual items), EBITDAX per share, adjusted EBITDAX per share (as adjusted for non cash and nonrecurring charges, and extraordinary, one-time, or unusual items), net income, adjusted net income (as adjusted for non cash and nonrecurring charges, and extraordinary, one-time, or unusual items), stock price, market capitalization, book capitalization, capital expenditures, return on equity, return on assets, return on net assets, operating income, cash flow from operations before changes in assets and liabilities, operating cash flow per share, cash flow from operations, debt reduction, drill-bit finding and development costs, all-in finding and development costs, lifting costs per unit, general and administrative expenses, exploration expenses, production, production growth, production growth per share, injection volumes, reserve replacement ratio, reserve growth, reserve growth per share, enterprise value, liquids production growth, SEC PV-10, SEC PV-10 per share, enterprise value to EBITDAX ratio, 3 year reserves CAGR, LOE/mcfe, debt/mcfe, debt/proved reserves, debt/proved developed reserves, reserves to production ratio, debt to EBITDAX ratio, discretionary cash flow, or discretionary cash flow per share. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Compensation Committee may adjust performance criteria to reflect the impact of specified corporate transactions, accounting or tax law changes or other extraordinary or nonrecurring events, provided that any such modification does not prevent an award from qualifying for the “performance-based exception” under section 162(m) of the Code, which is described below. Payment under a performance unit award will be made by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the performance unit award payment is no longer subject to a substantial risk of forfeiture (as defined for purposes of section 409A of the Code) or at a time that is permissible under section 409A of the Code. Neither the Compensation Committee nor the board of directors may increase the amount of compensation payable under a previously granted performance award, and if the payment or issuance of a performance award is accelerated for any reasons, the applicable award shall be reduced pursuant to the Amended Plan.

Performance-Based Exception. Under section 162(m) of the Code, we may deduct, for federal income tax purposes, compensation paid to our chief executive officer and three other most highly compensated executive officers (other than our chief financial officer) only to the extent that such compensation does not exceed $1,000,000 for any such individual during any year, excluding compensation that qualifies as “performance-based compensation.” The Amended Plan includes features necessary for income from stock options and other performance-based awards under the Amended Plan to qualify as “performance-based compensation.”

Annual Incentive Awards. The Compensation Committee may grant annual incentive awards under the Amended Plan, which will be earned only if performance goals established by the Compensation Committee and based on performance criteria, as specified below and in the Amended Plan, are attained. Annual incentive awards may be issued to employees who regularly and directly make or influence policy decisions that significantly impact our overall results or success in such amounts and upon such terms as determined by the Compensation Committee. Performance criteria must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met and may be used to measure our performance as a whole or the performance of a business unit, business segment or division, either individually, or alternatively in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Compensation Committee in an award agreement. The performance goals upon which the payment or vesting of an award to a covered employee that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code are limited to one or more of the following: earnings per share, adjusted earnings per share (as adjusted for non cash and nonrecurring charges, and extraordinary, one-time, or unusual items), total shareholder return, CAGR, cash return on capitalization, increased revenue, increased EBITDAX, adjusted EBITDAX (as adjusted for non cash and nonrecurring charges, and extraordinary, one-time, or unusual items), EBITDAX per share, adjusted EBITDAX per share (as adjusted for non cash and nonrecurring charges, and extraordinary, one-time, or unusual items), net income, adjusted net income (as adjusted for non cash and nonrecurring charges, and extraordinary, one-time, or unusual items), stock price, market capitalization, book capitalization, capital expenditures, return on equity, return on assets, return on net assets, operating income, cash flow from operations before changes in assets and liabilities, operating cash flow per share, cash flow from operations, debt reduction, drill-bit finding and development costs, all-in finding and development costs, lifting costs per unit, general and administrative expenses, exploration expenses, production, production growth, production growth per share, injection volumes, reserve replacement ratio, reserve growth, reserve growth per share, enterprise value, liquids production growth, SEC PV-10, SEC PV-10 per share, enterprise value to EBITDAX ratio, 3 year reserves CAGR, LOE/mcfe, debt/mcfe, debt/proved reserves, debt/proved developed reserves, reserves to production ratio, debt to EBITDAX ratio, discretionary cash flow, or discretionary cash flow per share. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Compensation Committee may adjust performance criteria to reflect the impact of specified corporate transactions, accounting or tax law changes or other extraordinary or nonrecurring events, provided that any such modification does not prevent an award from qualifying for the “performance-based exception” under section 162(m) of the Code, as described above. Payment under an annual incentive award will be made by a date that is no later than the date that is two and one-half (2  1/2) months after the end of the calendar year in which the performance unit award payment is no longer subject to a substantial risk of forfeiture (as defined for purposes of section 409A of the Code) or at a time that is permissible under section 409A of the Code. Neither the Compensation Committee nor the board of directors may increase the amount of compensation payable under a previously granted annual incentive award, and if the payment or issuance of a performance award is accelerated for any reasons, the applicable award shall be reduced pursuant to the Amended Plan.

Other Awards. The Compensation Committee may grant other stock-based awards under the Amended Plan as additional compensation for services rendered or in lieu of cash or other compensation to which a participant is entitled. The Compensation Committee may grant other cash-based awards under the Amended Plan, which cash-based awards shall specify the payment amount or payment range as determined by the Compensation Committee.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights either in connection with awards or as separate awards under the Amended Plan; however, in no event shall dividend equivalent rights be granted with respect to Options or SARs. Amounts payable in respect of dividend equivalent rights may be payable in cash or additional shares and shall be credited as of the dividend payable dates and, if applicable, deferred until the lapsing of restrictions on the dividend equivalent rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the award to which the dividend equivalent rights relate. Dividend equivalent rights granted with respect to performance-based compensation shall not be distributed during the relevant performance period or to the extent any such award is otherwise unearned. Notwithstanding the foregoing, any deferral of the payment of a dividend equivalent will comply with Section 409A.

Substitution. Our board of directors may grant awards under the Amended Plan in substitution for awards held by employees of another company who will become employees of us or our affiliates due to a merger, acquisition or consolidation, and such substituted awards may contain terms that vary from those set forth in the Amended Plan as determined appropriate by our board of directors.

Change in Control. Unless otherwise provided in an award agreement, if a transaction that constitutes a change in control (as defined in the Amended Plan) occurs, then (i) outstanding options, stock appreciation rights, stock units, restricted stock and other stock-based awards vest and (ii) outstanding performance units and performance shares vest as if performance objectives were met at the maximum level and participants are entitled to a cash payment in respect of performance units.

Parachute Payments. Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of stock options and benefits paid under other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to the corporation.

Termination, Amendment and Other Terms of the Amended Plan. Options and stock appreciation rights are not transferable except as provided by will or the laws of descent and distribution or a qualified domestic relations order, or as the Compensation Committee may determine at or after grant. Restricted stock and performance awards are not transferable until their restrictions lapse. Our Board of Directors has the right to terminate or amend the Amended Plan or any award agreement at any time so long as doing so does not directly or indirectly lower the exercise price of a previously granted option or stock appreciation right or impair or adversely alter any outstanding vested awards or shares acquired under the Amended Plan without the award holder’s consent, subject to the plan provisions regarding changes in corporate structure, change in control, and compliance with Code Section 409A. Notwithstanding the foregoing, our Board of Directors may not amend the Amended Plan absent stockholder approval to the extent such approval is required by applicable law, regulation or exchange requirement. In the absence of any earlier termination, the Amended Plan will terminate on July 24, 2017, the tenth anniversary of the date on which the Original Plan was first adopted by our Board of Directors. The Amended Plan provides that each participant agrees to reimburse us with respect to any award granted under the Amended Plan to the extent required by any of our clawback or recoupment policies now in effect or as we may adopt or as otherwise required by applicable law.

Federal Income Tax Information

The following discussion is intended to be a general summary of the U.S. federal income tax aspects of awards granted under the Amended Plan. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different. Tax consequences may vary depending on particular circumstances, and administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Participants in the Amended Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes. This discussion is based on the provisions of the Code in effect at the time this summary was drafted for inclusion in this Proxy Statement. It does not include a discussion of or anticipate changes that may become effective or be implemented after that date which could have a material effect on the U.S. federal income tax consequences of awards granted under the Amended Plan.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option, or “ISO”. Participants who do not dispose of their shares for at least two years following the date the ISO was granted or within one year following the exercise of the ISO normally will recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies both such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an participant disposes of the shares acquired either within two years after the date of grant or within one year from the date of exercise (referred to as a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be treated as a capital gain. If a loss is recognized, it will be a capital loss. A capital gain or loss will be long-term if the Participant’s holding period is more than 12 months. Any ordinary income recognized by the Participant upon the disqualifying disposition of the shares acquired generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is a tax preference item for computing the participant’s alternative minimum taxable income which may result in alternative minimum tax liability for the participant, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Non-qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options, or “NQSOs”, and stock appreciation rights, or “SARs”, have no special tax status. A participant receiving these awards generally does not recognize taxable income as the result of the grant of a NQSO or SAR. Upon exercise of a NQSO or SAR, the participant normally recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the exercise date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a NQSO or SAR, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the holding period of the shares is more than 12 months. The Company generally is entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a NQSO or SAR, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to the Company with respect to the grant of a NQSO or SAR or the sale of the stock acquired pursuant to such grant.

Restricted Stock and Performance Stock Awards. A participant receiving restricted stock, including restricted stock which is granted as a performance award, generally will recognize ordinary income equal to the fair market value of the shares on the “vesting date.” The vesting date is the date on which the participant receives the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the vesting date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the vesting date is after the date on which the participant acquires the shares, the participant may elect, subject to obtaining the written approval of the Chief Financial Officer or General Counsel of the Company, and pursuant to Section 83(b) of the Code, to have the date of acquisition be the vesting date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Unless a participant makes a Section 83(b) election, dividends or dividend equivalents paid to a participant on shares of restricted stock will be taxable to the participant as ordinary income and the Company will also be entitled to a deduction, for federal income tax purposes, for dividends paid on unvested restricted stock awards. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income, which currently is subject to the same federal tax rate as capital gains income, and the Company will not receive a deduction for the dividends paid.

Restricted Stock Unit and Performance Share Unit Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit award or a performance share unit award. Upon the settlement of such an award, participants normally will recognize ordinary income in the year of receipt in an amount equal to the fair market value of any substantially vested shares received and any cash received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock in settlement of the award, the participant generally will be taxed in the same manner as described under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the vesting date (as defined under “Restricted Stock”), will be taxed as capital gain or loss. The Company generally is entitled to a deduction equal to the amount of ordinary income recognized by the participant on the vesting date, except to the extent such deduction is limited by applicable provisions of the Code. Dividend equivalents paid to a participant on restricted stock unit awards or performance share unit awards will be taxable to the participant as ordinary income at the time the amount is paid and the Company will be entitled to a corresponding tax deduction, except to the extent such deduction is limited by applicable provisions of the Code.

Annual Incentive Awards. A participant generally will recognize no income upon the receipt of an annual incentive award. Upon the settlement of the annual incentive award, the participant normally will recognize ordinary income in the year of settlement in an amount equal to cash payment received. The Company generally is entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

Other Stock-Based or Cash-Based Awards. Other stock-based or cashed-based awards, if and when granted, would generally be subject to the requirements of Section 409A of the Code, which would impose certain restrictions on the timing and form of payment of deferred compensation.

Withholding. The Company will deduct or withhold, or require the participant who is an employee to remit to his or her employer, an amount sufficient to satisfy the minimum federal, state and local and foreign taxes required by law or regulation to be withheld with respect to any taxable event as a result of the Amended Plan.

Potential Limitation on Company Deductions. With certain exceptions, Code Section 162(m) limits the income tax deduction to the Company for compensation paid to the chief executive officer and the three other most highly compensated executive officers, other than the chief financial officer, to the extent total compensation (including base salary, annual bonus, stock option exercises, etc.) exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain “performance-based” compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Amended Plan has been structured with the intent that awards granted under the Amended Plan may meet the requirements for “performance-based” compensation and Code Section 162(m) if the Compensation Committee desires to structure the awards for deductibility under such provision. To the extent granted at an exercise price not less than the value of the common stock, ISOs, NQSOs, and SARs granted under the Plan are intended to qualify as “performance-based” compensation under Section 162(m) of the Code. Restricted stock, performance stock awards, performance stock units, restricted stock units and other awards under the Plan may qualify as “performance-based” compensation under Code Section 162(m) if they vest or to the extent they become payable based solely upon attainment of pre-established performance goals contained in the Amended Plan.

The Company has attempted to structure the Amended Plan in such a manner that the Compensation Committee can determine the terms and conditions of awards granted thereunder in order to control whether the remuneration attributable to such awards will be subject to the $1 million limitation. The Company has not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from taking a contrary position with respect to the Amended Plan.

The accelerated vesting of awards under the Amended Plan upon a change of control of the Company could result in a participant being considered to receive “excess parachute payments” (as defined in Code Section 280G), which payments are subject to a 20% excise tax imposed on the participant. The Company would not be able to deduct the excess parachute payments made to a participant.

Code Section 409A. Certain awards under the Amended Plan may be subject to Code Section 409A, which regulates “nonqualified deferred compensation” (as defined in Code Section 409A). If an award under the Amended Plan that is subject to Code Section 409A is not administered in compliance with Section 409A, then all compensation under the Amended Plan that is considered “nonqualified deferred compensation” (and awards under any other plan that are required pursuant to Code Section 409A to be aggregated with the award under the Amended Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.

New Plan Benefits

The following table sets forth for each of the Company’s named executive officers, for all current executive officers, all current non-employee directors and for all current non-executive officer employees: (1) the aggregate number of shares of restricted stock intended to be granted under the Amended Plan to the extent determinable; and (2) the aggregate dollar value of such shares based on $16.35 per share, the closing price of our common stock on March 27, 2013.

AMENDED AND RESTATED 2007 LONG-TERM INCENTIVE PLAN

Name and Position	Shares of Restricted Stock Granted		Dollar Value of Restricted Stock Granted
Thomas C. Stabley,	94,728	(a)	$1,548,803
Chief Executive Officer

Michael L. Hodges,	32,948	(a)	538,700
Chief Financial Officer

Patrick M. McKinney,	82,372	(a)	1,346,782
President and Chief Operating Officer

F. Scott Hodges,	23,888	(a)	390,569
Senior Vice President, Land

Jennifer L. McDonough,	23,888	(a)	390,569
Vice President, General Counsel and Secretary

All current executive officers as a group (8)	299,506	(a)	4,896,923

All current non-employee directors as a group (5)(b)	—		—

All current non-executive officer employees as a group (241)(b)	—		—

(a)

Represents grants of performance-based restricted stock subject to performance conditions under the 2013 LTI Program that the Compensation Committee intends to make to the executive officers of the Company, subject to stockholder approval of the Amended Plan. These individuals did not receive grants of performance-based restricted stock under the 2013 LTI Program due to the limit on awards of full value shares contained in the Original Plan. If made, these grants will be awarded at the maximum number of shares that will be issued if the performance conditions to which they are subject are achieved at the highest possible levels. The actual number of shares that the awardee may receive may range from zero to the amount reflected in the table depending on the levels of performance achieved by the company for the performance measures included in the 2013 LTI Program, which will be measured over the period of January 1, 2013 through December 1, 2015.

(b)	Benefits that may be received are discretionary and not determinable.

The Compensation Committee may only grant incentive and non-qualified stock options to each of the Company’s named executive officers, all current non-employee directors, all current non-executive officer employees, agents, representatives and independent contractors of, and consultants and advisors to, the Company and any of its subsidiaries and affiliates. The benefits that may be received are discretionary and are not determinable.

The Board unanimously recommends “FOR” the proposal to approve the Company’s Amended and Restated 2007 Long-term Incentive Plan

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

SEC rules provide that we must receive stockholders’ proposals intended to be presented at the 2014 Annual Meeting of Stockholders by December 9, 2013 to be eligible for inclusion in the proxy materials relating to that meeting. Stockholder proposals must be submitted in writing to the Secretary at Rex Energy Corporation, 476 Rolling Ridge Drive, Suite 300, State College, Pennsylvania 16801. The proposal must otherwise comply with all requirements of the SEC for stockholder proposals.

Under our Bylaws, a stockholder may nominate one or more persons for election as directors at any annual meeting of stockholders or propose business to be brought before the annual meeting of stockholders, or both, only if:

•	such business is a proper matter for stockholder action;

•	the stockholder has given timely notice in proper written form of such director nomination(s) or such proposed business; and

•	the stockholder is a stockholder of record of the Company at the time of giving such notice and is entitled to vote at the annual meeting.

To be timely, a stockholder’s notice must be delivered to and received by the Secretary of the Company at the principal executive offices of the Company not less than 120 days in advance of the first anniversary of the date of the Company’s proxy statement released to stockholders for the preceding year’s annual meeting. In the event the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, delivery of such proposal by the stockholder, to be timely, must be so delivered not later than the close of business on the later of (a) the 120th day prior to such meeting, or (b) the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of an adjournment of an annual meeting does not commence a new time period for the giving of a stockholder’s notice as described above. Under our Bylaws, the term “public announcement” means disclosure in a press release reported by Dow Jones News Service, Associated Press or a comparable national news service, in a document publicly filed by the Company with the SEC, or in a notice pursuant to the applicable rules of an exchange on which the Company’s securities are then listed.

Our Bylaws provide that a stockholder’s notice must be in writing and must set forth:

•

the name and address of the stockholder, as set forth in the Company’s books and records, who intends to make the nomination(s) or propose the business and the beneficial owner, if any, on whose behalf the proposal is made;

•

in the case of a nomination of director(s), (a) a description of all agreements, arrangements or understandings between the stockholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made, (b) any other information relating to such nominee(s) that would be required to be included in a proxy statement filed under the current rules of the SEC, and (c) the nominee(s)’ written consent to serve as director if elected; and

•

in the case of other business proposed to be brought before the annual meeting, (a) a brief description of such business, (b) the reasons for conducting such business at the annual meeting, (c) any material interest the stockholder has in such business, and (d) any other information that is required to be provided by the stockholder under the current rules of the SEC with respect to stockholder proposals.

A stockholder shall also comply with all applicable requirements of the Exchange Act, the rules and regulations thereunder, and all other policies and procedures of the Company with respect to the above described matters. The Board, a committee thereof, the Chief Executive Officer or the President may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedures.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires each director, officer and any individual beneficially owning more than 10% of the Company’s common stock to file with the SEC reports of security ownership and reports on subsequent changes in ownership. These reports are generally due within two (2) business days of the transaction giving rise to the reporting obligation.

Based solely on our review of copies of reports that persons required to file reports under Section 16(a) of the Exchange Act furnished to us, we believe that, for the year ended December 31, 2012, all filings required to be made by reporting persons with respect to the Company were timely made in accordance with the requirements of the Exchange Act, with the exception of the December 17, 2012 filings for the Company’s directors and executive officers for the grants under the 2012 LTI Program, which were filed one day late due to an administrative error in the communication of the grant date.

OTHER MATTERS

The Board does not intend to bring any other business before the Annual Meeting and it is not aware that anyone else intends to do so. If any other business comes before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote as proxies in accordance with their best judgment.

By Order of the Board of Directors,

Jennifer L. McDonough

Vice President, General Counsel and Secretary

State College, Pennsylvania

April 8, 2013

Appendix A-1

REX ENERGY CORPORATION 2007

LONG-TERM INCENTIVE PLAN

AS AMENDED AND RESTATED

EFFECTIVE MAY 8, 2013

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

ARTICLE I

AMENDMENT AND RESTATEMENT, PURPOSE AND DURATION

1.1 Amendment and Restatement. The Company hereby amends and restates the “Rex Energy Corporation 2007 Long-Term Incentive Plan,” as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards, Annual Incentive Awards, Dividend Equivalents, Cash-Based Awards and Other Stock-Based Awards. Subject to approval by the Company’s shareholders, the Plan as amended and restated herein will become effective as of May 8, 2013 (the “Effective Date”) and will be applicable to all Awards made on or after the Effective Date.

1.2 Purpose of the Plan. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or its Affiliates.

1.3 Duration of Plan. Unless sooner terminated as provided herein, the Plan shall terminate on July 24, 2017. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) adoption of the Plan by the Board, and (b) July 24, 2007.

ARTICLE II

DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1 “Affiliate” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2 “Annual Incentive Award” means an Award granted to a Holder pursuant to Article XII.

2.3 “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards, Annual Incentive Awards, Other Stock-Based Awards, Dividend Equivalents and Cash-Based Awards, in each case subject to the terms and provisions of the Plan.

2.4 “Award Agreement” means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

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2.5 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6 “Board” means the board of directors of the Company.

2.7 “Cash-Based Award” means an Award granted pursuant to Article XIV.

2.8 “Change in Control of the Company” means the occurrence of any of the following the Effective Date:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time, (the “Exchange Act”) (a “Covered Person”) of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of the common stock of the Company (the “Outstanding Company Common Stock”), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a) of this Section 2.8, the following acquisitions shall not constitute a Change in Control of the Company: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) of this Section 2.8; or

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Covered Person other than the Board; or

(c) Consummation of (xx) a reorganization, merger or consolidation or sale of the Company or any subsidiary of the Company, or (yy) a disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, direct or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Covered Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination.

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2.9 “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.10 “Committee” means the Compensation Committee of the Board.

2.11 “Company” means Rex Energy Corporation, a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

2.12 “Corporate Change” shall have the meaning ascribed to that term in Section 4.5(c).

2.13 “Covered Employee” means an Employee who is a “covered employee,” as defined in section 162(m) of the Code and the regulations promulgated under section 162(m) of the Code, or any successor statute.

2.14 “Director” means a director of the Company or an Affiliate who is not an Employee.

2.15 “Director Award” means any NQSO, SAR, or Full Value Award granted to a Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.16 “Disability” means as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company’s long-term disability insurance policy or plan for Employees as then in effect; or in the event that the Holder is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan for Employees or in the event the Company does not maintain such a long-term disability insurance policy, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

2.17 “Dividend Equivalent” means a payment equivalent in amount to dividends paid to the Company’s stockholders.

2.18 “Employee” means a person employed by the Company or any Affiliate (including, without limitation, a parent or subsidiary of the Company) as a common law employee.

2.19 “Fair Market Value” of the Stock as of any particular date means (1) if the Stock is traded on a stock exchange, the closing sale price of the Stock on that date as reported on the principal securities exchange on which the Stock is traded, or (2) if the Stock is traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market; provided that (a) if the Stock is not so traded, (b) if no closing price or bid and asked prices for the stock was so reported on that date or (c) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

2.20 “Fiscal Year” means the calendar year.

2.21 “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article VI.

2.22 “Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of shares of stock.

2.23 “Holder” means a person who has been granted an Award or any person who is entitled to receive shares of Stock or cash under an Award.

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2.24 “Incentive Stock Option” or “ISO” means an option to purchase Stock granted pursuant to Article V that is designated as an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

2.25 “Insider” shall mean an individual who is, on the relevant date, an officer, a Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.26 “Minimum Statutory Tax Withholding Obligation” means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state and local taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.27 “Nonqualified Stock Option” or “NQSO” means a “nonqualified stock option” to purchase Stock granted pursuant to Article V that does not satisfy the requirements of section 422 of the Code.

2.28 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.29 “Option Price” shall have the meaning ascribed to that term in Section 5.3.

2.30 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article XIII.

2.31 “Participant” means any eligible person as set forth in Article III to whom an Award is granted.

2.32 “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.33 “Performance Goals” means one or more of the criteria described in Section 9.2 on which the performance goals applicable to an Award are based.

2.34 “Performance Stock Award” means an Award designated as a performance stock award granted to a Holder pursuant to Article IX.

2.35 “Performance Unit Award” means an Award designated as a performance unit award granted to a Holder pursuant to Article IX.

2.36 “Period of Restriction” means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.

2.37 “Plan” means the Rex Energy Corporation 2007 Long-Term Incentive Plan, as amended and restated as of the Effective Date as set forth in this document, and as it may be amended from time to time thereafter.

2.38 “Restricted Stock” means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

2.39 “Restricted Stock Award” means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

2.40 “RSU” means a restricted stock unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VIII.

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2.41 “RSU Award” means an Award granted pursuant to Article VIII.

2.42 “SAR” means a stock appreciation right granted under the Plan pursuant to Article VI.

2.43 “Section 409A” means section 409A of the Code and Department of Treasury or Internal Revenue Service rules, regulations or guidance issued thereunder.

2.44 “Stock” means the common stock of the Company, $0.001 par value per share (or such other par value as may be designated by act of the Company’s stockholders).

2.45 “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in section 409A of the Code and Department of Treasury or Internal Revenue Service rules, regulations or guidance issued thereunder.

2.46 “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article VI herein, the exercise of which shall require forfeiture of the right to purchase a share of Stock under the related Option (and when a share of Stock is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.47 “Ten Percent Stockholder” means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

2.48 “Termination of Employment” means the termination of the Award recipient’s employment relationship with the Company and all Affiliates.

2.49 “Third Party Service Provider” means any consultant, agent, representative, advisor, or independent contractor who renders services to the Company or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b)  do not directly or indirectly promote or maintain a market for the Company’s securities.

ARTICLE III

ELIGIBILITY

The persons who are eligible to receive Awards under the Plan are Employees, Directors and Third Party Service Providers. The persons who are eligible to receive Annual Incentive Awards under the Plan are Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company. Directors and Third Party Service Providers are only eligible to receive NQSO, SAR or Full Value Awards.

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1 Authority to Grant Awards. The Committee may grant Awards to those Employees, Directors and Third Party Service Providers as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

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4.2 Dedicated Shares; Maximum Awards.

(a) Number of Shares of Stock Dedicated under the Plan for Awards. The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 5,979,470 (the “Aggregate Limit”).

(b) Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(i) The maximum number of shares of Stock with respect to which SARs may be granted to a Participant, other than a Director, during a Fiscal Year is 10% of the Aggregate Limit, plus the amount of the Participant’s unused applicable Annual Award Limit for Options as of the close of the previous Plan Year. The maximum aggregate value of SARs that may be granted to a Director during a Fiscal Year (determined as of the date of the Award using an appropriate valuation method determined by the Committee) is $300,000.

(ii) The maximum number of shares of Stock with respect to which Options may be granted to a Participant, other than a Director, during a Fiscal Year is 10% of the Aggregate Limit, plus the amount of the Participant’s unused applicable Annual Award Limit for Options as of the close of the previous Plan Year. The maximum aggregate value of Options that may be granted to a Director during a Fiscal Year (determined as of the date of the Award using an appropriate valuation method determined by the Committee) is $300,000.

(iii) The maximum number of shares of Stock with respect to which Full Value Awards may be granted to a Participant, other than a Director, during a Fiscal Year is 10% of the Aggregate Limit, plus the amount of the Participant’s unused applicable Annual Award Limit for Full Value Awards as of the close of the previous Plan Year. The maximum aggregate value of Full Value Awards that may be granted to a Director during a Fiscal Year (determined based on the Fair Market Value of Stock on the date of the Award) is $300,000.

(iv) The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee during a Fiscal Year is 5% of the Aggregate Limit.

(v) The maximum number of shares of Stock with respect to which Performance Unit Awards payable in Stock may be granted to an Employee during a Fiscal Year is 5% of the Aggregate Limit.

(vi) The maximum value of cash with respect to which Performance Unit Awards payable in cash may be granted to an Employee during a Fiscal Year, determined as of the dates of Grants of the Performance Unit Awards, is $3,000,000.

(vii) The maximum amount that may be paid to an Employee under Annual Incentive Award(s) granted to an Employee during a Fiscal Year is $3,000,000.

(c) Share Usage. Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XV; provided, however, that such increase shall be conditioned upon the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules. If shares of Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an Option, SAR or issuance of fully-vested shares of Stock under another type of Award, then the number of shares available for issuance under the Plan will be reduced by the gross number of shares issuable under the exercised Option or SAR or the gross number of fully-vested Shares issuable under another type of Award, calculated in each instance prior to any such share withholding. If shares of Stock are tendered in payment of the Option Price of an Option, such shares of Stock will not be added to the aggregate number of shares of Stock with respect to which Awards may be granted under

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the Plan. To the extent that any outstanding Award is forfeited or cancelled for any reason or is settled in cash in lieu of shares of Stock, or any shares of Stock subject to an Award are repurchased by the Company, at a price per share not greater than the original issue price paid per share, pursuant to the Company’s repurchase rights under the Plan or the applicable Award Agreement, the shares of Stock allocable to such portion of the Award may again be subject to an Award granted under the Plan. When a SAR is settled in shares of Stock, the number of shares of Stock subject to the SAR under the SAR Award Agreement will be counted against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan as one share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise. The maximum number of shares of Stock available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional shares of Stock or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or other Stock-Based Awards. In the case of any Award granted in substitution for an award of a company or business acquired by the Company or an Affiliate, shares of Stock issued or issuable in connection with such substitution will not be counted against the number of shares reserved under the Plan, but will be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

4.3 Non-Transferability. Except as specified in the applicable Award Agreements or in domestic relations court orders, an Award shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her. Any attempted assignment, alienation, garnishment, pledge, attachment, or levy with respect to an Award in violation of this Section shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

4.4 Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b) of the Exchange Act.

4.5 Changes in the Company’s Capital Structure.

(a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of

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bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

(c) If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, or except as otherwise provided in Article XVI hereof, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s shares will receive one share of the successor corporation for each share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of shares of the successor as the Award was exercisable for shares of Stock of the Company):

(i) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(ii) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

(iii) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the

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transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(iv) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

(v) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

Any adjustment effected by the Committee under Section 4.5 shall be designed to provide the Holder with the intrinsic value of his or her Award, as determined prior to the Corporate Change, or, if applicable, equalize the Fair Market Value of the Award before and after the Corporate Change.

In effecting one or more of the alternatives set out in paragraphs (iii), (iv) or (v) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

(f) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

4.6 Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer

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or General Counsel of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer or General Counsel of the Company shall forfeit any or all Awards granted to him or her under the Plan.

4.7 Forfeiture for Cause. Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets or other confidential information of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

4.8 Forfeiture Events. The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder’s provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

4.9 Award Agreements. Each Award shall be embodied in a written agreement and shall be subject to the terms and conditions of the Plan. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan. Award Agreements may be accepted electronically or in any other manner that the Committee deems appropriate. Acceptance of an Award shall constitute agreement to its terms.

4.10 Amendments of Awards. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan. However, no such amendment shall adversely affect in a material manner any vested right of a Holder without his or her written consent. Other than in connection with a change in the Company’s capital structure as described in Section 4.5, neither an Option nor an SAR may be amended to reduce the exercise price or in any other manner that would constitute a direct or indirect re-pricing (including cancelling previously awarded Options or SARs and re-granting them with a lower Option Price or grant price, cancelling previously awarded Options or SARs with Option Prices or grant prices per share in excess of the then current Fair Market Value per share for consideration payable in cash, equity securities of the Company or in the form of any other Award under the Plan, or taking any other action with respect to an Option or SAR that would be treated as a re-pricing under the rules and regulations of the principal securities exchange on which the Company’s Stock is traded).

4.11 Rights as Stockholder. A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a SAR, an RSU, a Performance Stock Unit, or an Other Stock-Based Award until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

4.12 Issuance of Shares of Stock. Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

4.13 Restrictions on Stock Received. The Committee may impose such conditions and/or restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

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ARTICLE V

OPTIONS

5.1 Authority to Grant Options. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by section 422 of the Code and the regulations thereunder).

5.2 Option Agreement. Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) the Option Price, (b) the duration of the Option, (c) the number of shares of Stock to which the Option pertains, (d) the exercise restrictions, if any, applicable to the Option and (e) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

5.3 Option Price. The price at which shares of Stock may be purchased under an Option (the “Option Price”) shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price must not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of stock on the date of grant. Subject to the limitations set forth in the preceding sentences of this Section 5.3, the Committee shall determine the Option Price for each grant of an Option under the Plan.

5.4 Duration of Option. An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years, or, in the case of a Ten Percent Stockholder, no ISO shall be exercisable later than the fifth (5th) anniversary of the date of its grant) or (ii) the period of time specified in the applicable Award Agreement that follows the Holder’s Termination of Employment or severance of affiliation relationship with the Company.

5.5 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.

5.6 Exercise of Option.

(a) General Method of Exercise. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Holder wishes to exercise such Option on the date such notice is so delivered, (2) the number of shares of Stock with respect to which the Option is to be exercised and (3) the address to which any certificate representing such shares of Stock should be mailed. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, or (b) any other form of payment which is acceptable to the Committee.

(b) Exercise Through Third-Party Broker; Net Exercise. The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable tax withholding resulting from such exercise. The Committee may also permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by instructing the Committee to withhold a number of Shares otherwise deliverable to the Holder pursuant to the Option having an aggregate Fair Market Value on the date of exercise equal to the Option Price and any such applicable tax withholding.

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5.7 Notification of Disqualifying Disposition. If any Employee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Employee shall notify the Company of such disposition within ten (10) days thereof.

5.8 $100,000 Limitation on ISOs. To the extent that the aggregate Fair Market Value of shares of Stock with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to ISOs under the Plan and Stock subject to ISOs under all other plans of the Company, such Options shall be treated as NQSOs. For this purpose, the “Fair Market Value” of the shares of Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an ISO.

5.9 Transferability – Incentive Stock Options. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all ISOs granted to an Employee under this Article V shall be exercisable during his or her lifetime only by such Employee.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 Authority to Grant SAR Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

6.2 General Terms. Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR. The grant price of Tandem SARs shall be equal to the Option Price of the related Option.

6.3 SAR Agreement. Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) the grant price of the SAR, (b) the term of the SAR, (c) the vesting and termination provisions of the SAR and (d) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

6.4 Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Price of the ISO.

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6.5 Exercise of SAR. A SAR may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes; provided, however, that Tandem SARs may be exercised for all or part of the shares of stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option and may be exercised only with respect to the shares of Stock for which its related Option is then exercisable.

6.6 Payment of SAR Amount. Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price of the SAR by the number of shares of Stock with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

6.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE VII

RESTRICTED STOCK AWARDS

7.1 Restricted Stock Awards. The Committee may make Awards of Restricted Stock to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Restricted Stock, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

7.2 Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

7.3 Holder’s Rights as Stockholder. Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. In the case of dividends paid in cash, at the discretion of the Committee, such dividends shall either (i) be accumulated in cash and paid to the Holder (without interest) when the underlying Restricted Stock becomes vested, or (ii) be added to and become a part of the Restricted Stock, with the number of shares of Stock added to the Restricted Stock determined by dividing the amount of the cash dividend by the Fair Market Value of a share of Stock on the date of dividend payment. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such

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Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Holder’s ownership of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Holder who has received such Award. Such records of the Company or such agent shall, absent manifest error, be binding on all Holders who receive Restricted Stock Awards evidenced in such manner.

ARTICLE VIII

RESTRICTED STOCK UNIT AWARDS

8.1 Authority to Grant RSU Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion. The Committee or its delegate shall maintain a bookkeeping ledger account which reflects the number of RSUs credited under the Plan for the benefit of a Holder.

8.2 RSU Award. An RSU Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each RSU shall have a value equal to the Fair Market Value of a share of Stock.

8.3 RSU Award Agreement. Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

8.4 Form of Payment Under RSU Award. Payment under an RSU Award shall be made in either cash or shares of Stock as specified in the applicable Award Agreement.

8.5 Time of Payment Under RSU Award. A Holder’s payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time or upon an event that is permissible under Section  409A.

ARTICLE IX

PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS

9.1 Authority to Grant Performance Stock Awards and Performance Unit Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock Awards and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Stock Award or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine. If the Committee imposes vesting or transferability restrictions on a

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Holder’s rights with respect to Performance Stock or Performance Unit Awards, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

9.2 Performance Goals. The Performance Goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Goals, which may be based on one or more business criteria that apply to the Holder, one or more business units of the Company, or the Company as a whole: earnings per share, adjusted earnings per share (as adjusted for non-cash and non-recurring charges, and extraordinary, one-time, or unusual items), total shareholder return, CAGR, cash return on capitalization, increased revenue, increased EBITDAX, adjusted EBITDAX (as adjusted for non-cash and non-recurring charges, and extraordinary, one-time, or unusual items), EBITDAX per share, adjusted EBITDAX per share (as adjusted for non-cash and non-recurring charges, and extraordinary, one-time, or unusual items ), net income, adjusted net income (as adjusted for non-cash and non-recurring charges, and extraordinary, one-time, or unusual items), stock price, market capitalization, book capitalization, capital expenditures, return on equity, return on assets, return on net assets, operating income, cash flow from operations before changes in assets and liabilities, operating cash flow per share, cash flow from operations, debt reduction, drill-bit finding and development costs, all-in finding and development costs, lifting costs per unit, general and administrative expenses, exploration expenses, production, production growth, production growth per share, injection volumes, reserve replacement ratio, reserve growth, reserve growth per share, enterprise value, liquids production growth, SEC PV-10, SEC PV-10 per share, enterprise value to EBITDAX ratio, 3 year reserves CAGR, LOE/mcfe, debt/mcfe, debt/proved reserves, debt/proved developed reserves, reserves to production ratio, debt to EBITDAX ratio, discretionary cash flow, or discretionary cash flow per share. Goals may also be based on performance relative to a peer group of companies.

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). For Awards that are intended to qualify as Performance-Based Compensation, in interpreting Plan provisions applicable to Performance Goals and Performance Stock or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee. The Committee may make adjustments to the terms and conditions of, and the Performance Goals included in, Performance Stock Awards or Performance Unit Awards in recognition of non-cash and non-recurring charges, and extraordinary, one-time, or unusual events (including, without limitation, the events described in Section 4.5) affecting the Company or financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, however, that no such adjustment shall be made if the effect would be to cause an Award that was intended to qualify for the performance-based compensation exception under section 162(m) of the Code to fail such qualification. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding upon Participants, the Company, and all other interested persons.

9.3 Time of Establishment of Performance Goals. With respect to a Covered Employee, a Performance Goal for a particular Performance Stock Award or Performance Unit Award must be established by the

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Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain.

9.4 Written Agreement. Each Performance Stock Award or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

9.5 Form of Payment Under Performance Unit Award. Payment under a Performance Unit Award shall be made in cash and/or shares of Stock as specified in the Holder’s Award Agreement.

9.6 Time of Payment Under Performance Unit Award. A Holder’s payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (i) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (ii) at a time or upon an event that is permissible under Section  409A.

9.7 Holder’s Rights as Stockholder With Respect to a Performance Stock Award. Subject to the terms and conditions of the Plan, each Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the shares of Stock issued to the Holder pursuant to the Award during any period in which such issued shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares of Stock. Dividends paid with respect to Performance Stock Awards in property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Performance Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Performance Stock Award. In the case of dividends paid in cash, at the discretion of the Committee, such dividends shall either (i) be accumulated in cash and paid to the Holder (without interest) when the underlying shares of Stock become vested, or (ii) be added to and become a part of the Performance Stock Award, with the number of shares of Stock added to the Performance Stock Award determined by dividing the amount of the cash dividend by the Fair Market Value of a share of Stock on the date of dividend payment.

9.8 Increases Prohibited. None of the Committee or the Board may increase the amount of compensation payable under a Performance Stock or Performance Unit Award. If the time at which a Performance Stock or Performance Unit Award will vest or be paid is accelerated for any reason, the number of shares of Stock subject to, or the amount payable under, the Performance Stock or Performance Unit Award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

ARTICLE X

DIRECTOR AWARDS

All Awards to Directors shall be determined by the Board or Committee, subject to the limits set forth in Section 4.2.

ARTICLE XI

DIVIDEND EQUIVALENTS

Any eligible person selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Stock that are subject to any Award for which actual dividends are not payable, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee; provided, that in no event shall Dividend

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Equivalents be granted with respect to Options or SARs. Such Dividend Equivalents shall be converted to cash or additional shares by such formula and at such time and subject to such limitations as may be determined by the Committee. In addition, Dividend Equivalents granted with respect to Performance-Based Compensation shall not be distributed during the relevant performance period or to the extent any such Award is otherwise unearned. Notwithstanding the foregoing, any deferral of the payment of a Dividend Equivalent will comply with Section  409A.

ARTICLE XII

ANNUAL INCENTIVE AWARDS

12.1 Authority to Grant Annual Incentive Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Annual Incentive Awards under the Plan to Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company in such amounts and upon such terms as the Committee shall determine. The amount of any Annual Incentive Awards shall be based on the attainment of such Performance Goals as the Committee may determine.

12.2 Performance Goals. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Holder, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following: earnings per share, adjusted earnings per share (as adjusted for non-cash and non-recurring charges, and extraordinary, one-time, or unusual items), total shareholder return, CAGR, cash return on capitalization, increased revenue, increased EBITDAX, adjusted EBITDAX (as adjusted for non-cash and non-recurring charges, and extraordinary, one-time, or unusual items), EBITDAX per share, adjusted EBITDAX per share (as adjusted for non-cash and non-recurring charges, and extraordinary, one-time, or unusual items ), net income, adjusted net income (as adjusted for non-cash and non-recurring charges, and extraordinary, one-time, or unusual items), stock price, market capitalization, book capitalization, capital expenditures, return on equity, return on assets, return on net assets, operating income, cash flow from operations before changes in assets and liabilities, operating cash flow per share, cash flow from operations, debt reduction, drill-bit finding and development costs, all-in finding and development costs, lifting costs per unit, general and administrative expenses, exploration expenses, production, production growth, production growth per share, injection volumes, reserve replacement ratio, reserve growth, reserve growth per share, enterprise value, liquids production growth, SEC PV-10, SEC PV-10 per share, enterprise value to EBITDAX ratio, 3 year reserves CAGR, LOE/mcfe, debt/mcfe, debt/proved reserves, debt/proved developed reserves, reserves to production ratio, debt to EBITDAX ratio, discretionary cash flow, or discretionary cash flow per share. Goals may also be based on performance relative to a peer group of companies.

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). For Annual Incentive Awards that are intended to qualify as Performance-Based Compensation, in interpreting Plan provisions applicable to Performance Goals, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Annual Incentive Awards made pursuant to the Plan shall be determined by the Committee. The Committee may make adjustments to the terms and conditions of, and the Performance Goals included in, Annual Incentive Awards in recognition of non-cash and non-recurring charges, and extraordinary, one-time, or unusual events (including, without limitation, the events described in Section 4.5)

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affecting the Company or financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, however, that no such adjustment shall be made if the effect would be to cause an Annual Incentive Award that was intended to qualify for the performance-based compensation exception under section 162(m) of the Code to fail such qualification. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding upon Participants, the Company, and all other interested persons.

12.3 Time of Establishment of Performance Goals. A Performance Goal for a particular Annual Incentive Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain.

12.4 Written Agreement. Each Annual Incentive Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

12.5 Form of Payment Under Annual Incentive Award. Payment under an Annual Incentive Award shall be made in cash.

12.6 Time of Payment Under Annual Incentive Award. A Holder’s payment under an Annual Incentive Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (i) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Annual Incentive Award payment is no longer subject to a Substantial Risk of Forfeiture or (ii) at a time or upon an event that is permissible under Section 409A.

12.7 Increases Prohibited. None of the Committee or the Board may increase the amount of compensation payable under an Annual Incentive Award. If the time at which an Annual Incentive Award will be paid is accelerated for any reason, the amount payable under the Annual Incentive Award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

ARTICLE XIII

OTHER STOCK-BASED AWARDS

13.1 Authority to Grant Other Stock-Based Awards. The Committee may grant to eligible persons other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

13.2 Value of Other Stock-Based Award. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee.

13.3 Payment of Other Stock-Based Award. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Stock as the Committee determines.

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13.4 Termination of Employment. The Committee shall determine the extent to which a Holder’s rights with respect to Other Stock-Based Awards shall be affected by the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan

ARTICLE XIV

CASH-BASED AWARDS

14.1 Authority to Grant Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.

14.2 Value of Cash-Based Award. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.

14.3 Payment of Cash-Based Award. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award, in cash.

14.4 Termination of Employment. The Committee shall determine the extent to which a Holder’s rights with respect to Cash-Based Awards shall be affected by the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Cash-Based Awards issued pursuant to the Plan.

ARTICLE XV

SUBSTITUTION AWARDS

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Employees, or whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted.

ARTICLE XVI

CHANGE IN CONTROL OF THE COMPANY

16.1 Change in Control of the Company. Upon the occurrence of a Change in Control of the Company, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement:

(a) Any and all Options and SARs granted hereunder shall become immediately vested and exercisable to the extent that their Option Price or grant price, as adjusted pursuant to Section 4.5 is less than the Fair Market Value of a share of stock on such date and the Participant shall have until the earlier of: (i) twelve (12) months following such termination date, or (ii) the expiration of the Option or SAR term, to exercise any such Option or SAR;

(b) any Period of Restriction and restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse;

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(c) the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares, shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change in Control of the Company;

(i) The vesting of all Awards denominated in shares of Stock shall be accelerated as of the effective date of the Change in Control of the Company, and shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control of the Company. The Committee has the authority to pay all or any portion of the value of the shares of stock in cash;

(ii) Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change in Control of the Company; and

(d) unless otherwise specifically provided in a written agreement entered into between the Participant and the Company, the Committee shall pay out all Other Stock-Based Awards.

(e) Subject to the acceleration of vesting of outstanding Options, the Committee, in its discretion, may provide that in the event of a Change in Control of the Company pursuant to Section 2.8(b) or (c), no later than ten (10) days after the approval by the shareholders of the Company of such merger, consolidation, reorganization, sale, lease, or exchange or assets or dissolution or such election of directors, or in the event of a Change in Control of the Company pursuant to Section 2.8(a), no later than thirty (30) days after the occurrence of such Change in Control of the Company, that (i) Options may be exercised in full only for a limited period of time on or before a specified date (before or after such Change in Control of the Company) fixed by the Committee, after which specified date all unexercised Options and all rights of the Participants thereunder shall terminate, or (ii) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants as of a date, before or after such Change in Control of the Company, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Participant an amount of cash per share of stock equal to the excess, if any of the “Change in Control of the Company Value” of the shares of stock subject to such Option over the Option Price(s) under such Options for such shares of stock.

For the purpose of this Section 16.1(e), “Change in Control of the Company Value” shall equal the amount determined in clause (i), (ii), or (iii), whichever is applicable, as follows: (i) the per share price of the Stock offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets, or dissolution transaction, (ii) the per share price of the Stock offered to shareholders of the Company in any tender offer or exchange offer whereby a Change in Control of the Company takes place, or (iii) if such Change in Control of the Company occurs other than pursuant to a tender or exchange offer, the Fair Market Value per share of the shares in which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

ARTICLE XVII

ADMINISTRATION

17.1 Awards. The Plan shall be administered by the Committee or, in the absence of the Committee, the Plan shall be administered by the Board. The members of the Committee shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

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17.2 Authority of the Committee. The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business relating to the Plan or Awards made under the Plan, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities to (a) determine the persons to whom and the time or times at which Awards will be made; (b) determine the number and exercise price of shares of Stock covered in each Award subject to the terms and provisions of the Plan; (c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan; (d) accelerate the time at which any outstanding Award will vest; (e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and (f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees, Directors or Third Party Service Providers to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

17.3 Decisions Binding. All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its Affiliates, its stockholders, Holders and the estates and beneficiaries of Holders.

17.4 No Liability. Under no circumstances shall the Company, its Affiliates, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, its Affiliates’, the Committee’s or the Board’s roles in connection with the Plan.

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ARTICLE XVIII

AMENDMENT OR TERMINATION OF PLAN

18.1 Amendment, Modification, Suspension, and Termination. Subject to Section 18.2, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

18.2 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan if and to the extent such Award is vested, without the written consent of the Holder holding such Award, subject to Sections 4.5, 16.1 and 19.18.

ARTICLE XIX

MISCELLANEOUS

19.1 Unfunded Plan/No Establishment of a Trust Fund. Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

19.2 No Employment Obligation. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment at any time or for any reason not prohibited by law.

19.3 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation.

The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of an Award by delivering to the Holder a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares under the Award, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s

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Minimum Statutory Tax Withholding Obligation on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 19.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder’s right, title and interest in such shares of Stock shall terminate.

The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

19.4 Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

19.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.6 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

19.7 Other Compensation Plans. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees, Directors or Third Party Service Providers.

19.8 Retirement and Welfare Plans. Neither Awards made under the Plan nor shares of Stock or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.

19.9 Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

19.10 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19.11 Law Limitations/Governmental Approvals. The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

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19.12 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

19.13 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

19.14 Investment Representations. The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

19.15 Persons Residing Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which persons employed outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable – any subplans and modifications to Plan terms and procedures established under this Section 19.15 by the Committee shall be attached to the Plan document as Appendices; and (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Securities Exchange Act of 1934, as amended, the Code, any securities law or governing statute or any other applicable law.

19.16 Arbitration of Disputes. Any controversy arising out of or relating to the Plan or an Award Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

19.17 Governing Law. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Pennsylvania, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

19.18 Section 409A. To the extent the Committee determines that any Award granted under the Plan is subject to Section 409A, the relevant Award Agreement will incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and Award Agreement will be interpreted in accordance with Section 409A and Department of Treasury and IRS regulations, rulings and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A, the Committee may adopt such amendments to the Plan and/or the applicable Award Agreement or adopt policies and procedures or take any other action or actions, including an action or amendment with retroactive effect, that the Committee determines is necessary or appropriate to (i) exempt the Award from the application of Section 409A or (ii) comply with the requirements of Section 409A. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes deferred compensation within the meaning of Section 409A, any payment or

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distribution to be made with respect to such Award upon the Participant’s separation from service shall be delayed if the Participant is a “specified employee” (within the meaning of Section 409A) until the earlier of (a) the first day of the seventh month following the Participant’s separation from service and (b) the Participant’s death.

19.19 Delegation of Authority. The Board or the Committee may, in its sole discretion, delegate authority hereunder not already delegated by the terms hereof, including but not limited to delegating authority to select Participants, to grant Awards, to establish terms and conditions of Awards, or to amend, manage, administer, interpret, construe or vary the Plan or any Awards or Award Agreements, to the extent permitted by applicable law or administrative or regulatory rule.

19.20 Clawback. Each Participant agrees to reimburse the Company with respect to any Award granted under the Plan to the extent required by any clawback or recoupment policy of the Company now in effect or as may be adopted by the Corporation from time to time or as otherwise required by applicable law.

19.21 Retention Requirements. Shares of Stock acquired by a Participant under this Plan may be subject to share retention guidelines or minimum holding requirements established by the Company.

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Appendix A-2

REX ENERGY CORPORATION 2007

LONG-TERM INCENTIVE PLAN

ARTICLE I ESTABLISHMENT, PURPOSE AND DURATION 1

-i-

-ii-

-iii-

-iv-

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

1.1 Establishment. The Company hereby establishes an incentive compensation plan, to be known as the “Rex Energy Corporation 2007 Long-Term Incentive Plan,” as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards, Annual Incentive Awards, Dividend Equivalents, Cash-Based Awards and Other Stock-Based Awards. Subject to approval by the Company’s shareholders, the Plan will become effective as of the completion of the Company’s initial public offering as reflected on the Company’s first effective registration statement filed under the Securities Act of 1933, as amended (the “Effective Date”).

1.2 Purpose of the Plan. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or its Affiliates.

1.3 Duration of Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

ARTICLE II

DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1 “Affiliate” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2 “Annual Incentive Award” means an Award granted to a Holder pursuant to Article X.

2.3 “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards, Annual Incentive Awards, Other Stock-Based Awards, Dividend Equivalents and Cash-Based Awards, in each case subject to the terms and provisions of the Plan.

2.4 “Award Agreement” means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

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2.5 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6 “Board” means the board of directors of the Company.

2.7 “Cash-Based Award” means an Award granted pursuant to Article XIV.

2.8 “Change in Control of the Company” means the occurrence of any of the following the Effective Date:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time, (the “Exchange Act”) (a “Covered Person”) of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of the common stock of the Company (the “Outstanding Company Common Stock”), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a) of this Section 2.8, the following acquisitions shall not constitute a Change in Control of the Company: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) of this Section 2.8; or

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Covered Person other than the Board; or

(c) Consummation of (xx) a reorganization, merger or consolidation or sale of the Company or any subsidiary of the Company, or (yy) a disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, direct or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Covered Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination.

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2.9 “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.10 “Committee” means the Compensation Committee of the Board.

2.11 “Company” means Rex Energy Corporation, a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

2.12 “Corporate Change” shall have the meaning ascribed to that term in Section 4.5(c).

2.13 “Covered Employee” means an Employee who is a “covered employee,” as defined in section 162(m) of the Code and the regulations promulgated under section 162(m) of the Code, or any successor statute.

2.14 “Director” means a director of the Company or an Affiliate who is not an Employee.

2.15 “Director Award” means any NQSO, SAR, or Full Value Award granted to a Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.16 “Disability” means as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company’s long-term disability insurance policy or plan for Employees as then in effect; or in the event that the Holder is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan for Employees or in the event the Company does not maintain such a long-term disability insurance policy, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

2.17 “Dividend Equivalent” means a payment equivalent in amount to dividends paid to the Company’s stockholders.

2.18 “Employee” means a person employed by the Company or any Affiliate (including, without limitation, a parent or subsidiary of the Company) as a common law employee.

2.19 “Fair Market Value” of the Stock as of any particular date means (1) if the Stock is traded on a stock exchange, the closing sale price of the Stock on that date as reported on the principal securities exchange on which the Stock is traded, or (2) if the Stock is traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market; provided that (a) if the Stock is not so traded, (b) if no closing price or bid and asked prices for the stock was so reported on that date or (c) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

2.20 “Fiscal Year” means the calendar year.

2.21 “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article VI.

2.22 “Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of shares of stock.

2.23 “Holder” means a person who has been granted an Award or any person who is entitled to receive shares of Stock or cash under an Award.

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2.24 “Incentive Stock Option” or “ISO” means an option to purchase Stock granted pursuant to Article V that is designated as an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

2.25 “Insider” shall mean an individual who is, on the relevant date, an officer, a Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.26 “Minimum Statutory Tax Withholding Obligation” means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state and local taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.27 “Nonqualified Stock Option” or “NQSO” means a “nonqualified stock option” to purchase Stock granted pursuant to Article V that does not satisfy the requirements of section 422 of the Code.

2.28 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.29 “Option Price” shall have the meaning ascribed to that term in Section 5.3.

2.30 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article XIII.

2.31 “Participant” means any eligible person as set forth in Article III to whom an Award is granted.

2.32 “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.33 “Performance Goals” means one or more of the criteria described in Section 9.2 on which the performance goals applicable to an Award are based.

2.34 “Performance Stock Award” means an Award designated as a performance stock award granted to a Holder pursuant to Article IX.

2.35 “Performance Unit Award” means an Award designated as a performance unit award granted to a Holder pursuant to Article IX.

2.36 “Period of Restriction” means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.

2.37 “Plan” means the Rex Energy Corporation 2007 Long-Term Incentive Plan, as set forth in this document as it may be amended from time to time.

2.38 “Restricted Stock” means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

2.39 “Restricted Stock Award” means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

2.40 “RSU” means a restricted stock unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VIII.

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2.41 “RSU Award” means an Award granted pursuant to Article VIII.

2.42 “SAR” means a stock appreciation right granted under the Plan pursuant to Article VI.

2.43 “Section 409A” means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

2.44 “Stock” means the common stock of the Company, $0.001 par value per share (or such other par value as may be designated by act of the Company’s stockholders).

2.45 “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in section 409A of the Code and Department of Treasury guidance issued thereunder.

2.46 “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article VI herein, the exercise of which shall require forfeiture of the right to purchase a share of Stock under the related Option (and when a share of Stock is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.47 “Ten Percent Stockholder” means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

2.48 “Termination of Employment” means the termination of the Award recipient’s employment relationship with the Company and all Affiliates.

2.49 “Third Party Service Provider” means any consultant, agent, representative, advisor, or independent contractor who renders services to the Company or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

ARTICLE III

ELIGIBILITY

The persons who are eligible to receive Awards under the Plan are Employees, Directors and Third Party Service Providers. The persons who are eligible to receive Annual Incentive Awards under the Plan are Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company. Directors and Third Party Service Providers are only eligible to receive NQSO, SAR or Full Value Awards.

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ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1 Authority to Grant Awards. The Committee may grant Awards to those Employees, Directors and Third Party Service Providers as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

4.2 Dedicated Shares; Maximum Awards.

(a) Number of Shares of Stock Dedicated under the Plan for Awards.

(i) The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 3,079,470 (the “Aggregate Limit”).

(ii) The aggregate number of shares of Stock with respect to which Full Value Awards may be granted under the Plan is 50% of the Aggregate Limit.

(b) Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(i) The maximum number of shares of Stock with respect to which Options may be granted to a Participant during a Fiscal Year is 5% of the Aggregate Limit, plus the amount of the Participant’s unused applicable Annual Award Limit for Options as of the close of the previous Plan Year.

(ii) The maximum number of shares of Stock with respect to which SARs may be granted to a Participant during a Fiscal Year is 5% of the Aggregate Limit, plus the amount of the Participant’s unused applicable Annual Award Limit for Options as of the close of the previous Plan Year.

(iii) The maximum number of shares of Stock with respect to which Full Value Awards may be granted to a Participant during a Fiscal Year is 5% of the Aggregate Limit, plus the amount of the Participant’s unused applicable Annual Award Limit for Full Value Awards as of the close of the previous Plan Year.

(iv) The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee during a Fiscal Year is 2.5% of the Aggregate Limit.

(v) The maximum number of shares of Stock with respect to which Performance Unit Awards payable in Stock may be granted to an Employee during a Fiscal Year is 2.5% of the Aggregate Limit.

(vi) The maximum value of cash with respect to which Performance Unit Awards payable in cash may be granted to an Employee during a Fiscal Year, determined as of the dates of Grants of the Performance Unit Awards, is $2,000,000.

(vii) The maximum amount that may be paid to an Employee under Annual Incentive Award(s) granted to an Employee during a Fiscal Year is $2,000,000.

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(c) Share Usage. Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XV; provided, however, that such increase shall be conditioned upon the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules. If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. If shares of Stock are tendered in payment of an Option Price of an Option, such shares of Stock will not be added to the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. To the extent that any outstanding Award is forfeited or cancelled for any reason or is settled in cash in lieu of shares of Stock, the shares of Stock allocable to such portion of the Award may again be subject to an Award granted under the Plan. When a SAR is settled in shares of Stock, the number of shares of Stock subject to the SAR under the SAR Award Agreement will be counted against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan as one share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise. The maximum number of shares of Stock available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional shares of Stock or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or other Stock-Based Awards.

4.3 Non-Transferability. Except as specified in the applicable Award Agreements or in domestic relations court orders, an Award shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her. Any attempted assignment of an Award in violation of this Section shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

4.4 Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5 Changes in the Company’s Capital Structure.

(a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock

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rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

(c) If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

(1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

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(3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(4) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

(5) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

Any adjustment effected by the Committee under Section 4.5 shall be designed to provide the Holder with the intrinsic value of his or her Award, as determined prior to the Corporate Change, or, if applicable, equalize the Fair Market Value of the Award before and after the Corporate Change.

In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

(f) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

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4.6 Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer or General Counsel of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer or General Counsel of the Company shall forfeit any or all Awards granted to him or her under the Plan.

4.7 Forfeiture for Cause. Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

4.8 Forfeiture Events. The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder’s provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

4.9 Award Agreements. Each Award shall be embodied in a written agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

4.10 Amendments of Award Agreements. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan. However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent. Except as specified in Section 4.5(b), the Committee may not directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR.

4.11 Rights as Stockholder. A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a SAR, an RSU, a Performance Stock Unit, or an Other Stock-Based Award until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

4.12 Issuance of Shares of Stock. Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

4.13 Restrictions on Stock Received. The Committee may impose such conditions and/or restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

4.14 Compliance With Section 409A. Awards shall be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A.

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ARTICLE V

OPTIONS

5.1 Authority to Grant Options. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by section 422 of the Code and the regulations thereunder).

5.2 Option Agreement. Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) the Option Price, (b) the duration of the Option, (c) the number of shares of Stock to which the Option pertains, (d) the exercise restrictions, if any, applicable to the Option and (e) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

5.3 Option Price. The price at which shares of Stock may be purchased under an Option (the “Option Price”) shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price must not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of stock on the date of grant. Subject to the limitations set forth in the preceding sentences of this Section 5.3, the Committee shall determine the Option Price for each grant of an Option under the Plan.

5.4 Duration of Option. An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years, or, in the case of a

Ten Percent Stockholder, no ISO shall be exercisable later than the fifth (5th) anniversary of the date of its grant) or (ii) the period of time specified in the applicable Award Agreement that follows the Holder’s Termination of Employment or severance of affiliation relationship with the Company.

5.5 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.

5.6 Exercise of Option.

(a) General Method of Exercise. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Holder wishes to exercise such Option on the date such notice is so delivered, (2) the number of shares of Stock with respect to which the Option is to be exercised and (3) the address to which any certificate representing such shares of Stock should be mailed. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (c) any other form of payment which is acceptable to the Committee.

(b) Exercise Through Third-Party Broker. The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable tax withholding resulting from such exercise.

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5.7 Transferability – Incentive Stock Options. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all ISOs granted to an Employee under this Article V shall be exercisable during his or her lifetime only by such Employee.

5.8 Notification of Disqualifying Disposition. If any Employee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Employee shall notify the Company of such disposition within ten (10) days thereof.

5.9 $100,000 Limitation on ISOs. To the extent that the aggregate Fair Market Value of shares of Stock with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to ISOs under the Plan and Stock subject to ISOs under all other plans of the Company, such Options shall be treated as NQSOs. For this purpose, the “Fair Market Value” of the shares of Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an ISO.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 Authority to Grant SAR Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

6.2 General Terms. Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR. The grant price of Tandem SARs shall be equal to the Option Price of the related Option.

6.3 SAR Agreement. Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) the grant price of the SAR, (b) the term of the SAR, (c) the vesting and termination provisions of the SAR and (d) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

6.4 Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Price of the ISO.

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6.5 Exercise of SAR. A SAR may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes; provided, however, that Tandem SARs may be exercised for all or part of the shares of stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option and may be exercised only with respect to the shares of Stock for which its related Option is then exercisable.

6.6 Payment of SAR Amount. Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price of the SAR by the number of shares of Stock with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

6.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE VII

RESTRICTED STOCK AWARDS

7.1 Restricted Stock Awards. The Committee may make Awards of Restricted Stock to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Restricted Stock, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

7.2 Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

7.3 Holder’s Rights as Stockholder. Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

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ARTICLE VIII

RESTRICTED STOCK UNIT AWARDS

8.1 Authority to Grant RSU Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of RSUs credited under the Plan for the benefit of a Holder.

8.2 RSU Award. An RSU Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each RSU shall have a value equal to the Fair Market Value of a share of Stock.

8.3 RSU Award Agreement. Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

8.4 Form of Payment Under RSU Award. Payment under an RSU Award shall be made in either cash or shares of Stock as specified in the applicable Award Agreement.

8.5 Time of Payment Under RSU Award. A Holder’s payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section  409A.

ARTICLE IX

PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS

9.1 Authority to Grant Performance Stock Awards and Performance Unit Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock Awards and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Stock Award or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Performance Stock or Performance Unit Awards, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

9.2 Performance Goals. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Goals set forth in this Article IX, the Performance Goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Goals, which may be based on one or more business criteria that apply to the Holder, one or more business units of the Company, or the

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Company as a whole: earnings per share, total shareholder return, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions and cost ratios (per employee or per customer). Goals may also be based on performance relative to a peer group of companies.

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Stock or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.16227(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee.

9.3 Time of Establishment of Performance Goals. With respect to a Covered Employee, a Performance Goal for a particular Performance Stock Award or Performance Unit Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b)  the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain.

9.4 Written Agreement. Each Performance Stock Award or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

9.5 Form of Payment Under Performance Unit Award. Payment under a Performance Unit Award shall be made in cash and/or shares of Stock as specified in the Holder’s Award Agreement.

9.6 Time of Payment Under Performance Unit Award. A Holder’s payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

9.7 Holder’s Rights as Stockholder With Respect to a Performance Stock Award. Subject to the terms and conditions of the Plan, each Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the shares of Stock issued to the Holder pursuant to the Award during any period in which such issued shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares of Stock.

9.8 Increases Prohibited. None of the Committee or the Board may increase the amount of compensation payable under a Performance Stock or Performance Unit Award. If the time at which a Performance Stock or Performance Unit Award will vest or be paid is accelerated for any reason, the number of shares of Stock subject to, or the amount payable under, the Performance Stock or Performance Unit Award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

9.9 Stockholder Approval. No payments of Stock or cash will be made to a Covered Employee pursuant to this Article IX unless the stockholder approval requirements of Department of Treasury Regulation section 1.162-27(e)(4) are satisfied.

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ARTICLE X

DIRECTOR AWARDS

All Awards to Directors shall be determined by the Board or Committee.

ARTICLE XI

DIVIDEND EQUIVALENTS

Any eligible person selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

ARTICLE XII

ANNUAL INCENTIVE AWARDS

12.1 Authority to Grant Annual Incentive Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Annual Incentive Awards under the Plan to Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company in such amounts and upon such terms as the Committee shall determine. The amount of any Annual Incentive Awards shall be based on the attainment of such Performance Goals as the Committee may determine.

12.2 Performance Goals. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Holder, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following: earnings per share, total shareholder return, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions and cost ratios (per employee or per customer). Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Stock or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Annual Incentive Awards made pursuant to the Plan shall be determined by the Committee.

12.3 Time of Establishment of Performance Goals. A Performance Goal for a particular Annual Incentive Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain.

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12.4 Written Agreement. Each Annual Incentive Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

12.5 Form of Payment Under Annual Incentive Award. Payment under an Annual Incentive Award shall be made in cash.

12.6 Time of Payment Under Annual Incentive Award. A Holder’s payment under an Annual Incentive Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Annual Incentive Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

12.7 Increases Prohibited. None of the Committee or the Board may increase the amount of compensation payable under an Annual Incentive Award. If the time at which an Annual Incentive Award will be paid is accelerated for any reason, the amount payable under the Annual Incentive Award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

12.8 Stockholder Approval. No payments of cash will be made pursuant to this Article X unless the stockholder approval requirements of Department of Treasury Regulation section 1.162-27(e)(4) are satisfied.

ARTICLE XIII

OTHER STOCK-BASED AWARDS

13.1 Authority to Grant Other Stock-Based Awards. The Committee may grant to eligible persons other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

13.2 Value of Other Stock-Based Award. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee.

13.3 Payment of Other Stock-Based Award. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Stock as the Committee determines.

13.4 Termination of Employment. The Committee shall determine the extent to which a Holder’s rights with respect to Other Stock-Based Awards shall be affected by the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan

ARTICLE XIV

CASH-BASED AWARDS

14.1 Authority to Grant Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.

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14.2 Value of Cash-Based Award. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.

14.3 Payment of Cash-Based Award. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award, in cash.

14.4 Termination of Employment. The Committee shall determine the extent to which a Holder’s rights with respect to Cash-Based Awards shall be affected by the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Cash-Based Awards issued pursuant to the Plan.

ARTICLE XV

SUBSTITUTION AWARDS

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Employees, or whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted.

ARTICLE XVI

CHANGE IN CONTROL OF THE COMPANY

16.1 Change in Control of the Company. Upon the occurrence of a Change in Control of the Company, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement:

(a) Any and all Options and SARs granted hereunder shall become immediately vested and exercisable to the extent that their Option Price or grant price, as adjusted pursuant to Section 4.5 is less than the Fair Market Value of a share of stock on such date and the Participant shall have until the earlier of: (i) twelve (12) months following such termination date, or (ii) the expiration of the Option or SAR term, to exercise any such Option or SAR;

(b) any Period of Restriction and restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse;

(c) the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares, shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change in Control of the Company;

(i) The vesting of all Awards denominated in shares of Stock shall be accelerated as of the effective date of the Change in Control of the Company, and shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control of the Company. The Committee has the authority to pay all or any portion of the value of the shares of stock in cash;

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(ii) Awards denominated in cash shall be paid to Participants in cash within thirty

(30) days following the effective date of the Change in Control of the Company; and

(d) unless otherwise specifically provided in a written agreement entered into between the Participant and the Company, the Committee shall pay out all Other Stock-Based Awards.

(e) Subject to the acceleration of vesting of outstanding Options, the Committee, in its discretion, may provide that in the event of a Change in Control of the Company pursuant to Section 2.8(b) or (c), no later than ten (10) days after the approval by the shareholders of the Company of such merger, consolidation, reorganization, sale, lease, or exchange or assets or dissolution or such election of directors, or in the event of a Change in Control of the Company pursuant to Section 2.8(a), no later than thirty (30) days after the occurrence of such Change in Control of the Company, that (i) Options may be exercised in full only for a limited period of time on or before a specified date (before or after such Change in Control of the Company) fixed by the Committee, after which specified date all unexercised Options and all rights of the Participants thereunder shall terminate, or (ii) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants as of a date, before or after such Change in Control of the Company, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Participant an amount of cash per share of stock equal to the excess, if any of the “Change in Control of the Company Value” of the shares of stock subject to such Option over the Option Price(s) under such Options for such shares of stock.

For the purpose of this Section 16.1(e), “Change in Control of the Company Value” shall equal the amount determined in clause (i), (ii), or (iii), whichever is applicable, as follows: (i) the per share price of the Stock offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets, or dissolution transaction, (ii) the per share price of the Stock offered to shareholders of the Company in any tender offer or exchange offer whereby a Change in Control of the Company takes place, or (iii) if such Change in Control of the Company occurs other than pursuant to a tender or exchange offer, the Fair Market Value per share of the shares in which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

ARTICLE XVII

ADMINISTRATION

17.1 Awards. The Plan shall be administered by the Committee or, in the absence of the Committee, the Plan shall be administered by the Board. The members of the Committee shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

17.2 Authority of the Committee. The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business relating to the Plan or Awards made under the Plan, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly

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called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities to (a) determine the persons to whom and the time or times at which Awards will be made; (b) determine the number and exercise price of shares of Stock covered in each Award subject to the terms and provisions of the Plan; (c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan; (d) accelerate the time at which any outstanding Award will vest; (e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and (f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees, Directors or Third Party Service Providers to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

17.3 Decisions Binding. All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its Affiliates, its stockholders, Holders and the estates and beneficiaries of Holders.

17.4 No Liability. Under no circumstances shall the Company, its Affiliates, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, its Affiliates’, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE XVIII

AMENDMENT OR TERMINATION OF PLAN

18.1 Amendment, Modification, Suspension, and Termination. Subject to Section 18.2, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s

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stockholders and except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

18.2 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

ARTICLE XIX

MISCELLANEOUS

19.1 Unfunded Plan/No Establishment of a Trust Fund. Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

19.2 No Employment Obligation. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment at any time or for any reason not prohibited by law.

19.3 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation.

The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of an Award by delivering to the Holder a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares under the Award, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock,

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remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 19.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder’s right, title and interest in such shares of Stock shall terminate.

The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

19.4 Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

19.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.6 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

19.7 Other Compensation Plans. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees, Directors or Third Party Service Providers.

19.8 Retirement and Welfare Plans. Neither Awards made under the Plan nor shares of Stock or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.

19.9 Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

19.10 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19.11 Law Limitations/Governmental Approvals. The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.12 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

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19.13 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

19.14 Investment Representations. The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

19.15 Persons Residing Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which persons employed outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable – any subplans and modifications to Plan terms and procedures established under this Section 19.15 by the Committee shall be attached to the Plan document as Appendices; and (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Securities Exchange Act of 1934, as amended, the Code, any securities law or governing statute or any other applicable law.

19.16 Arbitration of Disputes. Any controversy arising out of or relating to the Plan or an Award Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

19.17 Governing Law. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Pennsylvania, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Daylight Savings Time, Wednesday, May 8, 2013.

Vote by Internet
		• •	Go to www.envisionreports.com/REXX Or scan the QR code with your smartphone
		•	Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in	☒
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

1.	Election of Directors:	For	Withhold				For	Withhold		For	Withhold		+
	01 - Lance T. Shaner	☐	☐	02 - Thomas C. Stabley			☐	☐	03 - John W. Higbee	☐	☐

	04 - John A. Lombardi	☐	☐	05 - Eric L. Mattson			☐	☐	06 - John J. Zak	☐	☐

				For	Against	Abstain					For	Against	Abstain

2.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.			☐	☐	☐	3.	To consider a non-binding “say on pay” vote regarding the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in this proxy statement.			☐	☐	☐
4.	To approve the Company’s Amended and Restated 2007 Long-Term Incentive Plan.			☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as your name appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢		+

▼    IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.    ▼

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Proxy — REX ENERGY CORPORATION

Annual Meeting of Stockholders – May 8, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Thomas C. Stabley and Jennifer L. McDonough as Proxy to represent and to vote, as designated on the reverse, and in his or her discretion on any other business which may properly come before the Annual Meeting of the Stockholders (the “Annual Meeting”), all the shares of stock of Rex Energy Corporation (the “Company”), held of record by the undersigned on March 22, 2013, at the Annual Meeting to be held on May 8, 2013, or adjournments thereof. If this proxy card is executed and no direction is given, such shares will be voted “FOR” all of the nominees listed in Proposal 1, “FOR” Proposals 2, 3 and 4 and in the discretion of Thomas C. Stabley and Jennifer L. McDonough on such other business as may properly come before the meeting.

YOU MAY RECEIVE MORE THAN ONE PROXY CARD FOR SHARES OF COMMON STOCK THAT YOU OWN DEPENDING ON HOW YOU OWN YOUR SHARES. PLEASE COMPLETE, SIGN AND RETURN EACH PROXY CARD THAT YOU RECEIVE AS EACH CARD REPRESENTS SEPARATE SHARES OF COMMON STOCK HELD BY YOU.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

(Continued and to be signed on the reverse side)